SEC File Nos. 002-10758

811-00066

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement

Under

the Securities Act of 1933

Post-Effective Amendment No. 123

and

Registration Statement

Under

the Investment Company Act of 1940

Amendment No. 62

AMERICAN BALANCED FUND

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618-4518

(Address of Principal Executive Offices)

Registrant's telephone number, including area code:

(213) 486-9200

Michael W. Stockton, Secretary

American Balanced Fund

333 South Hope Street

Los Angeles, California 90071-1406

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Morgan, Lewis & Bockius LLP

300 South Grand Avenue, 22nd Floor

Los Angeles, California 90071-3132

(Counsel for the Registrant)

Approximate date of proposed public offering:

It is proposed that this filing become effective on April 7, 2017, pursuant to paragraph (b) of Rule 485.

American Balanced Fund® Prospectus April 7, 2017

Class	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T
	ABALX	BALCX	TABFX	BALFX	AMBFX	AFMBX	CLBAX	CLBCX	CLBEX	TAFBX

Class	529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
	CLBFX	RLBAX	RLBBX	RAMHX	RLBCX	RLBEX	RLEFX	RLBFX	RLBGX

Table of contents

Investment objectives	1
Fees and expenses of the fund	1
Principal investment strategies	2
Principal risks	3
Investment results	5
Management	7
Purchase and sale of fund shares	7
Tax information	7
Payments to broker-dealers and other financial intermediaries	7
Investment objectives, strategies and risks	8
Management and organization	11
Shareholder information	14
Purchase, exchange and sale of shares	15
How to sell shares	19
Distributions and taxes	22
Choosing a share class	23
Sales charges	24
Sales charge reductions and waivers	26
Rollovers from retirement plans to IRAs	33
Plans of distribution	35
Other compensation to dealers	36
Fund expenses	37
Financial highlights	39

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Investment objectives The investment objectives of the fund are: (1) conservation of capital, (2) current income and (3) long-term growth of capital and income.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 26 of the prospectus and on page 68 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share class:	A and 529-A	C and 529-C	529-E	T and 529-T	All F and 529-F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	529-A
Management fees	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%
Distribution and/or service (12b-1) fees	0.24	1.00	0.25	0.25	none	none	0.23
Other expenses	0.12	0.15	0.16[2]	0.18	0.16	0.06[2]	0.21
Total annual fund operating expenses	0.59	1.38	0.64	0.66	0.39	0.29	0.67

Share class:	529-C	529-E	529-T	529-F-1	R-1	R-2	R-2E
Management fees	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%
Distribution and/or service (12b-1) fees	0.99	0.50	0.25	0.00	0.99	0.74	0.60
Other expenses	0.22	0.18	0.21[2]	0.21	0.16	0.40	0.25
Total annual fund operating expenses	1.44	0.91	0.69	0.44	1.38	1.37	1.08

Share class:	R-3	R-4	R-5E	R-5	R-6
Management fees	0.23%	0.23%	0.23%	0.23%	0.23%
Distribution and/or service (12b-1) fees	0.50	0.25	none	none	none
Other expenses	0.20	0.16	0.19	0.11	0.06
Total annual fund operating expenses	0.93	0.64	0.42	0.34	0.29

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2 Based on estimated amounts for the current fiscal year.

1     American Balanced Fund / Prospectus

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1	R-1	R-2
1 year	$ 632	$ 240	$ 314	$ 67	$ 40	$ 30	$ 640	$ 247	$ 93	$ 320	$ 45	$ 140	$ 139
3 years	753	437	450	211	125	93	777	456	290	471	141	437	434
5 years	885	755	598	368	219	163	927	787	504	634	246	755	750
10 years	1,270	1,657	1,028	822	493	368	1,362	1,724	1,120	1,109	555	1,657	1,646

Share class:	R-2E	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C	529-C
1 year	$ 110	$ 95	$ 65	$ 43	$ 35	$ 30		1 year	$ 140	$ 147
3 years	343	296	205	135	109	93		3 years	437	456
5 years	595	515	357	235	191	163		5 years	755	787
10 years	1,317	1,143	798	530	431	368		10 years	1,657	1,724

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 79% of the average value of its portfolio.

Principal investment strategies The fund uses a balanced approach to invest in a broad range of securities, including common stocks and investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality). The fund also invests in securities issued and guaranteed by the U.S. government and by federal agencies and instrumentalities. In addition, the fund may invest a portion of its assets in common stocks, most of which have a history of paying dividends, bonds and other securities of issuers domiciled outside the United States.

Normally the fund will maintain at least 50% of the value of its assets in common stocks and at least 25% of the value of its assets in debt securities, including money market securities. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes

American Balanced Fund / Prospectus     2

that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

3     American Balanced Fund / Prospectus

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

American Balanced Fund / Prospectus     4

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index is a composite blend of 60% of the S&P 500 Index and 40% of the Bloomberg Barclays U.S. Aggregate Index and represents a broad measure of the U.S. stock and bond markets, including market sectors in which the fund may invest. The Lipper Balanced Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

5     American Balanced Fund / Prospectus

Average annual total returns For the periods ended December 31, 2016 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A — Before taxes	7/26/1975	2.39%	9.52%	5.89%	10.49%
— After taxes on distributions		1.31	8.49	5.05	N/A
— After taxes on distributions and sale of fund shares		2.11	7.47	4.60	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
C	3/15/2001	6.70%	9.94%	5.67%	6.41%
F-1	3/15/2001	8.50	10.76	6.49	6.95
F-2	8/5/2008	8.80	11.04	N/A	8.23
529-A	2/15/2002	2.27	9.42	5.80	6.47
529-C	2/19/2002	6.63	9.86	5.61	6.14
529-E	3/5/2002	8.24	10.46	6.15	6.41
529-F-1	9/17/2002	8.75	10.97	6.66	8.01
R-1	5/29/2002	7.75	9.95	5.69	6.09
R-2	5/21/2002	7.74	9.99	5.70	6.09
R-2E	8/29/2014	8.10	N/A	N/A	5.05
R-3	6/4/2002	8.24	10.45	6.17	6.70
R-4	6/21/2002	8.50	10.77	6.48	7.23
R-5E	11/20/2015	8.65	N/A	N/A	6.58
R-5	5/15/2002	8.88	11.11	6.80	7.15
R-6	5/1/2009	8.90	11.17	N/A	12.32

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	11.96%	14.66%	6.95%	11.33%
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	2.65	2.23	4.34	N/A
60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	8.31	9.69	6.21	N/A
Lipper Balanced Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	7.20	8.32	5.01	9.73
Class A annualized 30-day yield at December 31, 2016: 1.65% (For current yield information, please call American FundsLine® at (800) 325-3590.)

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

American Balanced Fund / Prospectus     6

Management

Investment adviser Capital Research and Management CompanySM
Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Gregory D. Johnson Vice Chairman of the Board and President	14 years	Partner – Capital World Investors
Hilda L. Applbaum Senior Vice President	18 years	Partner – Capital World Investors
Jeffrey T. Lager Senior Vice President	6 years	Partner – Capital World Investors
James R. Mulally Senior Vice President	11 years	Partner – Capital Fixed Income Investors
John H. Smet Senior Vice President	20 years	Partner – Capital Fixed Income Investors

Alan N. Berro Vice President	12 years	Partner – Capital World Investors

Michael T. Kerr	3 years	Partner – Capital World Investors
John R. Queen	1 year	Vice President – Capital Fixed Income Investors
Alan J. Wilson	1 year	Partner – Capital World Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

7     American Balanced Fund / Prospectus

Investment objectives, strategies and risks The investment objectives of the fund are: (1) conservation of capital, (2) current income and (3) long-term growth of capital and income. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders. The fund uses a balanced approach to invest in a broad range of securities, including common stocks and investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality). The fund also invests in securities issued and guaranteed by the U.S. government and by federal agencies and instrumentalities. The fund invests in debt securities with a wide range of maturities. Normally, the fund will maintain at least 50% of the value of its assets in common stocks, most of which have a history of paying dividends, and at least 25% of the value of its assets in debt securities, including money market securities. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. In addition, for temporary defensive purposes, the fund may invest without limitation in such instruments. A larger percentage of such holdings could moderate the fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are principal risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

American Balanced Fund / Prospectus     8

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market

9     American Balanced Fund / Prospectus

participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

The following are certain additional risks associated with the fund’s investment strategies.

Interest rate risk — The values and liquidity of the securities held by the fund may be affected by changing interest rates. For example, the values of debt securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The fund may invest in variable and floating rate securities. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, certain of the fund’s debt securities may not be able to maintain a positive yield and, given the current historically low interest rate environment, risks associated with rising rates are currently heightened.

Exposure to country, region, industry or sector — Subject to the fund’s investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks

American Balanced Fund / Prospectus     10

relating to the country, region, industry or sector than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

In addition to the principal investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of other risks related to the fund’s principal investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes The investment results table in this prospectus shows how the fund’s average annual total returns compare with various broad measures of market results. The S&P 500 Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. This index was not in existence when the fund’s Class A shares were first sold; therefore, lifetime results are not shown. The 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 Index with the Bloomberg Barclays U.S. Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. This assumes the blend is rebalanced monthly. The Bloomberg Barclays U.S. Aggregate Index was not in existence when the fund’s Class A shares were first sold; therefore, lifetime results for the blend are not shown. The Lipper Balanced Funds Index is an equally weighted index of funds that seek to conserve principal by maintaining a balanced portfolio of both stocks and bonds. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

Fund results All fund results in this prospectus reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the periods presented.

Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the fund and other funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund to its investment adviser for the most recent fiscal year, as a percentage of average net assets, appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” Please see the statement of additional information for further details. A discussion regarding the basis for approval of the fund’s Investment Advisory and Service Agreement by the

11     American Balanced Fund / Prospectus

fund’s board of trustees is contained in the fund’s annual report to shareholders for the fiscal year ended December 31, 2016.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed-income investment division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders have approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

Portfolio holdings Portfolio holdings information for the fund is available on the American Funds website at americanfunds.com. A description of the fund’s policies and procedures regarding disclosure of information about its portfolio holdings is available in the statement of additional information.

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The Capital SystemSM Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions.

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on the Portfolio Strategy Group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes on a range of macroeconomic factors, including duration, yield curve and sector allocation. The investment decisions made by the fund’s fixed-income portfolio managers are informed by the investment themes discussed by the group.

The table below shows the investment experience and role in management of the fund for each of the fund’s primary portfolio managers.

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund

Gregory D. Johnson	Investment professional for 24 years, all with Capital Research and Management Company or affiliate	14 years	Serves as an equity portfolio manager

Hilda L. Applbaum	Investment professional for 30 years in total; 22 years with Capital Research and Management Company or affiliate	18 years	Serves as an equity/fixed-income portfolio manager

Jeffrey T. Lager	Investment professional for 22 years in total; 21 years with Capital Research and Management Company or affiliate	6 years	Serves as an equity portfolio manager

James R. Mulally	Investment professional for 41 years in total; 37 years with Capital Research and Management Company or affiliate	11 years	Serves as a fixed-income portfolio manager
John H. Smet	Investment professional for 35 years in total; 34 years with Capital Research and Management Company or affiliate	20 years	Serves as a fixed-income portfolio manager

13     American Balanced Fund / Prospectus

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund

Alan N. Berro	Investment professional for 31 years in total; 26 years with Capital Research and Management Company or affiliate	12 years	Serves as an equity portfolio manager

Michael T. Kerr	Investment professional for 34 years in total; 32 years with Capital Research and Management Company or affiliate	3 years	Serves as an equity portfolio manager
John R. Queen	Investment professional for 26 years in total; 13 years with Capital Research and Management Company or affiliate	1 year	Serves as a fixed-income portfolio manager
Alan J. Wilson	Investment professional for 32 years in total; 26 years with Capital Research and Management Company or affiliate	1 year	Serves as an equity portfolio manager

Information regarding the portfolio managers’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

Certain privileges and/or services described on the following pages of this prospectus and in the statement of additional information may not be available to you, depending on your investment dealer or retirement plan recordkeeper. Please see your financial advisor, investment dealer or retirement plan recordkeeper for more information.

Shareholder information

Shareholder services American Funds Service Company, the fund’s transfer agent, offers a wide range of services that you can use to alter your investment program should your needs or circumstances change. These services may be terminated or modified at any time upon 60 days’ written notice.

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A more detailed description of policies and services is included in the fund’s statement of additional information and the owner’s guide sent to new American Funds shareholders entitled Welcome. Class 529 shareholders should also refer to the applicable program description for information on policies and services relating specifically to their account(s). These documents are available by writing to or calling American Funds Service Company.

Unless otherwise noted, references to Class A, C, T or F-1 shares on the following pages also refer to the corresponding Class 529-A, 529-C, 529-T or 529-F-1 shares. Unless otherwise noted, references to Class F shares refer to Class F-1, F-2 and F-3 shares and references to Class R shares refer to Class R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6 shares.

Purchase, exchange and sale of shares The fund’s transfer agent, on behalf of the fund and American Funds Distributors,® the fund’s distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your or such person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the fund and American Funds Distributors reserve the right to close your account or take such other action they deem reasonable or required by law.

When purchasing shares, you should designate the fund or funds in which you wish to invest. Subject to the exception below, if no fund is designated, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares (or, if you are investing through a financial intermediary who offers only Class T shares, in Class T shares) of American Funds U.S. Government Money Market FundSM on the third business day after receipt of your investment.

If the amount of your cash investment is $10,000 or less, no fund is designated, and you made a cash investment (excluding exchanges) within the last 16 months, your money will be invested in the same proportion and in the same fund or funds and in the same class of shares in which your last cash investment was made.

Different procedures may apply to certain employer-sponsored arrangements, including, but not limited to, SEPs and SIMPLE IRAs.

Valuing shares The net asset value of each share class of the fund is the value of a single share of that class. The fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s net asset value would still be determined as of 4 p.m. New York time. In this example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a “fair value” adjustment is appropriate due to subsequent events.

15     American Balanced Fund / Prospectus

Equity securities are valued primarily on the basis of market quotations, and debt securities are valued primarily on the basis of prices from third-party pricing services. The fund has adopted procedures for making fair value determinations if market quotations or prices from third-party pricing services, as applicable, are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the fund’s equity securities that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Similarly, fair value procedures may be employed if an issuer defaults on its debt securities and there is no market for its securities. Use of these procedures is intended to result in more appropriate net asset values and, where applicable, to reduce potential arbitrage opportunities otherwise available to short-term investors.

Because the fund may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) or sold at the net asset value next determined after American Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction. A contingent deferred sales charge may apply at the time you sell certain Class A and C shares.

Purchase of Class A, C and T shares You may generally open an account and purchase Class A, C and T shares by contacting any financial advisor (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund’s shares. You may purchase additional shares in various ways, including through your financial advisor and by mail, telephone, the Internet and bank wire.

Automatic conversion of Class C shares Class C shares automatically convert to Class F-1 shares in the month of the 10-year anniversary of the purchase date; however, Class 529-C shares will not convert to Class 529-F-1 shares. The Internal Revenue Service currently takes the position that such automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this were to happen, you would have the option of converting your Class C shares to Class F-1 shares at the anniversary date described above. This exchange would be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result.

Purchase of Class F shares You may generally open an account and purchase Class F shares only through fee-based programs of investment dealers that have special agreements with the fund’s distributor, through financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F shares to self-directed investment brokerage accounts that may charge a transaction fee, through certain registered investment advisors and through other intermediaries approved by the fund’s distributor. These intermediaries typically charge ongoing fees for services they provide. Intermediary fees are not paid by the fund and

American Balanced Fund / Prospectus     16

normally range from .75% to 1.50% of assets annually, depending on the services offered.

Class F-2 and F-3 shares may also be available on brokerage platforms of firms that have agreements with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class F-2 or F-3 shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the fund are available in other share classes that have different fees and expenses.

In addition, Class F-3 shares are available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and corporations, with a minimum investment amount of $1,000,000.

Purchase of Class 529 shares Class 529 shares may be purchased only through an account established with a 529 college savings plan managed by the American Funds organization. You may open this type of account and purchase Class 529 shares by contacting any financial advisor (who may impose transaction charges in addition to those described in this prospectus) authorized to sell such an account. You may purchase additional shares in various ways, including through your financial advisor and by mail, telephone, the Internet and bank wire.

Class 529-E shares may be purchased only by employees participating through an eligible employer plan.

Accounts holding Class 529 shares are subject to a $10 account setup fee and an annual $10 account maintenance fee. These fees are waived until further notice.

Investors residing in any state may purchase Class 529 shares through an account established with a 529 college savings plan managed by the American Funds organization. Class 529-A, 529-C, 529-T and 529-F-1 shares are structured similarly to the corresponding Class A, C, T and F-1 shares. For example, the same initial sales charges apply to Class 529-A shares as to Class A shares.

Purchase of Class R shares Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R shares also are generally available only to retirement plans for which plan level or omnibus accounts are held on the books of the fund. Class R-5E, R-5 and R-6 shares are generally available only to fee-based programs or through retirement plan intermediaries. In addition, Class R-5 and R-6 shares are available for investment by other registered investment companies approved by the fund’s investment adviser or distributor. Class R shares generally are not available to retail nonretirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and 529 college savings plans.

Purchases by employer-sponsored retirement plans Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the fund’s shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

17     American Balanced Fund / Prospectus

Class A shares are generally not available for retirement plans using the PlanPremier® or Recordkeeper Direct® recordkeeping programs. These programs are proprietary recordkeeping solutions for small retirement plans.

Employer-sponsored retirement plans that are eligible to purchase Class R shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases of $1 million or more in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to establish a statement of intention that qualifies them to purchase Class A shares without a sales charge. More information about statements of intention can be found under “Sales charge reductions and waivers” in this prospectus. Plans investing in Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Employer-sponsored retirement plans that invested in Class A shares of any of the American Funds without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase Class A shares of the American Funds without any initial or contingent deferred sales charge.

A 403(b) plan may not invest in Class A or C shares of any of the American Funds unless it was invested in Class A or C shares before January 1, 2009.

Purchase minimums and maximums Purchase minimums described in this prospectus may be waived in certain cases. In addition, the fund reserves the right to redeem the shares of any shareholder for their then current net asset value per share if the shareholder’s aggregate investment in the fund falls below the fund’s minimum initial investment amount. See the statement of additional information for details.

For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

The effective purchase maximums for Class 529-A, 529-C, 529-E, 529-T and 529-F-1 shares will reflect the maximum applicable contribution limits under state law. See the applicable program description for more information.

The purchase maximum for Class C shares is $500,000 per transaction. In addition, if you have significant American Funds holdings, you may not be eligible to invest in Class C or 529-C shares. Specifically, you may not purchase Class C or 529-C shares if you are eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (that is, at net asset value). See “Sales charge reductions and waivers” in this prospectus and the statement of additional information for more details regarding sales charge discounts.

Exchange Except for Class T shares or as otherwise described in this prospectus, you may exchange your shares for shares of the same class of other American Funds without a sales charge. Class A, C, T or F-1 shares of any American Fund (other than American Funds U.S. Government Money Market Fund, as described below) may be exchanged for the corresponding 529 share class without a sales charge. Exchanges from Class A, C, T or F-1 shares to the corresponding 529 share class, particularly in the case of Uniform

American Balanced Fund / Prospectus     18

Gifts to Minors Act or Uniform Transfers to Minors Act custodial accounts, may result in significant legal and tax consequences, as described in the applicable program description. Please consult your financial advisor before making such an exchange.

Except as indicated above, Class T shares are not eligible for exchange privileges. Accordingly, an exchange of your Class T shares for Class T shares of any other American Fund will normally be subject to any applicable sales charges.

Exchanges of shares from American Funds U.S. Government Money Market Fund initially purchased without a sales charge to shares of another American Fund generally will be subject to the appropriate sales charge applicable to the other fund. For purposes of computing the contingent deferred sales charge on Class C shares, the length of time you have owned your shares will be measured from the first day of the month in which shares were purchased and will not be affected by any permitted exchange.

Exchanges have the same tax consequences as ordinary sales and purchases. For example, to the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation.

See “Transactions by telephone, fax or the Internet” in the section “How to sell shares” of this prospectus for information regarding electronic exchanges.

Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

How to sell shares

You may sell (redeem) shares in any of the following ways:

Employer-sponsored retirement plans

Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

Through your dealer or financial advisor (certain charges may apply)

· Shares held for you in your dealer’s name must be sold through the dealer.

· Generally, Class F shares must be sold through intermediaries such as dealers or financial advisors.

Writing to American Funds Service Company

· Requests must be signed by the registered shareholder(s).

· A signature guarantee is required if the redemption is:

— more than $125,000;

— made payable to someone other than the registered shareholder(s); or

— sent to an address other than the address of record or to an address of record that has been changed within the previous 10 days.

· American Funds Service Company reserves the right to require signature guarantee(s) on any redemption.

· Additional documentation may be required for redemptions of shares held in corporate, partnership or fiduciary accounts.

Telephoning or faxing American Funds Service Company or using the Internet

19     American Balanced Fund / Prospectus

· Redemptions by telephone, fax or the Internet (including American FundsLine and americanfunds.com) are limited to $125,000 per American Funds shareholder each day.

· Checks must be made payable to the registered shareholder.

· Checks must be mailed to an address of record that has been used with the account for at least 10 days.

If you recently purchased shares and subsequently request a redemption of those shares, you will receive proceeds from the redemption once a sufficient period of time has passed to reasonably ensure that checks or drafts, including certified or cashier’s checks, for the shares purchased have cleared (normally 10 business days).

Although payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities.

Transactions by telephone, fax or the Internet Generally, you are automatically eligible to redeem or exchange shares by telephone, fax or the Internet, unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax or Internet services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided that American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, American Funds Service Company and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

Frequent trading of fund shares The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the fund or American Funds Distributors has determined could involve actual or potential harm to the fund may be rejected.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures that are designed to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same

American Balanced Fund / Prospectus     20

account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

In addition to the fund’s broad ability to restrict potentially harmful trading as described above, the fund’s board of trustees has adopted a “purchase blocking policy” under which any shareholder redeeming shares having a value of $5,000 or more from a fund will be precluded from investing in that fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of exchange transactions. Under the fund’s purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as:

· purchases and redemptions of shares having a value of less than $5,000;

· transactions in Class 529 shares;

· purchases and redemptions by investment companies managed or sponsored by the fund’s investment adviser or its affiliates, including reallocations and transactions allowing the investment company to meet its redemptions and purchases;

· retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system;

· purchase transactions involving in-kind transfers of shares of the fund, rollovers, Roth IRA conversions and IRA recharacterizations, if the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions; and

· systematic redemptions and purchases, if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

The fund reserves the right to waive the purchase blocking policy with respect to specific shareholder accounts if American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares in such accounts.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their own procedures, provided that American Funds Service Company believes the intermediary’s procedures are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied

21     American Balanced Fund / Prospectus

that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund’s surveillance procedures and purchase blocking policy described above, all transactions in fund shares remain subject to the right of the fund, American Funds Distributors and American Funds Service Company to restrict potentially abusive trading generally, including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy. See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in the American Funds.

Distributions and taxes

Dividends and distributions The fund intends to distribute dividends to you, usually in March, June, September and December.

Capital gains, if any, are usually distributed in December and June. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or other American Funds, or you may elect to receive them in cash. Dividends and capital gain distributions for 529 share classes and retirement plan shareholders will be reinvested automatically.

Taxes on dividends and distributions For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Any dividends or capital gain distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Dividends and capital gain distributions that are automatically reinvested in a tax-favored retirement or education savings account do not result in federal or state income tax at the time of reinvestment.

Taxes on transactions Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Exchanges within a tax-favored retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Shareholder fees Fees borne directly by the fund normally have the effect of reducing a shareholder’s taxable income on distributions. By contrast, fees paid directly to advisors by a fund shareholder for ongoing advice are deductible for income tax purposes only to the extent that they (combined with certain other qualifying expenses) exceed 2% of such shareholder’s adjusted gross income.

American Balanced Fund / Prospectus     22

Please see your tax advisor for more information. Holders of Class 529 shares should refer to the applicable program description for more information regarding the tax consequences of selling Class 529 shares.

Choosing a share class The fund offers different classes of shares through this prospectus. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. For example, while Class F-1 shares are subject to 12b-1 fees and subtransfer agency fees payable to third-party service providers, Class F-2 shares are subject only to subtransfer agency fees payable to third-party service providers (and not 12b-1 fees) and Class F-3 shares are not subject to any such additional fees. The different fee structures allow the investor to choose how to pay for advisory platform expenses. Class R shares offer different levels of 12b-1 and recordkeeping fees so that a plan can choose the class that best meets the cost associated with obtaining investment related services and participant level recordkeeping for the plan. When you purchase shares of the fund for an individual-type account, you should choose a share class. If none is chosen, your investment will be made in Class A shares or, in the case of a 529 plan investment, Class 529-A shares (or, if you are investing through a financial intermediary who offers only Class T and 529-T shares, your investment will be made in Class T or Class 529-T shares, as applicable).

Factors you should consider when choosing a class of shares include:

· how long you expect to own the shares;

· how much you intend to invest;

· total expenses associated with owning shares of each class;

· whether you qualify for any reduction or waiver of sales charges (for example, Class A or 529-A or Class T or 529-T shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver);

· whether you want or need the flexibility to effect exchanges among the American Funds without the imposition of a sales charge (for example, while Class A shares offer such exchange privileges, Class T shares do not);

· whether you plan to take any distributions in the near future (for example, the contingent deferred sales charge will not be waived if you sell your Class 529-C shares to cover higher education expenses); and

· availability of share classes:

— Class C shares are not available to retirement plans that do not currently invest in such shares and that are eligible to invest in Class R shares, including retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457;

— Class F and 529-F-1 shares are generally available only to fee-based programs of investment dealers that have special agreements with the fund’s distributor, to financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F and 529-F-1 shares to self-directed investment brokerage accounts that may charge a transaction fee, to

23     American Balanced Fund / Prospectus

certain registered investment advisors and to other intermediaries approved by the fund’s distributor;

— Class F-3 shares are also available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and corporations, with a minimum investment amount of $1,000,000; and

— Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you.

Sales charges

Class A shares The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within one year of purchase. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

American Balanced Fund / Prospectus     24

Class A share purchases not subject to sales charges The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

· investments made by accounts that are part of qualified fee-based programs that purchased Class A shares before the discontinuation of the relevant investment dealer’s load-waived Class A share program with the American Funds and that continue to be held through fee-based programs; and

· rollover investments from retirement plans to IRAs that are described in the “Rollovers from retirement plans to IRAs” section of this prospectus.

The distributor may pay dealers a commission of up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Business Management Group, or by his or her designee, Class A shares of the American Funds may be sold at net asset value to:

(1) currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children (these policies are subject to the dealer’s policies and system capabilities);

(2) currently registered investment advisors (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible RIAs”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible RIAs or the spouses, children or parents of the Eligible RIAs are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible RIAs, their spouses, parents and/or children (these policies are subject to the RIA’s policies and system capabilities);

(3) insurance company separate accounts;

25     American Balanced Fund / Prospectus

(4) accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(5) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

(6) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.;

(7) full-time employees of banks that have sales agreements with American Funds Distributors who are solely dedicated to directly supporting the sale of mutual funds; and

(8) current or former clients of Capital Group Private Client Services and their family members who purchase their shares through Capital Group Private Client Services or American Funds Service Company.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of The Capital Group Companies, Inc. and its affiliates. Please see the statement of additional information for further details.

Class C shares

Class C shares are sold without any initial sales charge. American Funds Distributors pays 1% of the amount invested to dealers who sell Class C shares. A contingent deferred sales charge of 1% applies if Class C shares are sold within one year of purchase. The contingent deferred sales charge is eliminated one year after purchase.

Any contingent deferred sales charge paid by you on sales of Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

Class T shares The initial sales charge you pay each time you buy Class T shares differs depending upon the amount you invest and may be reduced for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested
Less than $250,000	2.50%	2.56%
$250,000 but less than $500,000	2.00	2.04
$500,000 but less than $1 million	1.50	1.52
$1 million or more	1.00	1.01

American Balanced Fund / Prospectus     25A

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares.

Class 529-E and Class F shares Class 529-E and Class F shares (including Class 529-F-1 shares) are sold without any initial or contingent deferred sales charge.

Class R shares Class R shares are sold without any initial or contingent deferred sales charge. The distributor will pay dealers annually asset-based compensation of up to 1.00% for sales of Class R-1 shares, up to .75% for Class R-2 shares, up to .60% for Class R-2E shares, up to .50% for Class R-3 shares and up to .25% for Class R-4 shares. No dealer compensation is paid from fund assets on sales of Class R-5E, R-5 or R-6 shares. The fund may reimburse the distributor for these payments through its plans of distribution.

See “Plans of distribution” in this prospectus for ongoing compensation paid to your dealer or financial advisor for all share classes.

Contingent deferred sales charges Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Contingent deferred sales charge waivers” in the “Sales charge reductions and waivers” section of this prospectus. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

Sales charge reductions and waivers To receive a reduction in your Class A initial sales charge, you must let your financial advisor or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your advisor or American Funds Service Company know that you are eligible for a reduction, you may not receive the sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your advisor or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in the American Funds. You may need to invest directly through American Funds Service Company in order to receive the sales charge waivers described in this prospectus. Investors should consult their financial intermediary for further information.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions and waivers through a link on the home page of the American Funds website at americanfunds.com, from the statement of additional information or from your financial advisor.

Reducing your Class A initial sales charge Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent, if recognized under local law — and your children under the age of 21) may combine all of your American Funds investments to reduce Class A sales charges. In addition, two or more retirement plans of an employer or an employer’s affiliates may combine all of their

26     American Balanced Fund / Prospectus

American Funds investments to reduce Class A sales charges. Certain investments in the American Funds Target Date Retirement Series,® American Funds Portfolio SeriesSM, American Funds College Target Date Series® and American Funds Retirement Income Portfolio SeriesSM may also be combined for this purpose. Please see the applicable series’ prospectus for further information. However, for this purpose, investments representing direct purchases of American Funds U.S. Government Money Market Fund are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

Aggregating accounts To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, as amended (“1940 Act”), excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under

American Balanced Fund / Prospectus     27

“Rollovers from retirement plans to IRAs” below), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual-type accounts.

Concurrent purchases You may reduce your Class A sales charge by combining simultaneous purchases (including, upon your request, purchases for gifts) of all classes of shares in the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series and American Funds College Target Date Series. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series and American Funds College Target Date Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will

28     American Balanced Fund / Prospectus

increase or decrease according to actual investments or withdrawals. You must contact your financial advisor or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e., at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

You should retain any records necessary to substantiate the historical amounts you have invested.

Statement of intention You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention is a nonbinding commitment that allows you to combine all purchases of all share classes of the American Funds (excluding American Funds U.S. Government Money Market Fund) that you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described and calculated under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See the discussion regarding employer-sponsored retirement plans under “Purchase, exchange and sale of shares” in this prospectus for more information.

The statement of intention period starts on the date on which your first purchase made toward satisfying the statement of intention is processed. Your accumulated holdings (as described above under “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the statement of intention period may be credited toward satisfying the statement of intention.

You may revise the commitment you have made in your statement of intention upward at any time during the statement of intention period. If your prior commitment has not been met by the time of the revision, the statement of intention period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised

American Balanced Fund / Prospectus     29

statement of intention. If your prior commitment has been met by the time of the revision, your original statement of intention will be considered met and a new statement of intention will be established.

The statement of intention will be considered completed if the shareholder dies within the 13-month statement of intention period. Commissions to dealers will not be adjusted or paid on the difference between the statement of intention amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a statement of intention, shares equal to 5% of the dollar amount specified in the statement of intention may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified statement of intention period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a statement of intention.

Shareholders purchasing shares at a reduced sales charge under a statement of intention indicate their acceptance of these terms and those in the prospectus with their first purchase.

Reducing your Class T initial sales charge Consistent with the policies described in this prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are normally applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not generally eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

Right of reinvestment If you notify American Funds Service Company prior to the time of reinvestment, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made into the same account from which you redeemed the shares or received the dividend payment or distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of redemption, dividend payment or distribution.

30     American Balanced Fund / Prospectus

Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption, dividend payment or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in American Funds U.S. Government Money Market Fund that are reinvested in other American Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. You may not reinvest proceeds in the American Funds as described in this paragraph if such proceeds are subject to a purchase block as described under “Frequent trading of fund shares” in this prospectus. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus. Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this prospectus. Investors should consult their financial intermediary for further information.

American Balanced Fund / Prospectus     31

Contingent deferred sales charge waivers The contingent deferred sales charge on Class A and C shares may be waived in the following cases:

· permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

· tax-free returns of excess contributions to IRAs;

· redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

· in the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies American Funds Service Company of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a contingent deferred sales charge; however, redemptions made after American Funds Service Company is notified of the death of a joint tenant will be subject to a contingent deferred sales charge;

· for 529 share classes only, redemptions due to a beneficiary’s death, postpurchase disability or receipt of a scholarship (to the extent of the scholarship award);

· redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document; and

· the following types of transactions, if they do not exceed 12% of the value of an account annually:

— required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

— redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in the statement of additional information). For each AWP payment, assets that are not subject to a contingent deferred sales charge, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a contingent deferred sales charge to cover a particular AWP payment, shares subject to the lowest contingent deferred sales charge will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Business Management Group, or by

32     American Balanced Fund / Prospectus

his or her designee, the contingent deferred sales charge on Class A shares of the American Funds may be waived for bulk conversions to another share class in cases where the fund’s transfer agent determines the benefit to the fund of collecting the contingent deferred sales charge would be outweighed by the cost of applying it.

Contingent deferred sales charge waivers are allowed only in the cases listed here and in the statement of additional information. For example, contingent deferred sales charge waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Virginia529 as an option for additional investment within CollegeAmerica.

To have your Class A or C contingent deferred sales charge waived, you must inform your advisor or American Funds Service Company at the time you redeem shares that you qualify for such a waiver.

Rollovers from retirement plans to IRAs Assets from retirement plans may be invested in Class A, C or F shares through an IRA rollover, subject to the other provisions of this prospectus. Class C shares are not available if the assets are being rolled over from investments held in the American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

Rollovers to IRAs from retirement plans that are rolled into Class A shares will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

· rollovers to Capital Bank and Trust CompanySM IRAs if the assets were invested in American Funds at the time of distribution;

· rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian; and

· rollovers to Capital Bank and Trust Company IRAs from investments held in the American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. All other rollovers invested in Class A shares, as well as future contributions to the IRA, will be subject to sales charges and to the terms and conditions generally applicable to Class A share investments as described in this prospectus and in the statement of additional information.

Other sales charge waivers Sales charges (including contingent deferred sales charges) may be waived pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Business Management Group, or by his or her designee. For example, waivers of all or a portion of the contingent deferred sales charge on Class C shares may be granted for transactions requested by financial intermediaries as a result of (i) pending or anticipated regulatory matters that require investor accounts to be moved to a different share class or (ii) conversions of IRAs from brokerage to advisory accounts in cases where new investments in brokerage IRA accounts have been restricted by the intermediary.

American Balanced Fund / Prospectus     33

Purchases by SEP plans and SIMPLE IRA plans Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by American Funds Distributors or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts. The ability to link SEP and SIMPLE IRA accounts at the plan level may not be available to you depending on the policies and system capabilities of your financial intermediary.

Purchases by certain 403(b) plans A 403(b) plan may not invest in Class A or C shares of any of the American Funds unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in Class A or C shares of any of the American Funds and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in Class A or C shares of any of the American Funds and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Moving between accounts American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

·   redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

·   required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

·   death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on their systems. Investors should consult their financial intermediary for further information.

34     American Balanced Fund / Prospectus

Plans of distribution The fund has plans of distribution, or “12b-1 plans,” for certain share classes under which it may finance activities intended primarily to sell shares, provided that the categories of expenses are approved in advance by the fund’s board of trustees. The plans provide for payments, based on annualized percentages of average daily net assets, of:

Up to:	Share class(es)
0.25%	Class A shares
0.50%	Class T, 529-A, 529-T, F-1, 529-F-1 and R-4 shares
0.75%	Class 529-E and R-3 shares
0.85%	Class R-2E shares
1.00%	Class C, 529-C, R-1 and R-2 shares

For all share classes indicated above, up to .25% may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class, if any, may be used for distribution expenses.

The 12b-1 fees paid by each applicable share class of the fund, as a percentage of average net assets for the most recent fiscal year, are indicated in the Annual Fund Operating Expenses table on page 1 of this prospectus. Since these fees are paid out of the fund’s assets on an ongoing basis, over time they may cost you more than paying other types of sales charges or service fees and reduce the return on your investment. The higher fees for Class C shares may cost you more over time than paying the initial sales charge for Class A or T shares.

American Balanced Fund / Prospectus     35

Other compensation to dealers American Funds Distributors, at its expense, provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 100 dealers (or their affiliates) that have sold shares of the American Funds. A number of factors will be considered in determining payments, including the qualifying dealer’s sales, assets and positive cash flows, and the quality of the dealer’s relationship with American Funds Distributors. The payment will be determined using a formula applied consistently to dealers based on the relevant facts and circumstances. The level of payments made to a qualifying firm in any given year will vary and (excluding payments for meetings as described below) will represent the sum of (a) up to .10% of the previous year’s American Funds sales by that dealer and (b) up to .02% of American Funds assets attributable to that dealer, with an adjustment made for the dealer’s positive cash flows and the quality of the dealer’s relationship with American Funds Distributors. For calendar year 2016, aggregate payments made by American Funds Distributors to dealers were less than .02% of the average assets of the American Funds. Aggregate payments made by American Funds Distributors to dealers may also change from year to year. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisors about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. These payments may also be made to help defray the costs associated with the dealer firms’ provision of account related services and activities. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Firms receiving additional compensation payments must sign a letter acknowledging the purpose of the payment and American Funds Distributors’ goal that the payment will help facilitate education of the firm’s financial advisors about the American Funds to help the advisors make suitable recommendations and better serve their clients who invest in the funds. The letters generally require the firms to (1) have significant assets invested in the American Funds, (2) perform the due diligence necessary to classify the American Funds as “approved” or “preferred” (or an equivalent) on their platform, (3) not provide financial advisors, branch managers or associated persons with any financial incentives to promote the sales of one approved fund group over another approved group, (4) provide opportunities for their clients to obtain individualized advice, (5) provide American Funds Distributors broad access to their financial advisors and product platforms and develop a business plan to achieve such access, and (6) work with the fund’s transfer agent to promote operational efficiencies and to facilitate necessary communication between the American Funds and the firm’s clients who own shares of the American Funds.

American Funds Distributors may also pay expenses associated with meetings and other training and educational opportunities conducted by selling dealers, advisory platform providers and other intermediaries to facilitate educating financial advisors and shareholders about the American Funds. For example, some of these expenses may include, but not be limited to, meeting sponsor fees, meeting location fees, and fees to obtain lists of financial advisors to better tailor training and education opportunities.

If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives to investment dealers in differing amounts, dealer firms and their advisors may have financial incentives for recommending a particular

36     American Balanced Fund / Prospectus

mutual fund over other mutual funds or investments. You should consult with your financial advisor and review carefully any disclosure by your financial advisor’s firm as to compensation received.

Fund expenses Note that references to Class A, C, T and F-1 shares in this “Fund expenses” section do not include the corresponding Class 529 shares.

In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table on page 1 of this prospectus.

For all share classes, “Other expenses” items in the Annual Fund Operating Expenses table in this prospectus include fees for administrative services provided by the fund’s investment adviser and its affiliates. Administrative services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. The fund’s investment adviser receives an administrative services fee at the annual rate of .01% of the average daily net assets of the fund attributable to Class A shares and .05% of the average daily net assets of the fund attributable to Class C, T, F, R and 529 shares for its provision of administrative services.

American Balanced Fund / Prospectus     37

The “Other expenses” items in the Annual Fund Operating Expenses table also include custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses applicable to all share classes.

Subtransfer agency and recordkeeping fees Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund’s investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services varies depending on the share class and services provided, and typically ranges from $3 to $19 per account. Although Class F-3 shares are not subject to any subtransfer agency or recordkeeping fees, Class F-1 and F-2 shares are subject to subtransfer agency fees of up to .12% of fund assets. For Class 529 shares, an expense of up to a maximum of .10% paid to a state or states for oversight and administrative services is included as an “Other expenses” item.

For employer-sponsored retirement plans, the amount paid for subtransfer agent/ recordkeeping services varies depending on the share class selected. The table below shows the maximum payments to entities providing these services to retirement plans.

Payments
Class A	0.05% of assets or $12 per participant position*
Class R-1	0.10% of assets
Class R-2	0.35% of assets
Class R-2E	0.20% of assets
Class R-3	0.15% of assets
Class R-4	0.10% of assets
Class R-5E	0.15% of assets
Class R-5	0.05% of assets
Class R-6	none

* Payment amount depends on the date services commenced.

38     American Balanced Fund / Prospectus

Financial highlights The Financial Highlights table is intended to help you understand the fund’s results for the past five fiscal years. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). The information in the Financial Highlights table has been audited by Deloitte & Touche LLP, whose current report, along with the fund’s financial statements, is included in the statement of additional information, which is available upon request.

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets
Class A:
Year ended 12/31/2016	$23.83	$.41	$1.62	$2.03	$(.44)	$ (.61)	$(1.05)	$24.81	8.62%	$55,379.59%		1.67%
Year ended 12/31/2015	24.75	.42	—[3]	.42	(.40)	(.94)	(1.34)	23.83	1.72	49,215.58		1.69
Year ended 12/31/2014	24.42	.41	1.75	2.16	(.39)	(1.44)	(1.83)	24.75	8.85	46,917.59		1.62
Year ended 12/31/2013	20.40	.36	4.04	4.40	(.38)	—	(.38)	24.42	21.73	42,735.61		1.62
Year ended 12/31/2012	18.21	.38	2.19	2.57	(.38)	—	(.38)	20.40	14.19	34,272.63		1.94
Class B:
Year ended 12/31/2016	23.81	.21	1.63	1.84	(.20)	(.61)	(.81)	24.84	7.78	66	1.35	.89
Year ended 12/31/2015	24.71	.23	—[3]	.23	(.19)	(.94)	(1.13)	23.81	.96	279	1.33	.93
Year ended 12/31/2014	24.37	.22	1.74	1.96	(.18)	(1.44)	(1.62)	24.71	8.05	541	1.34	.87
Year ended 12/31/2013	20.35	.19	4.03	4.22	(.20)	—	(.20)	24.37	20.81	821	1.36	.86
Year ended 12/31/2012	18.16	.23	2.19	2.42	(.23)	—	(.23)	20.35	13.35	1,123	1.38	1.17
(The Financial Highlights table continues on the following page.)

American Balanced Fund / Prospectus 39

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets
Class C:
Year ended 12/31/2016	$23.71	$.21	$1.60	$1.81	$(.25)	$ (.61)	$ (.86)	$24.66	7.70%	$7,767	1.38%	.88%
Year ended 12/31/2015	24.63	.22	.01	.23	(.21)	(.94)	(1.15)	23.71	.93	6,173	1.38	.90
Year ended 12/31/2014	24.30	.21	1.75	1.96	(.19)	(1.44)	(1.63)	24.63	8.03	5,574	1.39	.83
Year ended 12/31/2013	20.31	.19	4.00	4.19	(.20)	—	(.20)	24.30	20.72	5,247	1.41	.83
Year ended 12/31/2012	18.13	.22	2.18	2.40	(.22)	—	(.22)	20.31	13.30	4,334	1.42	1.14
Class F-1:
Year ended 12/31/2016	23.82	.39	1.61	2.00	(.42)	(.61)	(1.03)	24.79	8.50	4,091.66		1.60
Year ended 12/31/2015	24.74	.40	.01	.41	(.39)	(.94)	(1.33)	23.82	1.67	3,367.65		1.63
Year ended 12/31/2014	24.41	.39	1.75	2.14	(.37)	(1.44)	(1.81)	24.74	8.80	2,841.65		1.57
Year ended 12/31/2013	20.39	.36	4.03	4.39	(.37)	—	(.37)	24.41	21.70	2,471.66		1.58
Year ended 12/31/2012	18.21	.38	2.18	2.56	(.38)	—	(.38)	20.39	14.13	1,500.64		1.94
Class F-2:
Year ended 12/31/2016	23.82	.46	1.61	2.07	(.49)	(.61)	(1.10)	24.79	8.80	5,703.39		1.88
Year ended 12/31/2015	24.74	.47	—[3]	.47	(.45)	(.94)	(1.39)	23.82	1.92	2,634.39		1.89
Year ended 12/31/2014	24.41	.46	1.75	2.21	(.44)	(1.44)	(1.88)	24.74	9.08	1,869.39		1.83
Year ended 12/31/2013	20.39	.41	4.04	4.45	(.43)	—	(.43)	24.41	21.99	768.41		1.83
Year ended 12/31/2012	18.21	.43	2.18	2.61	(.43)	—	(.43)	20.39	14.40	419.40		2.18
Class 529-A:
Year ended 12/31/2016	23.80	.39	1.61	2.00	(.42)	(.61)	(1.03)	24.77	8.50	3,115.67		1.59
Year ended 12/31/2015	24.72	.39	.01	.40	(.38)	(.94)	(1.32)	23.80	1.63	2,861.68		1.60
Year ended 12/31/2014	24.39	.38	1.75	2.13	(.36)	(1.44)	(1.80)	24.72	8.76	2,831.68		1.53
Year ended 12/31/2013	20.38	.34	4.03	4.37	(.36)	—	(.36)	24.39	21.60	2,599.70		1.53
Year ended 12/31/2012	18.19	.36	2.19	2.55	(.36)	—	(.36)	20.38	14.12	2,101.71		1.86
Class 529-B:
Year ended 12/31/2016	23.87	.19	1.62	1.81	(.16)	(.61)	(.77)	24.91	7.64	9	1.46	.78
Year ended 12/31/2015	24.76	.20	.01	.21	(.16)	(.94)	(1.10)	23.87	.86	39	1.46	.81
Year ended 12/31/2014	24.41	.19	1.75	1.94	(.15)	(1.44)	(1.59)	24.76	7.94	73	1.46	.75
Year ended 12/31/2013	20.39	.17	4.02	4.19	(.17)	—	(.17)	24.41	20.63	108	1.49	.74
Year ended 12/31/2012	18.19	.21	2.19	2.40	(.20)	—	(.20)	20.39	13.24	134	1.50	1.05

40 American Balanced Fund / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets
Class 529-C:
Year ended 12/31/2016	$23.79	$.20	$1.60	$1.80	$(.23)	$ (.61)	$ (.84)	$24.75	7.63%	$ 975	1.44%	.82%
Year ended 12/31/2015	24.70	.20	.02	.22	(.19)	(.94)	(1.13)	23.79	.88	905	1.45	.83
Year ended 12/31/2014	24.38	.19	1.74	1.93	(.17)	(1.44)	(1.61)	24.70	7.90	905	1.46	.76
Year ended 12/31/2013	20.37	.17	4.03	4.20	(.19)	—	(.19)	24.38	20.68	841	1.48	.76
Year ended 12/31/2012	18.19	.21	2.18	2.39	(.21)	—	(.21)	20.37	13.19	694	1.49	1.08
Class 529-E:
Year ended 12/31/2016	23.79	.33	1.61	1.94	(.36)	(.61)	(.97)	24.76	8.24	153.91		1.35
Year ended 12/31/2015	24.71	.33	.01	.34	(.32)	(.94)	(1.26)	23.79	1.38	142.92		1.36
Year ended 12/31/2014	24.38	.32	1.75	2.07	(.30)	(1.44)	(1.74)	24.71	8.50	144.93		1.28
Year ended 12/31/2013	20.37	.29	4.02	4.31	(.30)	—	(.30)	24.38	21.31	134.95		1.29
Year ended 12/31/2012	18.18	.31	2.19	2.50	(.31)	—	(.31)	20.37	13.84	112.97		1.60
Class 529-F-1:
Year ended 12/31/2016	23.78	.44	1.62	2.06	(.48)	(.61)	(1.09)	24.75	8.75	135.44		1.82
Year ended 12/31/2015	24.71	.45	(.01)	.44	(.43)	(.94)	(1.37)	23.78	1.82	117.46		1.82
Year ended 12/31/2014	24.37	.44	1.76	2.20	(.42)	(1.44)	(1.86)	24.71	9.05	111.46		1.76
Year ended 12/31/2013	20.36	.39	4.03	4.42	(.41)	—	(.41)	24.37	21.88	101.48		1.76
Year ended 12/31/2012	18.18	.41	2.18	2.59	(.41)	—	(.41)	20.36	14.32	82.49		2.09
Class R-1:
Year ended 12/31/2016	23.68	.22	1.60	1.82	(.25)	(.61)	(.86)	24.64	7.75	154	1.38	.89
Year ended 12/31/2015	24.61	.22	(.01)	.21	(.20)	(.94)	(1.14)	23.68	.88	151	1.38	.90
Year ended 12/31/2014	24.28	.21	1.75	1.96	(.19)	(1.44)	(1.63)	24.61	8.05	158	1.38	.83
Year ended 12/31/2013	20.29	.19	4.01	4.20	(.21)	—	(.21)	24.28	20.76	151	1.39	.84
Year ended 12/31/2012	18.12	.23	2.17	2.40	(.23)	—	(.23)	20.29	13.28	121	1.40	1.16
Class R-2:
Year ended 12/31/2016	23.70	.22	1.60	1.82	(.25)	(.61)	(.86)	24.66	7.74	1,241	1.37	.89
Year ended 12/31/2015	24.62	.23	.01	.24	(.22)	(.94)	(1.16)	23.70	.97	1,220	1.32	.95
Year ended 12/31/2014	24.30	.21	1.74	1.95	(.19)	(1.44)	(1.63)	24.62	8.03	1,308	1.36	.86
Year ended 12/31/2013	20.30	.20	4.02	4.22	(.22)	—	(.22)	24.30	20.87	1,304	1.34	.90
Year ended 12/31/2012	18.13	.23	2.18	2.41	(.24)	—	(.24)	20.30	13.31	1,158	1.37	1.20
(The Financial Highlights table continues on the following page.)

American Balanced Fund / Prospectus 41

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets
Class R-2E:
Year ended 12/31/2016	$23.77	$.29	$1.62	$1.91	$(.33)	$ (.61)	$ (.94)	$24.74	8.10%	$ 17	1.08%	1.18%
Year ended 12/31/2015	24.75	.29	.10	.39	(.43)	(.94)	(1.37)	23.77	1.60	2.96		1.22
Period from 8/29/2014 to 12/31/2014[4,5]	25.81	.15	.41	.56	(.21)	(1.41)	(1.62)	24.75	2.17[6,7]	—[8]	.16[6,7]	.58[6,7]
Class R-3:
Year ended 12/31/2016	23.72	.32	1.62	1.94	(.36)	(.61)	(.97)	24.69	8.24	3,349.93		1.33
Year ended 12/31/2015	24.65	.33	(.01)	.32	(.31)	(.94)	(1.25)	23.72	1.34	3,170.93		1.35
Year ended 12/31/2014	24.32	.32	1.75	2.07	(.30)	(1.44)	(1.74)	24.65	8.51	3,315.94		1.28
Year ended 12/31/2013	20.32	.29	4.02	4.31	(.31)	—	(.31)	24.32	21.33	3,212.94		1.30
Year ended 12/31/2012	18.14	.32	2.18	2.50	(.32)	—	(.32)	20.32	13.83	2,617.95		1.62
Class R-4:
Year ended 12/31/2016	23.80	.40	1.60	2.00	(.43)	(.61)	(1.04)	24.76	8.50	5,930.64		1.63
Year ended 12/31/2015	24.72	.41	—[3]	.41	(.39)	(.94)	(1.33)	23.80	1.67	4,431.63		1.65
Year ended 12/31/2014	24.38	.40	1.75	2.15	(.37)	(1.44)	(1.81)	24.72	8.85	4,385.64		1.58
Year ended 12/31/2013	20.37	.36	4.02	4.38	(.37)	—	(.37)	24.38	21.68	3,994.65		1.60
Year ended 12/31/2012	18.19	.38	2.18	2.56	(.38)	—	(.38)	20.37	14.14	3,006.64		1.94
Class R-5E:
Year ended 12/31/2016	23.82	.48	1.56	2.04	(.47)	(.61)	(1.08)	24.78	8.65	2.42		1.94
Period from 11/20/2015 to 12/31/2015[4,9]	25.09	.05	(.36)	(.31)	(.12)	(.84)	(.96)	23.82	(1.21)[6]	—[8]	.05[6]	.20[6]
Class R-5:
Year ended 12/31/2016	23.85	.47	1.62	2.09	(.50)	(.61)	(1.11)	24.83	8.88	1,986.34		1.91
Year ended 12/31/2015	24.77	.48	—[3]	.48	(.46)	(.94)	(1.40)	23.85	1.98	2,571.34		1.94
Year ended 12/31/2014	24.43	.47	1.76	2.23	(.45)	(1.44)	(1.89)	24.77	9.16	2,616.34		1.88
Year ended 12/31/2013	20.41	.43	4.03	4.46	(.44)	—	(.44)	24.43	22.04	2,492.34		1.89
Year ended 12/31/2012	18.22	.44	2.19	2.63	(.44)	—	(.44)	20.41	14.51	2,050.35		2.23

42 American Balanced Fund / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets
Class R-6:
Year ended 12/31/2016	$23.84	$.48	$1.61	$2.09	$(.51)	$ (.61)	$(1.12)	$24.81	8.90%	$11,058.29%		1.98%
Year ended 12/31/2015	24.76	.49	—[3]	.49	(.47)	(.94)	(1.41)	23.84	2.02	7,290.29		1.99
Year ended 12/31/2014	24.42	.49	1.75	2.24	(.46)	(1.44)	(1.90)	24.76	9.22	6,076.29		1.93
Year ended 12/31/2013	20.40	.44	4.03	4.47	(.45)	—	(.45)	24.42	22.12	3,910.29		1.95
Year ended 12/31/2012	18.21	.45	2.19	2.64	(.45)	—	(.45)	20.40	14.57	2,151.30		2.28

	Year ended December 31
Portfolio turnover rate for all share classes	2016	2015	2014	2013	2012
Including mortgage dollar roll transactions	79%	82%	68%	55%	54%
Excluding mortgage dollar roll transactions	48%	45%	48%	Not available

1 Based on average shares outstanding.

2 Total returns exclude any applicable sales charges, including contingent deferred sales charges.

3 Amount less than $.01.

4 Based on operations for the period shown and, accordingly, is not representative of a full year.

5 Class R-2E shares were offered beginning August 29, 2014.

6 Not annualized.

7 All or a significant portion of assets in this class consisted of seed capital invested by Capital Research and Management Company and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

8 Amount less than $1 million.

9 Class R-5E shares were offered beginning November 20, 2015.

American Balanced Fund / Prospectus 43

Notes

44     American Balanced Fund / Prospectus

Notes

American Balanced Fund / Prospectus     45

For shareholder services	American Funds Service Company (800) 421-4225
For retirement plan services	Call your employer or plan administrator
For 529 plans	American Funds Service Company (800) 421-4225, ext. 529
For 24-hour information	American FundsLine (800) 325-3590 americanfunds.com For Class R share information, visit AmericanFundsRetirement.com
Telephone calls you have with American Funds may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to American Funds on the telephone, you consent to such monitoring and recording.

Multiple translations This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail. Liability is not limited as a result of any material misstatement or omission introduced in the translation.

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the fund’s investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Program description The CollegeAmerica® 529 program description contains additional information about the policies and services related to 529 plan accounts.

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the fund, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund’s investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the fund are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C., (202) 551-8090, on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The codes of ethics, current SAI and shareholder reports are also available, free of charge, on our website, americanfunds.com.

E-delivery and household mailings Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, americanfunds.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics, annual/semi-annual report to shareholders or applicable program description, please call American Funds Service Company at (800) 421-4225 or write to the secretary of the fund at 6455 Irvine Center Drive, Irvine, California 92618.

Securities Investor Protection Corporation (SIPC) Shareholders may obtain information about SIPC® on its website at sipc.org or by calling (202) 371-8300.

MFGEPRX-011-0517P Litho in USA CGD/CF/8002 Investment Company File No. 811-00066

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	MICHAEL W. STOCKTON
MICHAEL W. STOCKTON
SECRETARY

American Balanced Fund®

Part B
Statement of Additional Information

April 7, 2017

This document is not a prospectus but should be read in conjunction with the current prospectus of American Balanced Fund (the “fund”) dated April 7, 2017. You may obtain a prospectus from your financial advisor, by calling American Funds Service Company® at (800) 421-4225 or by writing to the fund at the following address:

American Balanced Fund
Attention: Secretary

6455 Irvine Center Drive
Irvine, California 92618

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial advisor, investment dealer, plan recordkeeper or employer for more information.

Class A	ABALX	Class 529-A	CLBAX	Class R-1	RLBAX

Class C	BALCX	Class 529-C	CLBCX	Class R-2	RLBBX
Class T	TABFX	Class 529-E	CLBEX	Class R-2E	RAMHX
Class F-1	BALFX	Class 529-T	TAFBX	Class R-3	RLBCX

Class F-2	AMBFX	Class 529-F-1	CLBFX	Class R-4	RLBEX
Class F-3	AFMBX			Class R-5E	RLEFX
				Class R-5	RLBFX
				Class R-6	RLBGX

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Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

Equity securities

· The fund will invest at least 50% of the value of its assets in common stocks.

Debt instruments

· The fund will invest at least 25% of the value of its assets in debt securities (including money market instruments) generally rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or in unrated securities determined by the investment adviser to be of equivalent quality. The fund currently intends to look to the ratings from Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.

Investing outside the U.S.

· The fund may invest up to 15% of its assets in securities of issuers domiciled outside the United States.

· In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the issuer’s securities are listed and where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

* * * * * *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

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Description of certain securities, investment techniques and risks

The descriptions below are intended to supplement the material in the prospectus under “Investment objectives, strategies and risks.”

Equity securities — Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. If an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Debt instruments — Debt securities, also known as “fixed-income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. For example, during the financial crisis of 2007-2009, the

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Federal Reserve implemented a number of economic policies that impacted, and may continue to impact, interest rates and the market. These policies, as well as potential actions by governmental entities both in and outside of the U.S., may expose fixed-income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of the fund’s portfolio to decline.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund may have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund’s portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix to this statement of additional information for more information about credit ratings.

Securities with equity and debt characteristics — Certain securities have a combination of equity and debt characteristics. Such securities may at times behave more like equity than debt or vice versa.

Preferred stock — Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other

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debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible securities — A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by the fund is called for redemption or conversion, the fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed-income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like the price of a common stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.

Hybrid securities — A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

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Contingent convertible securities, which are also known as contingent capital securities, are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, by providing that the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital level below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of the issuer’s insolvency. An automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.

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Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter).

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include, but are not limited to, the Federal Financing Bank (“FFB”), the Government National Mortgage Association (“Ginnie Mae”), the Veterans Administration (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank (“Exim Bank”), the Overseas Private Investment Corporation (“OPIC”), the Commodity Credit Corporation (“CCC”) and the Small Business Administration (“SBA”).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations as described above; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Tennessee Valley Authority and the Federal Farm Credit Bank System.

In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

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Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Pass-through securities — The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies and the underlying mortgages are not subject to the same underwriting requirements. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Borrowers on the underlying mortgages are usually permitted to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose

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penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities and may be more difficult to value.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Obligors of the underlying assets also may make prepayments that can change effective maturities of the asset-backed securities. These securities may be less liquid and more difficult to value than other securities.

Warrants and rights — Warrants and rights may be acquired by the fund in connection with other securities or separately. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed-income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Changes in the value of a warrant or right do not necessarily correspond to changes in the value of its underlying security. The price of a warrant or right may be more volatile than the price of its underlying security, and they therefore present greater potential for capital appreciation and capital loss. The effective price paid for warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Inflation linked bonds — The fund may invest in inflation linked bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation linked bond is adjusted in response to changes in the level of an inflation index, such as the Consumer Price Index for Urban Consumers (“CPURNSA”). If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal. In the case of U.S. Treasury Inflation-Protected Securities (“TIPS”), currently the only inflation linked security that is issued by the U.S Treasury, the principal amounts are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted CPURNSA, calculated with a three-month lag). TIPS may pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of TIPS is not guaranteed and will fluctuate. However, the U.S. government guarantees

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that, at maturity, principal will be repaid at the higher of the original face value of the security (in the event of deflation) or the inflation adjusted value.

Other non-U.S. sovereign governments also issue inflation linked securities that are tied to their own local consumer price indexes and that offer similar deflationary protection. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Corporations also periodically issue inflation linked securities tied to CPURNSA or similar inflationary indexes. While TIPS and non-U.S. sovereign inflation linked securities are currently the largest part of the inflation linked market, the fund may invest in corporate inflation linked securities.

The value of inflation linked securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation linked securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation linked securities. There can be no assurance, however, that the value of inflation linked securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The interest rate for inflation linked bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

The market for inflation linked securities may be less developed or liquid, and more volatile, than certain other securities markets. There is a limited number of inflation linked securities currently available for the fund to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.

Real estate investment trusts — Real estate investment trusts ("REITs"), which primarily invest in real estate or real estate-related loans, may issue equity or debt securities. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Investing outside the U.S. — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls or punitive taxes that could adversely impact the value of these securities. To the extent the fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States

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may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Although there is no universally accepted definition, the investment adviser generally considers an emerging market to be a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union, and would include markets commonly referred to as “frontier markets.”

Certain risk factors related to emerging markets

Currency fluctuations — Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the fund’s emerging markets securities holdings would generally depreciate and vice versa. Further, the fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and currency devaluations.

Government regulation — Certain developing countries lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. While the fund will only invest in markets where these restrictions are considered acceptable by the investment adviser, a country could impose new or additional repatriation restrictions after the fund’s investment. If this happened, the fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the fund’s liquidity needs and other factors. Further, some attractive equity securities may not be

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available to the fund if foreign shareholders already hold the maximum amount legally permissible.

While government involvement in the private sector varies in degree among developing countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the fund’s investments.

Fluctuations in inflation rates — Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

Less developed securities markets — Emerging markets may be less well-developed than other markets. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks — Settlement systems in developing countries are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the fund to suffer a loss. The fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the fund will be successful in eliminating this risk, particularly as counterparties operating in developing countries frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the fund.

Insufficient market information — The fund may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser is not satisfied with the sufficiency of the information obtained with respect to a particular market or security, the fund will not invest in such market or security.

Taxation — Taxation of dividends, interest and capital gains received by the fund varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

American Balanced Fund — Page 12

Litigation — The fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S.

Fraudulent securities — Securities purchased by the fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the fund.

Currency transactions — The fund may enter into currency transactions to provide for the purchase or sale of a currency needed to purchase a security denominated in that currency (often referred to as a spot or cover transaction). In addition, the fund may enter into forward currency contracts to protect against changes in currency exchange rates. The fund may also enter into forward currency contracts to seek to increase total return. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may purchase or sell one currency against another currency (other than the U.S. dollar).

Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Generally, the fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the fund’s commitment increases because of changes in exchange rates, the fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. In addition, the fund may use foreign currency contracts in order to increase exposure to a certain currency or to shift exposure to currency fluctuations from one currency to another. Entering into forward currency transactions may change the fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as expected by the fund’s investment adviser. For example, if the fund’s investment adviser increases the fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the fund may incur a loss. Forward currency contracts may give rise to leverage, or exposure to potential gains and losses in excess of the initial amount invested. Leverage magnifies gains and losses and could cause the fund to be subject to more volatility than if it had not been leveraged, thereby resulting in a heightened risk of loss. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code and may cause an increase (or decrease) in the amount of taxable dividends paid by the fund.

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Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)); (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Repurchase agreements — The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan by the fund that is collateralized by the security purchased. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with a custodian collateral equal to at least the repurchase price, including accrued interest. The fund will only enter into repurchase agreements involving securities of the type in which it could otherwise invest. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs and delays in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

Forward commitment, when issued and delayed delivery transactions — The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund may enter into roll transactions, such as a mortgage dollar roll where the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. During the period between the sale and repurchase (the “roll period”), the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of the initial sale. The fund could suffer a loss if the contracting party fails to perform the future transaction and the fund is therefore unable to buy back the mortgage-backed securities it initially sold. The fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). These transactions are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

With to be announced (TBA) transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and be within industry-accepted “good delivery” standards.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater

American Balanced Fund — Page 14

than its net assets subject to market risk). Should market values of the fund’s portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

Restricted or illiquid securities — The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Some fund holdings (including some restricted securities) may be deemed illiquid if they cannot be sold in the ordinary course of business at approximately the price at which the fund values them. The determination of whether a holding is considered liquid or illiquid is made by the fund’s adviser under procedures adopted by the fund’s board. The fund’s adviser makes this determination based on factors it deems relevant, such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur significant additional costs in disposing of illiquid securities. If the fund holds more than 15% of its net assets in illiquid assets due to appreciation of illiquid securities, the depreciation of liquid securities or changes in market conditions, the fund will seek over time to increase its investments in liquid securities to the extent practicable.

Maturity — There are no restrictions on the maturity composition of the portfolio. The fund invests in debt securities with a wide range of maturities. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

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Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the fund’s digital information systems, networks or devices through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the fund. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render the fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause the fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. While the fund and its investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of the fund’s third-party service providers (including, but not limited to, the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The fund and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the fund’s third-party service providers in the future, particularly as the fund cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.

Interfund borrowing and lending — Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission, the fund may lend money to, and borrow money from, other funds advised by Capital Research and Management Company or its affiliates. The fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. The fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

* * * * * *

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Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored.

The fund’s portfolio turnover rates for the fiscal years ended December 31, 2016 and 2015 were 79% and 82%, respectively. The fund's portfolio turnover rate excluding mortgage dollar roll transactions for the fiscal year ended December 31, 2016 was 48%. See "Forward commitment, when issued and delayed delivery transactions" above for more information on mortgage dollar rolls. The portfolio turnover rate would equal 100% if each security in a fund’s portfolio were replaced once per year. See “Financial highlights” in the prospectus for the fund’s annual portfolio turnover rate for each of the last five fiscal years.

Under normal circumstances, the investment adviser anticipates that portfolio turnover for common stocks in the fund’s portfolio will not exceed 100% on an annual basis, and that portfolio turnover for other securities will not exceed 100% on an annual basis.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

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Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a. Borrow money;

b. Issue senior securities;

c. Underwrite the securities of other issuers;

d. Purchase or sell real estate or commodities;

e. Make loans; or

f. Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2. The fund may not invest in companies for the purpose of exercising control or management.

Nonfundamental policies — The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

American Balanced Fund — Page 18

Additional information about the fund’s policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The percentage limitations in this policy are considered at the time securities are purchased and thereafter.

For purposes of fundamental policies 1a and 1e, the fund may borrow money from, or loan money to, other funds managed by Capital Research and Management Company or its affiliates to the extent permitted by applicable law and an exemptive order issued by the SEC.

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1e, the fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.

American Balanced Fund — Page 19

Management of the fund

Board of trustees and officers

Independent trustees1

The fund’s nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

American Balanced Fund — Page 20

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other relevant experience
William H. Baribault, 1945 Trustee (2012)	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	80	General Finance Corporation	· Service as chief executive officer for multiple companies · Corporate board experience · Service on advisory and trustee boards for charitable, educational and nonprofit organizations
Vanessa C. L. Chang, 1952 Trustee (2012)	Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.

· Service as a chief executive officer, insurance-related (claims/dispute resolution) internet company

· Senior management experience, investment banking

· Former partner, public accounting firm

· Corporate board experience

· Service on advisory and trustee boards for charitable, educational and nonprofit organizations

· Former member of the Governing Council of the Independent Directors Council

· CPA (inactive)

American Balanced Fund — Page 21

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other relevant experience
Linda Griego, 1947 Trustee (2012)	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM Technology Corporation; CBS Corporation

· Former Deputy Mayor, City of Los Angeles

· Service in numerous federal, state and city commission appointments focused on, among other areas, economic development

· Service as president for a television production company focused on programming for the Latino market

· Corporate board experience

· Board service for hospitals, and philanthropic, educational and nonprofit organizations

American Balanced Fund — Page 22

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other relevant experience
Leonade D. Jones, 1947 Trustee (1993)	Retired	10	None

· Service as treasurer of a diversified media and education company

· Founder of e-commerce and educational loan exchange businesses

· Corporate board and investment advisory committee experience

· Service on advisory and trustee boards for charitable, educational, public and nonprofit organizations

· Member of the Governing Council of the Independent Directors Council

· JD, MBA

William D. Jones, 1955 Trustee (2008)	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and City Scene Management Company (provides commercial asset management services)	8	Sempra Energy

· Senior investment and management experience, real estate

· Corporate board experience

· Service as director, Federal Reserve Boards of San Francisco and Los Angeles

· Service on advisory and trustee boards for charitable, educational, municipal and nonprofit organizations

· MBA

American Balanced Fund — Page 23

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other relevant experience
James J. Postl, 1946 Trustee (2007)	Retired	4	Pulte, Inc. Former director of Cooper Industries (until 2012)

· Service as chief executive officer for multiple international companies

· Senior corporate management experience

· Corporate board experience

· Service on advisory and trustee boards for charitable, educational and nonprofit organizations

Margaret Spellings, 1957 Trustee (2012)	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	81	ClubCorp Holdings, Inc. Former director of Apollo Education Group, Inc. (until 2013)

· Former U.S. Secretary of Education, U.S. Department of Education

· Former Assistant to the President for Domestic Policy, The White House

· Former senior advisor to the Governor of Texas

· Service on advisory and trustee boards for charitable and nonprofit organizations

American Balanced Fund — Page 24

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other relevant experience
Isaac Stein, 1946 Chairman of the Board (Independent and Non-Executive) (2004)	Private investor; former President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	Former director of Maxygen, Inc. (until 2013); Alexza Pharmaceuticals, Inc. (until 2016)

· Service as chief executive officer, apparel company

· Service as chief financial officer and general counsel, international materials science company

· Former partner, law firm

· Corporate board experience

· Service on advisory and trustee boards for charitable and nonprofit organizations

· JD, MBA

American Balanced Fund — Page 25

Interested trustee(s)5,6

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers and/or directors of Capital Research and Management Company or its affiliates. Such management roles with the fund’s service providers also permit the interested trustees to make a significant contribution to the fund’s board.

Name, year of birth and position with fund (year first elected as a trustee/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years
Gregory D. Johnson, 1963 Vice Chairman of the Board and President (2003)	Partner – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company	1	None

American Balanced Fund — Page 26

Other officers6

Name, year of birth and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Hilda L. Applbaum, 1961 Senior Vice President (1999)	Partner – Capital World Investors, Capital Research and Management Company
Jeffrey T. Lager, 1968 Senior Vice President (2002)	Partner – Capital World Investors, Capital Research and Management Company
James R. Mulally, 1952 Senior Vice President (2009)	Partner – Capital Fixed Income Investors, Capital Research and Management Company
Paul F. Roye, 1953 Senior Vice President (2007)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Director, Capital Research and Management Company
John H. Smet, 1956 Senior Vice President (2000)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Paul R. Benjamin, 1979 Vice President (2014)	Partner – Capital World Investors, Capital Research and Management Company
Alan N. Berro, 1960 Vice President (2010)	Partner – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Donald H. Rolfe, 1972 Vice President (2012)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company
Richmond A. Wolf, 1970 Vice President (2014)	Partner – Capital World Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary (2014)	Vice President – Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer (2016)	Vice President – Investment Operations, Capital Research and Management Company
Viviane T. Russo, 1981 Assistant Secretary (2014)	Associate – Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer (2011)	Vice President – Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer (2016)	Assistant Vice President – Investment Operations, Capital Research and Management Company

* Company affiliated with Capital Research and Management Company.

1 The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the 1940 Act.

2 Trustees and officers of the fund serve until their resignation, removal or retirement.

3 Funds managed by Capital Research and Management Company or its affiliates.

4 This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.

5 The term interested trustee refers to a trustee who is an “interested person” of the fund within the meaning of the 1940 Act, on the basis of his or her affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6 All of the trustees and/or officers listed, with the exception of Paul R. Benjamin, James R. Mulally and Richmond A. Wolf, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the fund is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

American Balanced Fund — Page 27

Fund shares owned by trustees as of December 31, 2016:

Name	Dollar range[1] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee	Dollar range[1,2] of independent trustees deferred compensation[3] allocated to fund	Aggregate dollar range[1,2] of independent trustees deferred compensation[3] allocated to all funds within American Funds family overseen by trustee
Independent trustees
William H. Baribault	$1 – $10,000	Over $100,000	$10,001 – $50,000	$50,001 – $100,000
Vanessa C. L. Chang	$50,001 – $100,000	Over $100,000	N/A	N/A
Linda Griego	Over $100,000	Over $100,000	N/A	N/A
Leonade D. Jones	Over $100,000	Over $100,000	Over $100,000	Over $100,000
William D. Jones	$50,001 – $100,000	Over $100,000	$50,001 – $100,000	Over $100,000
James J. Postl	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Margaret Spellings	Over $100,000	Over $100,000	$50,001 – $100,000	Over $100,000
Isaac Stein	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Name	Dollar range[1] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee
Interested trustees
Gregory D. Johnson	Over $100,000	Over $100,000

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for interested trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2 N/A indicates that the listed individual, as of December 31, 2016, was not a trustee of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.

3 Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the trustee accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

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Trustee compensation — No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers — Independent trustees” table under the “Management of the fund” section in this statement of additional information, all other officers and trustees of the fund are directors, officers or employees of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The fund typically pays each independent trustee an annual fee, which ranges from $13,150 to $30,000, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the fund generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

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Trustee compensation earned during the fiscal year ended December 31, 2016:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the fund	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
William H. Baribault	$36,594	$385,204
Vanessa C. L. Chang	39,657	330,600
Linda Griego	43,344	299,750
Leonade D. Jones[2]	36,975	385,200
William D. Jones[2]	34,719	326,750
James J. Postl[2]	55,125	220,500
Margaret Spellings[2]	36,413	431,029
Isaac Stein[2]	61,125	244,500

1 Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended December 31, 2016 does not include earnings on amounts deferred in previous fiscal years. See footnote 2 to this table for more information.

2 Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the end of the 2016 fiscal year for participating trustees is as follows: Leonade D. Jones ($299,197), William D. Jones ($67,890), James J. Postl ($706,155), Margaret Spellings ($52,196) and Isaac Stein ($465,454). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.

Fund organization and the board of trustees — The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on September 6, 1932, reorganized in Maryland on February 2, 1990, and reorganized as a Delaware statutory trust on March 1, 2010. All fund operations are supervised by the fund’s board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund’s rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund’s Class 529 shares, Virginia College Savings PlanSM (Virginia529SM) will vote any proxies relating to the fund’s Class 529 shares. In addition, the trustees

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have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The fund’s declaration of trust and by-laws, as well as separate indemnification agreements with independent trustees, provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for fund management and counsel to the independent trustees and the fund.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the fund’s service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund’s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board, which are comprised of independent board members, none of whom is an “interested person” of the fund within the meaning of the 1940 Act, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-

American Balanced Fund — Page 31

related risks) to achieve the fund’s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The fund has an audit committee comprised of William H. Baribault, Vanessa C. L. Chang, Linda Griego, Leonade D. Jones, James J. Postl and Margaret Spellings. The committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of trustees. The audit committee held five meetings during the 2016 fiscal year.

The fund has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meeting during the 2016 fiscal year.

The fund has a nominating and governance committee comprised of Linda Griego, Leonade D. Jones, William D. Jones, James J. Postl, Margaret Spellings and Isaac Stein. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held two meetings during the 2016 fiscal year.

Proxy voting procedures and principles — The fund’s investment adviser, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the fund, other American Funds and American Funds Insurance Series. The complete text of these principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds’ boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time.

The investment adviser seeks to vote all U.S. proxies; however, in certain circumstances it may be impracticable or impossible to do so. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A notation of any

American Balanced Fund — Page 32

potential conflicts of interest also is included in the summary (see below for a description of Capital Research and Management Company’s special review procedures).

For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division’s investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst or other individual with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

In addition to its proprietary proxy voting, governance and executive compensation research, Capital Research and Management Company may utilize research provided by Institutional Shareholder Services, Glass-Lewis & Co. or other third-party advisory firms on a case-by-case basis. It does not, as a policy, follow the voting recommendations provided by these firms. It periodically assesses the information provided by the advisory firms and reports to the Joint Proxy Committee of the American Funds (“JPC”), as appropriate.

The JPC is composed of independent board members from each American Funds board. The JPC’s role is to facilitate appropriate oversight of the proxy voting process and provide valuable input on corporate governance and related matters. Members of the JPC also may be called upon to resolve voting conflicts involving funds co-managed by the investment adviser’s equity investment divisions and vote proxies when necessary as a result of regulatory requirements (see below for more information).

From time to time the investment adviser may vote proxies issued by, or on proposals sponsored or publicly supported by (a) a client with substantial assets managed by the investment adviser or its affiliates, (b) an entity with a significant business relationship with the American Funds organization, or (c) a company with a director of an American Fund on its board (each referred to as an “Interested Party”). Other persons or entities may also be deemed an Interested Party if facts or circumstances appear to give rise to a potential conflict. The investment adviser analyzes these proxies and proposals on their merits and does not consider these relationships when casting its vote.

The investment adviser has developed procedures to identify and address instances where a vote could appear to be influenced by such a relationship. Under the procedures, prior to a final vote being cast by the investment adviser, the relevant proxy committees’ voting results for proxies issued by Interested Parties are reviewed by a Special Review Committee (“SRC”) of the investment division voting the proxy if the vote was in favor of the Interested Party.

If a potential conflict is identified according to the procedure above, the SRC will be provided with a summary of any relevant communications with the Interested Party, the rationale for the voting decision, information on the organization’s relationship with the party and any other pertinent information. The SRC will evaluate the information and determine whether the decision was in the best interest of fund shareholders. It will then accept or override the voting decision or determine alternative action. The SRC includes senior investment professionals and legal and compliance professionals.

In cases where a fund is co-managed and a portfolio company is held by more than one of the investment adviser’s equity investment divisions, voting ties are resolved by one of the following methods. First, for those funds that have delegated tie-breaking authority to the investment adviser, the outcome will be determined by the equity investment division or divisions with the larger position in the portfolio company as of the record date for the shareholder meeting. For the remaining funds, members of the JPC representing those funds will determine the outcome based on a review of the

American Balanced Fund — Page 33

same information provided to the relevant investment analysts, proxy coordinators and proxy committee members.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the American Funds website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of the American Funds, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American Funds website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders or if, in the opinion of the investment adviser, such nominee has not fulfilled his or her fiduciary duty. Separation of the chairman and CEO positions also may be supported.

Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

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Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially, 5% or more of any class of its shares as of the opening of business on March 8, 2017. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record	Class A Class C Class F-2 Class 529-A	23.78% 6.08 13.18 12.35
Pershing, LLC Custody Account Jersey City, NJ	Record	Class A Class C Class F-1 Class F-2 Class F-3 Class 529-F-1 Class R-1	7.45 9.24 12.32 12.50 17.69 12.03 6.56
Wells Fargo Clearing Services, LLC Custody Account Saint Louis, MO	Record	Class A Class C Class F-1 Class F-2	6.99 12.06 6.68 10.64
National Financial Services, LLC Omnibus Account Jersey City, NJ	Record	Class A Class C Class F-1 Class F-2	5.37 5.81 15.81 10.10
Merrill Lynch Omnibus Account Jacksonville, FL	Record	Class C Class F-1 Class F-2 Class R-3 Class R-5	10.90 7.41 9.97 5.01 8.76
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	Class C Class F-1 Class F-2	6.15 5.98 10.27
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1 Class F-2 Class F-3 Class R-5	13.94 5.02 57.50 6.54
Raymond James Omnibus Account St. Petersburg, FL	Record	Class F-1	5.85
LPL Financial Omnibus Account San Diego, CA	Record	Class F-2	7.12
UBS WM USA Omnibus Account Weehawken, NJ	Record	Class F-2	6.57
J.P. Morgan Securities, LLC Omnibus Account Brooklyn, NY	Record	Class F-3	19.22
Hartford Life Insurance Co. Separate Account 401K Plan Hartford, CT	Record Beneficial	Class R-1	15.43
SAPP Bros., Inc. Retirement Plan Greenwood Village, CO	Record Beneficial	Class R-2E	6.24
VOYA Retirement Insurance & Annuity Company Hartford, CT	Record	Class R-3	11.47

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Name and address	Ownership	Ownership percentage
Great West Trust Co., LLC 401k Plan Greenwood Village, CO	Record Beneficial	Class R-3 Class R-5E	5.11 79.81
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class R-4	17.51
Trader Joe’s Company Retirement Plan Englewood, CO	Record Beneficial	Class R-4	16.92
Transamerica Life Insurance Co. 401K Plan Los Angeles, CA	Record Beneficial	Class R-5	15.93
State Street Bank & Trust Co. Omnibus Account Harrison, NY	Record	Class R-5	10.84
Wesco Distribution Inc. Retirement Plan Charlotte, NC	Record Beneficial	Class R-5	5.78
TIAA-CREF Custody Account Saint Louis, MO	Record	Class R-5E	18.03
American Funds Balanced Portfolio Irvine, CA	Record	Class R-6	8.94
NFS, LLC FEBO 401K Plan Covington, KY	Record Beneficial	Class R-6	8.45
American Funds 2030 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	5.10

As of March 8, 2017, the officers and trustees of the fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to all F share classes, all R share classes or all 529 share classes, respectively.

Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Beijing, Geneva, Hong Kong, London, Los Angeles, Mumbai, New York, San Francisco, Singapore, Tokyo and Washington, D.C.). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The investment adviser, which is deemed under the Commodity Exchange Act (the “CEA”) to be the operator of the fund, has claimed an exclusion from the definition of the term commodity pool operator under the CEA with respect to the fund and, therefore, is not subject to registration or regulation as such under the CEA with respect to the fund.

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The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio managers and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent one-, three-, five- and eight-year periods, with increasing weight placed on each succeeding measurement period. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio managers may be measured against one or more benchmarks, depending on his or her investment focus, such as: S&P 500 Index, Lipper Growth and Income Funds Index, Bloomberg Barclays U.S. Aggregate Index, a custom average consisting of one share class per fund of general U.S. Government funds that disclose investment objectives and strategies comparable to those of the fund and a custom average consisting of one share class per fund of core bond funds that disclose investment objectives and strategies comparable to those of the fund. From time to time, Capital Research and Management Company may adjust or customize these benchmarks to better reflect the universe of comparably managed funds of competitive investment management firms.

Portfolio manager fund holdings and other managed accounts — As described below, portfolio managers may personally own shares of the fund. In addition, portfolio managers may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

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The following table reflects information as of December 31, 2016:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[3]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[4]
Gregory D. Johnson	Over $1,000,000	2	$165.5	None		None
Hilda L. Applbaum	$500,001 – $1,000,000	2	$102.1	2	$0.28	None
Jeffrey T. Lager	$100,001 – $500,000	2	$106.8	None		None
James R. Mulally	$100,001 – $500,000	8	$127.6	1	$0.06	None
John H. Smet	$100,001 – $500,000	20	$219.4	None		None
Alan N. Berro	Over $1,000,000	25	$196.8	None		None
Michael T. Kerr	Over $1,000,000	3	$246.7	None		None
John R. Queen	$100,001 – $500,000	3	$27.0	1	$0.15	268	$2.68
Alan J. Wilson	Over $1,000,000	3	$252.8	None		None

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2 Indicates other RIC(s) managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s) and are not the total assets managed by the individual, which is a substantially lower amount. No RIC has an advisory fee that is based on the performance of the RIC.

3 Indicates other PIV(s) managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the PIV(s) and are not the total assets managed by the individual, which is a substantially lower amount. No PIV has an advisory fee that is based on the performance of the PIV.

4 Indicates other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No account has an advisory fee that is based on the performance of the account. Personal brokerage accounts of portfolio managers and their families are not reflected.

The fund’s investment adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with a portfolio manager’s management of the fund, on the one hand, and investments in the other pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the fund and such other accounts.

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Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the fund and the investment adviser will continue in effect until January 31, 2018, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund’s executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund’s offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund’s plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based on the following annualized rates and average daily net asset levels:

Rate	Net asset level
	In excess of	Up to
0.42%	$ 0	$ 500,000,000
0.324	500,000,000	1,000,000,000
0.30	1,000,000,000	1,500,000,000
0.282	1,500,000,000	2,500,000,000
0.27	2,500,000,000	4,000,000,000
0.262	4,000,000,000	6,500,000,000
0.255	6,500,000,000	10,500,000,000
0.25	10,500,000,000	13,000,000,000
0.245	13,000,000,000	17,000,000,000
0.24	17,000,000,000	21,000,000,000
0.235	21,000,000,000	27,000,000,000
0.230	27,000,000,000	34,000,000,000
0.225	34,000,000,000	44,000,000,000

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Rate	Net asset level
	In excess of	Up to
0.220	44,000,000,000	55,000,000,000
0.215	55,000,000,000	71,000,000,000
0.210	71,000,000,000	89,000,000,000
0.207	89,000,000,000

For the fiscal years ended December 31, 2016, 2015 and 2014, the investment adviser received from the fund management fees of $211,108,000, $189,337,000 and $173,885,000, respectively.

Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of the fund’s Class A, C, T, F, R and 529 shares. Services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class A, C, T, F, R and 529 shares. The Administrative Agreement will continue in effect until January 31, 2018, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of the members of the fund’s board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser receives an administrative services fee at the annual rate of .01% of the average daily net assets of the fund attributable to Class A shares and .05% of the average daily net assets of the fund attributable to Class C, T, F, R and 529 shares for administrative services. Administrative services fees are paid monthly and accrued daily.

American Balanced Fund — Page 40

During the 2016 fiscal year, administrative services fees were:

Administrative services fee
Class A	$5,239,000
Class C	3,512,000
Class F-1	1,866,000
Class F-2	1,940,000
Class 529-A	1,491,000
Class 529-C	471,000
Class 529-E	73,000
Class 529-F-1	62,000
Class R-1	76,000
Class R-2	614,000
Class R-2E	5,000
Class R-3	1,623,000
Class R-4	2,412,000
Class R-5E	—*
Class R-5	1,328,000
Class R-6	4,568,000

* Amount less than $1,000.

American Balanced Fund — Page 41

Principal Underwriter and plans of distribution — American Funds Distributors, Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 12811 North Meridian Street, Carmel, IN 46032.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

· For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the

· For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisors upon the sale of Class C and 529-C shares. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to intermediaries, such as qualified dealers or financial advisors, in connection with investments in Class T, F-1, 529-E, 529-T, 529-F-1, R-1, R-2, R-2E, R-3 and R-4 shares.

American Balanced Fund — Page 42

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2016	$28,053,000	$124,886,000
	2015	24,061,000	106,789,000
	2014	19,611,000	87,915,000
Class C	2016	—	22,877,000
	2015	—	16,841,000
	2014	—	11,525,000
Class 529-A	2016	1,223,000	5,615,000
	2015	1,159,000	5,325,000
	2014	1,146,000	5,293,000
Class 529-C	2016	—	963,000
	2015	7,000	872,000
	2014	3,000	872,000

Plans of distribution — The fund has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund’s board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, F-3, R-5E, R-5 or R-6, no 12b-1 fees are paid from Class F-2, F-3, R-5E, R-5 or R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

American Balanced Fund — Page 43

Following is a brief description of the Plans:

Class A and 529-A — For Class A and 529-A shares, up to .25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to .25% for Class A shares and up to .50% for Class 529-A shares under the applicable Plan; however, for Class 529-A shares, the board of trustees has approved payments to the Principal Underwriter of up to .25% of the fund’s average daily net assets, in the aggregate, for paying service- and distribution-related expenses.

Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for 15 months, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After 15 months, these commissions are not recoverable.

Class T and 529-T — For Class T and 529-T shares, the fund may annually expend up to .50% under the applicable Plan; however, the fund’s board of trustees has approved payments to the Principal Underwriter of up to .25% of the fund’s average daily net assets attributable to Class T and 529-T shares for paying service-related expenses.

Other share classes — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments[1]	Distribution related payments[1]	Total allowable under the Plans[2]
Class C	0.25%	0.75%	1.00%
Class F-1	0.25	—	0.50
Class 529-C	0.25	0.75	1.00
Class 529-E	0.25	0.25	0.75
Class 529-F-1	0.25	—	0.50
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-2E	0.25	0.35	0.85
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

1 Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.

2 The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

Payment of service fees — Payment of service fees to investment dealers generally begins 13 months after establishment of an account in Class A, C, 529-A or 529-C shares. Service fees are not paid on certain investments made at net asset value including accounts established by registered representatives and their family members as described in the “Sales charges” section of this statement of additional information.

American Balanced Fund — Page 44

During the 2016 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$128,037,000	$11,529,000
Class C	70,091,000	6,903,000
Class F-1	9,282,000	963,000
Class 529-A	6,801,000	607,000
Class 529-C	9,330,000	1,046,000
Class 529-E	728,000	82,000
Class 529-F-1	—	—
Class R-1	1,516,000	148,000
Class R-2	9,132,000	929,000
Class R-2E	60,000	9,000
Class R-3	16,196,000	1,509,000
Class R-4	12,037,000	1,290,000

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund and its shareholders include enabling shareholders to obtain advice and other services from a financial advisor at a reasonable cost, the likelihood that the Plans will stimulate sales of the fund benefiting the investment process through growth or stability of assets and the ability of shareholders to choose among various alternatives in paying for sales and service. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the fund’s 12b-1 expense is paid to financial advisors to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need assistance with your account, please contact your financial advisor. If you need a financial advisor, please call American Funds Distributors at (800) 421-4120 for assistance.

Fee to Virginia529 — With respect to Class 529 shares, as compensation for its oversight and administration, Virginia529 receives a quarterly fee accrued daily and calculated at the annual rate of .10% on the first $20 billion of the net assets invested in Class 529 shares of the American Funds, .05% on net assets between $20 billion and $100 billion and .03% on net assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter.

American Balanced Fund — Page 45

Other compensation to dealers — As of July 2016, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

AIG Advisor Group

 AIG Capital Services Inc

FSC Securities Corporation

Royal Alliance Associates, Inc.

SagePoint Financial, Inc.

Woodbury Financial Services, Inc.

American Portfolios Financial Services, Inc.

 American Portfolios Advisors, Inc

American Portfolios Financial Services, Inc.

AXA Advisors, LLC

Cadaret, Grant & Co., Inc.
Cambridge

 Cambridge Advisors, Inc.

Cambridge Appleton Trust

Cambridge Associates, LLC (USA)

Cambridge Investment Research Advisors, Inc.

Cambridge Investment Research, Inc.

Cambridge Southern Financial Advisors

Cetera Financial Group

 Cetera Advisor Networks LLC

Cetera Advisors LLC

Cetera Financial Specialists LLC

Cetera Investment Services LLC

CIMAS, LLC

First Allied Securities Inc

Investors Capital Corp.

J.P. Turner & Company, L.L.C.

Legend Equities Corporation

Summit Brokerage Services, Inc.

Commonwealth

 Commonwealth Advisory Group, LTD

Commonwealth Bank and Trust Company

Commonwealth Financial Advisors, LLC

Commonwealth Financial Group, Inc.

Commonwealth Financial Network

Commonwealth Retirement Services, Inc.

D.A. Davidson & Co.

Edward Jones

Hefren-Tillotson, Inc.

American Balanced Fund — Page 46

HTK / Janney Montgomery Group

Hornor, Townsend & Kent, Inc.

Janney Montgomery Scott LLC

J.J.B. Hilliard Lyons

Hilliard Lyons Trust Company LLC

J. J. B. Hilliard, W. L. Lyons, LLC

J.P. Morgan Chase Banc One

J.P. Morgan Securities LLC

JP Morgan Chase Bank, N.A.

Ladenburg Thalmann Group

 Investacorp, Inc.

KMS Financial Services, Inc.

Ladenburg, Thalmann & Co., Inc.

Securities America, Inc.

Securities Service Network Inc.

Triad Advisors, Inc.

Lincoln Network

 Lincoln Financial Advisors Corporation

Lincoln Financial Distributors, Inc.

Lincoln Financial Securities Corporation

LPL Financial LLC

Mass Mutual / MML

 MassMutual Trust Company FSB

MML Distributors LLC

MML Investors Services, LLC

The Massmutual Trust Company FSB

Merrill Lynch Banc of America

 Bank Of America

Bank of America, NA

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Metlife Enterprises

 MetLife Advisers, LLC

Metlife Securities Inc.

New England Securities

Morgan Stanley Smith Barney LLC

NFP Securities

Kestra Investment Services LLC

NFP Advisor Services, LLC

NFP Retirement

NMIS

Northwestern Mutual Investment Services, LLC

Northwestern Mutual Wealth Management Co

NPH / Jackson National

Invest Financial Corporation

Investment Centers of America, Inc.

National Planning Corporation

SII Investments, Inc.

Park Avenue Securities LLC

American Balanced Fund — Page 47

PFS

PFS Investments Inc.

Puplava Securities, Inc.

PNC Network

PNC Bank, National Association

PNC Investments LLC

Raymond James Group

Raymond James & Associates, Inc.

Raymond James (USA) LTD.

Raymond James Financial Services Advisors, Inc.

Raymond James Financial Services Inc.

RBC

RBC Capital Markets, LLC

RBC Capital Markets Corporation

RBC Trust Company

Robert W. Baird & Co, Incorporated

Securian / H. Beck / CRI

 CRI Securities, LLC

H. Beck, Inc.

Securian Financial Services, Inc.

Stifel, Nicolaus & Co

 Sterne Agee Investment Advisor Services, Inc.

Stifel Trust Company, N.A.

Stifel, Nicolaus & Company, Incorported

Transamerica Financial Advisors, Inc.

UBS

UBS Financial Services, Inc.

UBS Securities, LLC

Voya Financial Advisors Inc

Wells Fargo Network

First Clearing LLC

Wells Fargo

Wells Fargo Advisors Financial Network, LLC

Wells Fargo Advisors Latin American Channel

Wells Fargo Advisors LLC (WBS)

Wells Fargo Advisors Private Client Group

Wells Fargo Advisors, LLC

Wells Fargo Bank, N.A.

Wells Fargo Securities, LLC

American Balanced Fund — Page 48

Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of execution and settlement, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity and the potential for minimizing market impact. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. The investment adviser and its affiliates negotiate commission rates with broker-dealers based on what they believe is necessary to obtain best execution. They seek, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace in respect of both execution and research — taking various considerations into account, including the extent to which a broker-dealer has put its own capital at risk, historical commission rates, commission rates that other institutional investors are paying, and the provision of brokerage and research products and services. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations. Brokerage commissions are only a small part of total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, either directly or through a commission sharing arrangement, but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser’s research efforts. If broker-dealers were to discontinue providing such services, it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

American Balanced Fund — Page 49

The investment adviser may pay commissions in excess of what other broker-dealers might have charged for certain portfolio transactions in recognition of brokerage and/or investment research services. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits the investment adviser and its affiliates to cause an account to pay a higher commission to a broker-dealer to compensate the broker-dealer or another service provider for certain brokerage and/or investment research services provided to the investment adviser and its affiliates, if the investment adviser and each affiliate makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser and its affiliates in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser and its affiliates assess the reasonableness of commissions in light of the total brokerage and investment research services provided to the investment adviser and its affiliates. Further, investment research services may be used by all investment associates of the investment adviser and its affiliates, regardless of whether they advise accounts with trading activity that generates eligible commissions.

In accordance with their internal brokerage allocation procedure, the investment adviser and its affiliates periodically assess the brokerage and investment research services provided by each broker-dealer and each other service provider from which they receive such services. As part of its ongoing relationships, the investment adviser and its affiliates routinely meet with firms to discuss the level and quality of the brokerage and research services provided, as well as the value and cost of such services. In valuing the brokerage and investment research services the investment adviser and its affiliates receive from broker-dealers and other research providers in connection with its good faith determination of reasonableness, the investment adviser and its affiliates take various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser and its affiliates. Based on this information and applying their judgment, the investment adviser and its affiliates set an annual research budget.

Research analysts and portfolio managers periodically participate in a research poll to determine the usefulness and value of the research provided by individual broker-dealers and research providers. Based on the results of this research poll, the investment adviser and its affiliates may, through commission sharing arrangements with certain broker-dealers, direct a portion of commissions paid to a broker-dealer to be used to compensate the broker-dealer for proprietary research or to be paid to a third-party research provider for research it has provided.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each investment division within the adviser and its affiliates normally aggregates its respective purchases or sales and executes them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser normally aggregates such purchases or sales and executes them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser currently owns an interest in IEX Group and Luminex Trading and Analytics. The investment adviser may place orders on these or other exchanges or alternative trading systems in which it, or one of its affiliates, has an ownership interest, provided such ownership interest is less than five percent of the total ownership interests in the entity. The investment adviser is subject to the same best execution obligations when trading on any such exchange or alternative trading system.

American Balanced Fund — Page 50

Purchase and sale transactions may be effected directly among and between certain funds or accounts advised by the investment adviser or its affiliates, including the fund. The investment adviser maintains cross-trade policies and procedures and places a cross-trade only when such a trade is in the best interest of all participating clients and is not prohibited by the participating funds’ or accounts’ investment management agreement or applicable law.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.

Brokerage commissions paid on portfolio transactions for the fiscal years ended December 31, 2016, 2015 and 2014 amounted to $11,697,000, $10,409,000 and $13,451,000, respectively.

The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

At the end of the fund’s most recently completed fiscal year, the fund’s regular broker-dealers included Citigroup Global Markets Inc., Goldman Sachs & Co., J.P. Morgan Securities LLC, Credit Suisse Group AG, Wells Fargo, Morgan Stanley & Co. LLC, RBC Capital Markets LLC and Charles Schwab & Co., Inc. At the end of the fund’s most recently completed fiscal year, the fund held equity and debt securities of J.P. Morgan Securities LLC in the amount of $1,942,536,000, Citigroup Inc. in the amount of $861,121,000, Goldman Sachs Group, Inc. in the amount of $577,998,000 and Wells Fargo & Company in the amount of $1,475,034,000. The fund held debt securities of Credit Suisse Group AG in the amount of $91,669,000, Morgan Stanley & Co. LLC in the amount of $144,802,000, RBC Capital Markets LLC in the amount of $64,364,000 and Charles Schwab Corporation in the amount of $3,918,000.

American Balanced Fund — Page 51

Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of trustees, and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the 10th day after such calendar quarter. In practice, the publicly disclosed portfolio is typically posted on the American Funds website within 30 days after the end of the calendar quarter. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. In addition, the fund’s list of top 10 equity portfolio holdings measured by percentage of net assets, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the 10th day after such month. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.

The fund’s custodian, outside counsel, auditor, financial printers, proxy voting service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive fund portfolio holdings information earlier. See the “General information” section in this statement of additional information for further information about the fund’s custodian, outside counsel and auditor.

The fund’s portfolio holdings, dated as of the end of each calendar month, are made available to up to 20 key broker-dealer relationships with research departments to help them evaluate the fund for eligibility on approved lists or in model portfolios. These firms include certain of those listed under the “Other compensation to dealers” section of this statement of additional information and certain broker-dealer firms that offer trading platforms for registered investment advisers. Monthly holdings may be provided to these intermediaries no earlier than the 10th day after the end of the calendar month. In practice, monthly holdings are provided within 30 days after the end of the calendar month. Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg and Thomson Financial Research.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information and the Code of Ethics. Third-party service providers of the fund and other entities, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business uses only. None of the fund, its investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

American Balanced Fund — Page 52

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers and other third parties for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

The fund’s investment adviser and its affiliates provide investment advice to clients other than the fund that have investment objectives that may be substantially similar to those of the fund. These clients also may have portfolios consisting of holdings substantially similar to those of the fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the fund’s investment adviser or the fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

American Balanced Fund — Page 53

Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the New York Stock Exchange is open. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s share price would still be determined as of 4 p.m. New York time. In such example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a fair value adjustment is appropriate due to subsequent events. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management Company (other than American Funds U.S. Government Money Market Fund) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

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Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. The pricing vendors base prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on vendor prices prior to calculation of the fund’s net asset value. When the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by authority of the fund’s board. Subject to board oversight, the fund’s board has appointed the fund’s investment adviser to make fair valuation determinations, which are directed by a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity securities that trade principally in markets outside the United States. Such securities may trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the fund’s net asset values are next determined) which affect the value of equity securities held in the fund’s portfolio, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

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Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchase of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

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Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-favored account, such as a retirement plan or education savings account. Shareholders should consult their tax advisors about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

Amounts not distributed by the fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends.

The fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund. For fund fiscal years beginning on or after December 22, 2010, capital losses may be carried forward indefinitely and retain their character as either short-term or long-term. Under prior law, net capital losses could be carried forward for eight tax years and were treated as short-term capital losses. The fund is required to use capital losses arising in fiscal years beginning on or after December 22, 2010 before using capital losses arising in fiscal years prior to December 22, 2010.

The fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Distributions of net capital gain that the fund properly designates as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

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Capital gain distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a capital gain distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions and exchanges of fund shares — Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Tax consequences of investing in non-U.S. securities — Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations, the fund may elect to pass through to shareholders the foreign taxes paid by the fund. If such an election is made, shareholders may claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries. The application of the foreign tax credit depends upon the particular circumstances of each shareholder.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

If the fund invests in stock of certain passive foreign investment companies (PFICs), the fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains and losses will be treated as ordinary income or loss, and the fund is required to distribute any resulting income. If the fund is unable to identify an investment as a PFIC security and thus does not make a timely mark-to-market election, the fund may be subject to adverse tax consequences.

Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions.

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Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

For fund shares acquired on or after January 1, 2012, the fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

Shareholders may obtain more information about cost basis online at americanfunds.com/costbasis.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to U.S. withholding taxes.

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Unless otherwise noted, all references in the following pages to Class A, C, T or F-1 shares also refer to the corresponding Class 529-A, 529-C, 529-T or 529-F-1 shares. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial advisor or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial advisor — Deliver or mail a check to your financial advisor.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds

12711 North Meridian Street

Carmel, IN 46032-9181

American Funds

5300 Robin Hood Road

Norfolk, VA 23513-2407

By telephone — Using the American FundsLine. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using americanfunds.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

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By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank

ABA Routing No. 121000248

Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:

American Funds Service Company

(fund’s name)

For further credit to:

(shareholder’s fund account number)

(shareholder’s name)

You may contact American Funds Service Company at (800) 421-4225 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates.

Class R-5 and R-6 shares may also be made available to Virginia529 for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund’s investment adviser or distributor. Class R-6 shares are also available to other post employment benefits plans.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

· Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

· Employer-sponsored CollegeAmerica accounts.

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The following account types may be established without meeting the initial purchase minimum:

· Retirement accounts that are funded with employer contributions; and

· Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

· Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and

· American Funds U.S. Government Money Market Fund accounts registered in the name of clients of Capital Group Private Client Services.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — With the exception of Class T shares, for which rights of exchange are not generally available, you may only exchange shares without a sales charge into other American Funds within the same share class; however, Class A, C, T or F-1 shares may also generally be exchanged without a sales charge for the corresponding 529 share class.

Notwithstanding the above, exchanges from Class A shares of American Funds U.S. Government Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. However, exchanges are not permitted from Class A shares of American Funds U.S. Government Money Market Fund to Class C shares of (1) American Funds Short-Term Tax-Exempt Bond Fund, (2) Intermediate Bond Fund of America, (3) Limited Term Tax-Exempt Bond Fund of America, (4) Short-Term Bond Fund of America or (5) American Funds Inflation Linked Bond Fund.

Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds U.S. Government Money Market Fund are subject to applicable sales charges, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisors.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial advisor, by using American FundsLine or americanfunds.com, or by telephoning (800) 421-4225 toll-free, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are

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processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Currently, Class C shares of the fund automatically convert to Class F-1 shares in the month of the 10-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion feature of the Class C shares, including without limitation, providing for conversion into a different share class or for no conversion. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund’s “purchase blocking policy.” Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

Other potentially abusive activity — In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class C shares for Class A or Class T shares — If you exchange Class C shares for Class A or Class T shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A or Class T sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if you are leaving or have left the fee-based program. You can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

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Exchanging Class A or Class T shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class A or Class T shares for Class F shares to be held in the program, any Class A or Class T sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account.

Moving between Class F shares — If you are part of a qualified fee-based program that offers Class F shares, you may exchange your Class F shares for any other Class F shares to be held in the program. For example, if you hold Class F-2 shares, you may exchange your shares for Class F-1 or Class F-3 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at (800) 421-4225 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction. However, a movement between a 529 share class and a non-529 share class of the same fund will be reportable.

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Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in Class A or C shares of any of the American Funds unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in Class A or C shares of any of the American Funds and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in Class A or C shares of any of the American Funds and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by American Funds Distributors, Inc. or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts. The ability to link SEP and SIMPLE IRA accounts at the plan level may not be available to you depending on the policies and system capabilities of your financial intermediary.

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Other purchases

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds may be sold at net asset value to:

(1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;
(2)	companies exchanging securities with the fund through a merger, acquisition or exchange offer; and
(3)	The Capital Group Companies, Inc. and its affiliated companies.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

Moving between accounts — American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on their systems. Investors should consult their financial intermediary for further information.

Loan repayments — Repayments on loans taken from a retirement plan are not subject to sales charges if American Funds Service Company is notified of the repayment.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $1 million or more, and b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. Commissions on such investments (other than IRA rollover assets that roll over at no sales

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charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $10 million, .50% on amounts of at least $10 million but less than $25 million and .25% on amounts of at least $25 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $10 million (but less than $25 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

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Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds U.S. Government Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

American Balanced Fund — Page 68

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

American Balanced Fund — Page 69

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series and American Funds College Target Date Series. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series and American Funds College Target Date Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial advisor or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

American Balanced Fund — Page 70

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

Reducing your Class T sales charge — As described in the prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are normally applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not generally eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

CDSC waivers for Class A and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

· Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

· Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, the CDSC on Class A shares of the American Funds may be waived for bulk conversions to another share class in cases where the fund’s transfer agent determines the benefit to the fund of collecting the CDSC would be outweighed by the cost of applying it.

American Balanced Fund — Page 71

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Virginia529 as an option for additional investment within CollegeAmerica.

Other sales charge waivers — Sales charges (including contingent deferred sales charges) may be waived pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Business Management Group, or by his or her designee. For example, waivers of all or a portion of the contingent deferred sales charge on Class C shares may be granted for transactions requested by financial intermediaries as a result of (i) pending or anticipated regulatory matters that require investor accounts to be moved to a different share class or (ii) conversions of IRAs from brokerage to advisory accounts in cases where new investments in brokerage IRA accounts have been restricted by the intermediary.

American Balanced Fund — Page 72

Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds U.S. Government Money Market Fund be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

American Balanced Fund — Page 73

Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except Class T shares and the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this statement of additional information. Investors should consult their financial intermediary for further information.

American Balanced Fund — Page 74

Automatic exchanges — For all share classes other than Class T shares, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your advisor or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American FundsLine and americanfunds.com — You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $125,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call (800) 325-3590 from a TouchTone™ telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of the American Funds under the “General information — fund numbers” section in this statement of additional information), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial advisor or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are

American Balanced Fund — Page 75

automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Checkwriting — You may establish check writing privileges for Class A shares (but not Class 529-A shares) of American Funds U.S. Government Money Market Fund upon meeting the fund’s initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

Redemption of shares — The fund’s declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund’s current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

American Balanced Fund — Page 76

General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by JP Morgan Chase Bank N.A., 270 Park Avenue, New York, NY 10017-2070, as custodian. If the fund holds securities of issuers outside the U.S., the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

During the 2016 fiscal year, transfer agent fees, gross of any payments made by American Funds Service Company to third parties, were:

Transfer agent fee
Class A	$52,238,000
Class C	6,693,000
Class F-1	4,733,000
Class F-2	4,002,000
Class 529-A	2,334,000
Class 529-C	772,000
Class 529-E	71,000
Class 529-F-1	96,000
Class R-1	147,000
Class R-2	4,115,000
Class R-2E	19,000
Class R-3	4,830,000
Class R-4	4,806,000
Class R-5E	1,000
Class R-5	1,334,000
Class R-6	91,000

American Balanced Fund — Page 77

Independent registered public accounting firm — Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, serves as the fund’s independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the SEC. The financial statements included in this statement of additional information from the annual report have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund’s independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — Morgan, Lewis & Bockius LLP, 300 South Grand Avenue, 22nd Floor, Los Angeles, CA 90071, serves as independent legal counsel (“counsel”) for the fund and for independent trustees in their capacities as such. A determination with respect to the independence of the fund’s counsel will be made at least annually by the independent trustees of the fund, as prescribed by applicable 1940 Act rules.

Prospectuses, reports to shareholders and proxy statements — The fund’s fiscal year ends on December 31. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund’s investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund’s current prospectus at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. Shareholders may also access the fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at americanfunds.com/prospectus. The fund’s annual financial statements are audited by the fund’s independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The fund and Capital Research and Management Company and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

American Balanced Fund — Page 78

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — December 31, 2016

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$24.81
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$26.32

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The fund’s financial statements, including the investment portfolio and the report of the fund’s independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

American Balanced Fund — Page 79

Fund numbers — Here are the fund numbers for use with our automated telephone line, American FundsLine®, or when making share transactions:

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
Stock and stock/fixed income funds
AMCAP Fund®	002	302	43002	402	602	702
American Balanced Fund®	011	311	43011	411	611	711
American Funds Developing World Growth and Income FundSM	30100	33100	43100	34100	36100	37100
American Funds Global Balanced FundSM	037	337	43037	437	637	737
American Mutual Fund®	003	303	43003	403	603	703
Capital Income Builder®	012	312	43012	412	612	712
Capital World Growth and Income Fund®	033	333	43033	433	633	733
EuroPacific Growth Fund®	016	316	43016	416	616	716
Fundamental Investors®	010	310	43010	410	610	710
The Growth Fund of America®	005	305	43005	405	605	705
The Income Fund of America®	006	306	43006	406	606	706
International Growth and Income FundSM	034	334	43034	434	634	734
The Investment Company of America®	004	304	43004	404	604	704
The New Economy Fund®	014	314	43014	414	614	714
New Perspective Fund®	007	307	43007	407	607	707
New World Fund®	036	336	43036	436	636	736
SMALLCAP World Fund®	035	335	43035	435	635	735
Washington Mutual Investors FundSM	001	301	43001	401	601	701
Fixed income funds
American Funds Emerging Markets Bond Fund SM	30114	33114	43114	34114	36114	37114
American Funds Corporate Bond Fund SM	032	332	43032	432	632	732
American Funds Inflation Linked Bond Fund®	060	360	43060	460	660	760
American Funds Mortgage Fund®	042	342	43042	442	642	742
American Funds Short-Term Tax-Exempt Bond Fund®	039	N/A	43039	439	639	739
American Funds Strategic Bond FundSM	30112	33112	43112	34112	36112	37112
American Funds Tax-Exempt Fund of New York®	041	341	43041	441	641	741
American High-Income Municipal Bond Fund®	040	340	43040	440	640	740
American High-Income Trust®	021	321	43021	421	621	721
The Bond Fund of America®	008	308	43008	408	608	708
Capital World Bond Fund®	031	331	43031	431	631	731
Intermediate Bond Fund of America®	023	323	43023	423	623	723
Limited Term Tax-Exempt Bond Fund of America®	043	343	43043	443	643	743
Short-Term Bond Fund of America®	048	348	43048	448	648	748
The Tax-Exempt Bond Fund of America®	019	319	43019	419	619	719
The Tax-Exempt Fund of California®	020	320	43020	420	620	720
U.S. Government Securities Fund®	022	322	43022	422	622	722
Money market fund
American Funds U.S. Government Money Market FundSM	059	359	43059	459	659	759

American Balanced Fund — Page 80

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1
Stock and stock/fixed income funds
AMCAP Fund	1002	1302	1502	46002	1402
American Balanced Fund	1011	1311	1511	46011	1411
American Funds Developing World Growth and Income Fund	10100	13100	15100	46100	14100
American Funds Global Balanced Fund	1037	1337	1537	46037	1437
American Mutual Fund	1003	1303	1503	46003	1403
Capital Income Builder	1012	1312	1512	46012	1412
Capital World Growth and Income Fund	1033	1333	1533	46033	1433
EuroPacific Growth Fund	1016	1316	1516	46016	1416
Fundamental Investors	1010	1310	1510	46010	1410
The Growth Fund of America	1005	1305	1505	46005	1405
The Income Fund of America	1006	1306	1506	46006	1406
International Growth and Income Fund	1034	1334	1534	46034	1434
The Investment Company of America	1004	1304	1504	46004	1404
The New Economy Fund	1014	1314	1514	46014	1414
New Perspective Fund	1007	1307	1507	46007	1407
New World Fund	1036	1336	1536	46036	1436
SMALLCAP World Fund	1035	1335	1535	46035	1435
Washington Mutual Investors Fund	1001	1301	1501	46001	1401
Fixed income funds
American Funds Emerging Markets Bond Fund	10114	13114	15114	46114	14114
American Funds Corporate Bond Fund	1032	1332	1532	46032	1432
American Funds Inflation Linked Bond Fund	1060	1360	1560	46060	1460
American Funds Mortgage Fund	1042	1342	1542	46042	1442
American Funds Strategic Bond Fund	10112	13112	15112	46112	14112
American High-Income Trust	1021	1321	1521	46021	1421
The Bond Fund of America	1008	1308	1508	46008	1408
Capital World Bond Fund	1031	1331	1531	46031	1431
Intermediate Bond Fund of America	1023	1323	1523	46023	1423
Short-Term Bond Fund of America	1048	1348	1548	46048	1448
U.S. Government Securities Fund	1022	1322	1522	46022	1422
Money market fund
American Funds U.S. Government Money Market Fund	1059	1359	1559	46059	1459

American Balanced Fund — Page 81

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
Stock and stock/fixed income funds
AMCAP Fund	2102	2202	4102	2302	2402	2702	2502	2602
American Balanced Fund	2111	2211	4111	2311	2411	2711	2511	2611
American Funds Developing World Growth and Income Fund	21100	22100	41100	23100	24100	27100	25100	26100
American Funds Global Balanced Fund	2137	2237	4137	2337	2437	2737	2537	2637
American Mutual Fund	2103	2203	4103	2303	2403	2703	2503	2603
Capital Income Builder	2112	2212	4112	2312	2412	2712	2512	2612
Capital World Growth and Income Fund	2133	2233	4133	2333	2433	2733	2533	2633
EuroPacific Growth Fund	2116	2216	4116	2316	2416	2716	2516	2616
Fundamental Investors	2110	2210	4110	2310	2410	2710	2510	2610
The Growth Fund of America	2105	2205	4105	2305	2405	2705	2505	2605
The Income Fund of America	2106	2206	4106	2306	2406	2706	2506	2606
International Growth and Income Fund	2134	2234	41034	2334	2434	27034	2534	2634
The Investment Company of America	2104	2204	4104	2304	2404	2704	2504	2604
The New Economy Fund	2114	2214	4114	2314	2414	2714	2514	2614
New Perspective Fund	2107	2207	4107	2307	2407	2707	2507	2607
New World Fund	2136	2236	4136	2336	2436	2736	2536	2636
SMALLCAP World Fund	2135	2235	4135	2335	2435	2735	2535	2635
Washington Mutual Investors Fund	2101	2201	4101	2301	2401	2701	2501	2601
Fixed income funds
American Funds Emerging Markets Bond Fund	21114	22114	41114	23114	24114	27114	25114	26114
American Funds Corporate Bond Fund	2132	2232	4132	2332	2432	2732	2532	2632
American Funds Inflation Linked Bond Fund	2160	2260	4160	2360	2460	2760	2560	2660
American Funds Mortgage Fund	2142	2242	4142	2342	2442	2742	2542	2642
American Funds Strategic Bond Fund	21112	22112	41112	23112	24112	27112	25112	26112
American High-Income Trust	2121	2221	4121	2321	2421	2721	2521	2621
The Bond Fund of America	2108	2208	4108	2308	2408	2708	2508	2608
Capital World Bond Fund	2131	2231	4131	2331	2431	2731	2531	2631
Intermediate Bond Fund of America	2123	2223	4123	2323	2423	2723	2523	2623
Short-Term Bond Fund of America	2148	2248	4148	2348	2448	2748	2548	2648
U.S. Government Securities Fund	2122	2222	4122	2322	2422	2722	2522	2622
Money market fund
American Funds U.S. Government Money Market Fund	2159	2259	4159	2359	2459	2759	2559	2659

American Balanced Fund — Page 82

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Target Date Retirement Series®
American Funds 2060 Target Date Retirement Fund®	083	383	43083	483	683	783
American Funds 2055 Target Date Retirement Fund®	082	382	43082	482	682	782
American Funds 2050 Target Date Retirement Fund®	069	369	43069	469	669	769
American Funds 2045 Target Date Retirement Fund®	068	368	43068	468	668	768
American Funds 2040 Target Date Retirement Fund®	067	367	43067	467	667	767
American Funds 2035 Target Date Retirement Fund®	066	366	43066	466	36066	766
American Funds 2030 Target Date Retirement Fund®	065	365	43065	465	665	765
American Funds 2025 Target Date Retirement Fund®	064	364	43064	464	664	764
American Funds 2020 Target Date Retirement Fund®	063	363	43063	463	663	763
American Funds 2015 Target Date Retirement Fund®	062	362	43062	462	662	762
American Funds 2010 Target Date Retirement Fund®	061	361	43061	461	661	761

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Target Date Retirement Series®
American Funds 2060 Target Date Retirement Fund®	2183	2283	4183	2383	2483	2783	2583	2683
American Funds 2055 Target Date Retirement Fund®	2182	2282	4182	2382	2482	2782	2582	2682
American Funds 2050 Target Date Retirement Fund®	2169	2269	4169	2369	2469	2769	2569	2669
American Funds 2045 Target Date Retirement Fund®	2168	2268	4168	2368	2468	2768	2568	2668
American Funds 2040 Target Date Retirement Fund®	2167	2267	4167	2367	2467	2767	2567	2667
American Funds 2035 Target Date Retirement Fund®	2166	2266	4166	2366	2466	2766	2566	2666
American Funds 2030 Target Date Retirement Fund®	2165	2265	4165	2365	2465	2765	2565	2665
American Funds 2025 Target Date Retirement Fund®	2164	2264	4164	2364	2464	2764	2564	2664
American Funds 2020 Target Date Retirement Fund®	2163	2263	4163	2363	2463	2763	2563	2663
American Funds 2015 Target Date Retirement Fund®	2162	2262	4162	2362	2462	2762	2562	2662
American Funds 2010 Target Date Retirement Fund®	2161	2261	4161	2361	2461	2761	2561	2661

American Balanced Fund — Page 83

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1
American Funds College Target Date Series®
American Funds College 2033 Fund®	10103	13103	15103	46103	14103
American Funds College 2030 Fund®	1094	1394	1594	46094	1494
American Funds College 2027 Fund®	1093	1393	1593	46093	1493
American Funds College 2024 Fund®	1092	1392	1592	46092	1492
American Funds College 2021 Fund®	1091	1391	1591	46091	1491
American Funds College 2018 Fund®	1090	1390	1590	46090	1490
American Funds College Enrollment Fund®	1088	1388	1588	46088	1488

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM	055	355	43055	455	655	755
American Funds Growth PortfolioSM	053	353	43053	453	653	753
American Funds Growth and Income PortfolioSM	051	351	43051	451	651	751
American Funds Balanced PortfolioSM	050	350	43050	450	650	750
American Funds Income PortfolioSM	047	347	43047	447	647	747
American Funds Tax-Advantaged Income PortfolioSM	046	346	43046	446	646	746
American Funds Preservation PortfolioSM	045	345	43045	445	645	745
American Funds Tax-Exempt Preservation PortfolioSM	044	344	43044	444	644	744

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1
American Funds Global Growth Portfolio	1055	1355	1555	46055	1455
American Funds Growth Portfolio	1053	1353	1553	46053	1453
American Funds Growth and Income Portfolio	1051	1351	1551	46051	1451
American Funds Balanced Portfolio	1050	1350	1550	46050	1450
American Funds Income Portfolio	1047	1347	1547	46047	1447
American Funds Tax-Advantaged Income Portfolio	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	1045	1345	1545	46045	1445
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Global Growth Portfolio	2155	2255	4155	2355	2455	2755	2555	2655
American Funds Growth Portfolio	2153	2253	4153	2353	2453	2753	2553	2653
American Funds Growth and Income Portfolio	2151	2251	4151	2351	2451	2751	2551	2651
American Funds Balanced Portfolio	2150	2250	4150	2350	2450	2750	2550	2650
American Funds Income Portfolio	2147	2247	4147	2347	2447	2747	2547	2647
American Funds Tax-Advantaged Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	2145	2245	4145	2345	2445	2745	2545	2645
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

American Balanced Fund — Page 84

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Retirement Income Portfolio SeriesSM
American Funds Retirement Income Portfolio – ConservativeSM	30109	33109	43109	34109	36109	37109
American Funds Retirement Income Portfolio – ModerateSM	30110	33110	43110	34110	36110	37110
American Funds Retirement Income Portfolio – EnhancedSM	30111	33111	43111	34111	36111	37111

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Retirement Income Portfolio – Conservative	21109	22109	41109	23109	24109	27109	25109	26109
American Funds Retirement Income Portfolio – Moderate	21110	22110	41110	23110	24110	27110	25110	26110
American Funds Retirement Income Portfolio – Enhanced	21111	22111	41111	23111	24111	27111	25111	26111

American Balanced Fund — Page 85

Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating scale

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

American Balanced Fund — Page 86

Standard & Poor’s
Long-term issue credit ratings

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

American Balanced Fund — Page 87

C
An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

American Balanced Fund — Page 88

Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB
Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC
Substantial credit risk. Default is a real possibility.

CC
Very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

· The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;

· The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

· Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

American Balanced Fund — Page 89

RD
Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

· The selective payment default on a specific class or currency of debt;

· The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

· The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

· Execution of a distressed debt exchange on one or more material financial obligations.

D
Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

American Balanced Fund — Page 90

Description of commercial paper ratings

Moody’s

Global short-term rating scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

Commercial paper ratings (highest three ratings)

A-1

A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

American Balanced Fund — Page 91

American Balanced Fund®
Investment portfolio
December 31, 2016
Common stocks 61.27% Information technology 10.69%	Shares	Value (000)
Microsoft Corp.	57,929,407	$3,599,733
Broadcom Ltd.	5,608,286	991,377
Intel Corp.	21,888,100	793,881
ASML Holding NV (New York registered)	5,117,458	574,179
ASML Holding NV1	1,905,000	213,443
Intuit Inc.	6,285,000	720,324
Facebook, Inc., Class A2	5,500,000	632,775
Alphabet Inc., Class C2	647,800	499,985
Alphabet Inc., Class A2	158,000	125,207
Texas Instruments Inc.	8,132,000	593,392
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	20,520,000	589,950
TE Connectivity Ltd.	7,205,000	499,162
VeriSign, Inc.[2,3]	5,500,000	418,385
Visa Inc., Class A	4,438,000	346,253
Analog Devices, Inc.	1,700,000	123,454
MasterCard Inc., Class A	472,000	48,734
KLA-Tencor Corp.	467,000	36,744
		10,806,978
Consumer discretionary 9.06%
Home Depot, Inc.	16,062,349	2,153,640
Comcast Corp., Class A	30,517,000	2,107,199
Amazon.com, Inc.[2]	2,241,400	1,680,759
Twenty-First Century Fox, Inc., Class A	14,097,306	395,288
CBS Corp., Class B	5,619,000	357,481
Starbucks Corp.	6,330,000	351,441
McDonald’s Corp.	2,823,000	343,615
VF Corp.	5,016,000	267,604
Viacom Inc., Class B	7,537,000	264,549
Time Warner Inc.	2,200,000	212,366
Target Corp.	2,700,000	195,021
Charter Communications, Inc., Class A2	551,562	158,806
General Motors Co.	4,000,000	139,360
NIKE, Inc., Class B	2,637,000	134,039
Walt Disney Co.	1,200,000	125,064
Hasbro, Inc.	1,370,000	106,572
Macy’s, Inc.	2,800,000	100,268
Dollar General Corp.	1,013,000	75,033
		9,168,105
Financials 8.57%
Berkshire Hathaway Inc., Class A2	8,080	1,972,498
Berkshire Hathaway Inc., Class B2	800,000	130,384
JPMorgan Chase & Co.	19,761,000	1,705,177
Wells Fargo & Co.	23,103,000	1,273,206
Chubb Ltd.	6,070,500	802,034
Citigroup Inc.	10,700,000	635,901
American Balanced Fund — Page 1 of 32

Common stocks Financials (continued)	Shares	Value (000)
SunTrust Banks, Inc.	10,383,411	$569,530
Capital One Financial Corp.	5,421,000	472,928
Goldman Sachs Group, Inc.	1,238,762	296,622
BlackRock, Inc.	739,000	281,219
Bank of America Corp.	10,000,000	221,000
Legal & General Group PLC[1]	70,000,000	213,204
HDFC Bank Ltd.[1]	4,275,000	83,356
HDFC Bank Ltd. (ADR)	16,600	1,007
Intercontinental Exchange, Inc.	256,000	14,444
		8,672,510
Energy 7.56%
Schlumberger Ltd.	16,869,000	1,416,153
Royal Dutch Shell PLC, Class B (ADR)	19,135,000	1,109,256
Royal Dutch Shell PLC, Class B1	4,000,000	114,143
Chevron Corp.	7,594,755	893,903
Exxon Mobil Corp.	7,200,000	649,872
ConocoPhillips	12,837,668	643,681
Enbridge Inc.	13,900,000	585,468
Noble Energy, Inc.	11,593,729	441,257
BP PLC[1]	58,950,000	366,285
Halliburton Co.	6,183,000	334,438
Suncor Energy Inc.	5,801,500	189,689
Suncor Energy Inc.	198,500	6,490
Baker Hughes Inc.	3,000,000	194,910
Phillips 66	2,180,000	188,374
Concho Resources Inc.[2]	1,090,000	144,534
TOTAL SA1	1,539,588	78,593
TOTAL SA (ADR)	867,394	44,211
Murphy Oil Corp.	3,600,080	112,070
Weatherford International PLC[2]	15,850,000	79,092
Southwestern Energy Co.[2]	5,000,000	54,100
		7,646,519
Consumer staples 6.11%
Philip Morris International Inc.	16,892,000	1,545,449
Coca-Cola Co.	30,068,000	1,246,619
Kraft Heinz Co.	11,620,850	1,014,733
Procter & Gamble Co.	9,837,563	827,142
Walgreens Boots Alliance, Inc.	3,800,000	314,488
Reynolds American Inc.	5,609,000	314,328
Kellogg Co.	3,150,000	232,187
Altria Group, Inc.	1,735,000	117,321
Costco Wholesale Corp.	700,000	112,077
Mead Johnson Nutrition Co.	1,345,000	95,172
General Mills, Inc.	1,500,000	92,655
The Estée Lauder Companies Inc., Class A	1,200,000	91,788
Coty Inc., Class A	3,722,754	68,164
Pinnacle Foods Inc.	1,002,000	53,557
Coca-Cola European Partners PLC	1,600,000	50,240
		6,175,920
American Balanced Fund — Page 2 of 32

Common stocks Health care 6.03%	Shares	Value (000)
UnitedHealth Group Inc.	9,647,500	$1,543,986
Merck & Co., Inc.	21,332,000	1,255,815
Johnson & Johnson	6,610,000	761,538
Express Scripts Holding Co.[2]	10,476,400	720,671
Bristol-Myers Squibb Co.	9,474,300	553,678
Medtronic PLC	6,005,000	427,736
Thermo Fisher Scientific Inc.	1,176,000	165,934
Gilead Sciences, Inc.	2,101,758	150,507
Pfizer Inc.	3,250,000	105,560
Humana Inc.	454,000	92,630
Regeneron Pharmaceuticals, Inc.[2]	240,000	88,102
Intercept Pharmaceuticals, Inc.[2]	706,622	76,774
Vertex Pharmaceuticals Inc.[2]	998,500	73,559
Amgen Inc.	276,000	40,354
Kite Pharma, Inc.[2]	830,000	37,217
		6,094,061
Industrials 4.62%
Boeing Co.	9,052,000	1,409,215
Lockheed Martin Corp.	4,407,037	1,101,495
General Electric Co.	20,000,000	632,000
Union Pacific Corp.	2,826,000	293,000
Parker-Hannifin Corp.	2,000,000	280,000
Nielsen Holdings PLC	4,800,000	201,360
Cummins Inc.	1,350,000	184,504
Deere & Co.	1,600,000	164,864
Rockwell Automation	1,200,000	161,280
Caterpillar Inc.	1,300,000	120,562
TransDigm Group Inc.	381,000	94,854
Rockwell Collins, Inc.	360,000	33,394
		4,676,528
Materials 3.03%
E.I. du Pont de Nemours and Co.	20,059,388	1,472,359
Praxair, Inc.	5,011,400	587,286
Syngenta AG (ADR)	4,000,000	316,200
LyondellBasell Industries NV	2,642,100	226,639
Dow Chemical Co.	2,500,000	143,050
Royal Gold, Inc.	1,770,000	112,130
Nucor Corp.	1,750,000	104,160
Potash Corp. of Saskatchewan Inc.	5,500,000	99,495
		3,061,319
Real estate 0.67%
Crown Castle International Corp. REIT	2,905,446	252,105
Iron Mountain Inc. REIT	5,132,000	166,687
Weyerhaeuser Co. REIT[2]	4,700,000	141,423
American Tower Corp. REIT	1,145,000	121,004
		681,219
American Balanced Fund — Page 3 of 32

Common stocks Utilities 0.43%	Shares	Value (000)
Dominion Resources, Inc.	3,070,000	$235,131
PG&E Corp.	2,000,000	121,540
Pinnacle West Capital Corp.	1,000,000	78,030
		434,701
Telecommunication services 0.30%
AT&T Inc.	4,295,000	182,666
Verizon Communications Inc.	2,236,000	119,358
		302,024
Miscellaneous 4.20%
Other common stocks in initial period of acquisition		4,244,326
Total common stocks (cost: $40,695,500,000)		61,964,210
Preferred securities 0.01% Financials 0.01%
CoBank, ACB, Class E, noncumulative[4]	7,440	4,745
Total preferred securities (cost: $5,208,000)		4,745
Convertible stocks 0.06% Miscellaneous 0.06%
Other convertible stocks in initial period of acquisition		59,764
Total convertible stocks (cost: $59,055,000)		59,764
Bonds, notes & other debt instruments 34.47% U.S. Treasury bonds & notes 14.14% U.S. Treasury 11.88%	Principal amount (000)
U.S. Treasury 0.875% 2017	$130,000	130,120
U.S. Treasury 0.625% 2018[5]	985,000	979,937
U.S. Treasury 0.75% 2018	350,000	348,180
U.S. Treasury 0.75% 2018	208,998	208,434
U.S. Treasury 0.75% 2018	47,000	46,847
U.S. Treasury 1.00% 2018	300,000	299,052
U.S. Treasury 1.125% 2018	180,000	180,184
U.S. Treasury 1.25% 2018	255,000	255,413
U.S. Treasury 0.75% 2019	275,000	271,015
U.S. Treasury 0.75% 2019	226,000	222,540
U.S. Treasury 0.875% 2019	250,000	246,757
U.S. Treasury 0.875% 2019	35,000	34,666
U.S. Treasury 1.00% 2019	160,500	158,800
U.S. Treasury 1.00% 2019	95,000	94,506
U.S. Treasury 1.125% 2019	40,000	39,930
U.S. Treasury 1.375% 2019	150,000	149,644
U.S. Treasury 1.50% 2019	44,000	44,089
U.S. Treasury 1.75% 2019	110,000	111,082
U.S. Treasury 1.25% 2020	617,000	612,471
U.S. Treasury 1.375% 2020	540,660	534,026
U.S. Treasury 1.375% 2020	118,000	117,386
U.S. Treasury 1.50% 2020	101,000	100,696
American Balanced Fund — Page 4 of 32

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 1.625% 2020	$400,991	$399,408
U.S. Treasury 1.125% 2021	469,875	457,249
U.S. Treasury 1.125% 2021	224,250	216,691
U.S. Treasury 1.125% 2021	4,000	3,859
U.S. Treasury 1.25% 2021	100,900	98,574
U.S. Treasury 1.375% 2021	409,480	401,720
U.S. Treasury 1.375% 2021	301,960	297,183
U.S. Treasury 1.75% 2021	200,250	198,780
U.S. Treasury 2.00% 2021	475,620	475,323
U.S. Treasury 2.25% 2021	97,270	98,805
U.S. Treasury 1.75% 2022	469,265	460,410
U.S. Treasury 2.00% 2022	179,750	178,598
U.S. Treasury 2.00% 2022	35,000	35,062
U.S. Treasury 1.375% 2023	297,860	282,163
U.S. Treasury 1.375% 2023	100,000	94,777
U.S. Treasury 1.375% 2023	36,935	35,096
U.S. Treasury 1.625% 2023	27,675	26,635
U.S. Treasury 1.75% 2023	32,790	32,047
U.S. Treasury 2.125% 2023	100,000	99,375
U.S. Treasury 2.25% 2023	100,000	100,098
U.S. Treasury 2.25% 2024	75,000	74,563
U.S. Treasury 2.00% 2025	30,000	29,208
U.S. Treasury 2.125% 2025	25,000	24,518
U.S. Treasury 2.25% 2025	43,000	42,462
U.S. Treasury 1.625% 2026	288,112	268,699
U.S. Treasury 1.625% 2026	157,611	147,299
U.S. Treasury 2.00% 2026	701,677	675,364
U.S. Treasury 5.375% 2031	20,000	26,606
U.S. Treasury 2.75% 2042	32,950	31,071
U.S. Treasury 2.875% 2043	36,410	35,110
U.S. Treasury 3.125% 2043	48,025	48,563
U.S. Treasury 3.125% 2044	39,797	40,193
U.S. Treasury 3.625% 2044	25,000	27,660
U.S. Treasury 2.50% 2045	115,000	102,165
U.S. Treasury 2.875% 2045	110,000	105,550
U.S. Treasury 3.00% 2045	110,500	108,690
U.S. Treasury 3.00% 2045	25,000	24,599
U.S. Treasury 2.50% 2046	76,255	67,567
U.S. Treasury 2.875% 2046	992,060	955,195
		12,012,710
U.S. Treasury inflation-protected securities 2.25%
U.S. Treasury Inflation-Protected Security 0.125% 2017[6]	106,423	106,669
U.S. Treasury Inflation-Protected Security 2.375% 2017[6]	119,862	119,879
U.S. Treasury Inflation-Protected Security 2.625% 2017[6]	116,628	119,465
U.S. Treasury Inflation-Protected Security 2.125% 2019[6]	56,293	59,487
U.S. Treasury Inflation-Protected Security 0.125% 2021[6]	101,988	102,647
U.S. Treasury Inflation-Protected Security 0.125% 2024[6]	98,746	97,151
U.S. Treasury Inflation-Protected Security 0.625% 2024[6]	340,361	346,799
U.S. Treasury Inflation-Protected Security 0.375% 2025[6]	418,765	416,896
U.S. Treasury Inflation-Protected Security 2.375% 2025[6]	64,118	73,656
U.S. Treasury Inflation-Protected Security 0.125% 2026[6]	60,505	58,566
U.S. Treasury Inflation-Protected Security 0.625% 2026[6]	122,451	123,624
U.S. Treasury Inflation-Protected Security 1.75% 2028[6]	31,037	34,685
American Balanced Fund — Page 5 of 32

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.75% 2042[6]	$51,898	$49,282
U.S. Treasury Inflation-Protected Security 1.375% 2044[6]	305,677	334,458
U.S. Treasury Inflation-Protected Security 1.00% 2046[6]	228,973	230,432
		2,273,696
Federal agency bonds & notes 0.01%
Japan Finance Organization for Municipalities 2.125% 2019[4]	10,000	9,987
Total U.S. Treasury bonds & notes		14,296,393
Corporate bonds & notes 11.81% Financials 2.73%
ACE INA Holdings Inc. 2.30% 2020	7,635	7,631
ACE INA Holdings Inc. 2.875% 2022	22,180	22,354
ACE INA Holdings Inc. 3.15% 2025	10,050	10,012
ACE INA Holdings Inc. 3.35% 2026	5,180	5,246
Allstate Corp. 3.28% 2026	10,185	10,224
American Express Co. 6.15% 2017	22,800	23,476
American Express Credit Co. 1.55% 2017	9,055	9,066
AXA SA, Series B, junior subordinated 6.379% (undated)[4]	2,000	2,140
Bank of America Corp. 2.625% 2020	20,000	20,014
Bank of America Corp. 5.625% 2020	15,500	17,045
Bank of America Corp. 2.625% 2021	4,730	4,698
Bank of America Corp. 2.503% 2022	29,000	28,052
Bank of America Corp. 3.875% 2025	25,385	25,825
Bank of America Corp. 3.248% 2027	52,015	49,689
Bank of Nova Scotia 4.50% 2025	24,000	24,667
Barclays Bank PLC 3.25% 2021	19,345	19,419
Barclays Bank PLC 3.65% 2025	18,500	17,954
BB&T Corp. 2.45% 2020	37,000	37,283
Berkshire Hathaway Finance Corp. 1.30% 2019	15,320	15,133
Berkshire Hathaway Inc. 2.00% 2018	16,340	16,457
Berkshire Hathaway Inc. 2.90% 2020	9,500	9,727
Berkshire Hathaway Inc. 2.75% 2023	16,995	16,928
BNP Paribas 4.375% 2025[4]	5,700	5,670
BNP Paribas 4.375% 2026[4]	28,425	28,087
BPCE SA group 2.65% 2021	6,000	5,999
BPCE SA group 2.75% 2021	15,800	15,644
BPCE SA group 5.70% 2023[4]	8,000	8,431
BPCE SA group 5.15% 2024[4]	40,605	41,297
Capital One Financial Corp. 3.20% 2025	20,000	19,394
Charles Schwab Corp. 3.45% 2026	3,885	3,918
Citigroup Inc. 2.05% 2019	24,500	24,412
Citigroup Inc. 8.50% 2019	8,416	9,603
Citigroup Inc. 2.35% 2021	71,000	69,463
Citigroup Inc. 2.70% 2021	24,500	24,447
Citigroup Inc. 2.90% 2021	60,000	59,848
Citigroup Inc. 3.20% 2026	20,000	19,135
Citigroup Inc. 3.70% 2026	9,500	9,456
Citigroup Inc. 4.45% 2027	4,763	4,853
Citigroup Inc. 4.125% 2028	4,050	4,003
CME Group Inc. 5.30% 2043	3,135	3,674
CNA Financial Corp. 3.95% 2024	9,910	10,056
Credit Agricole SA 2.375% 2021[4]	6,645	6,541
Credit Agricole SA 4.375% 2025[4]	26,615	26,190
American Balanced Fund — Page 6 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Credit Suisse Group AG 1.70% 2018	$12,000	$11,974
Credit Suisse Group AG 3.45% 2021	20,000	20,129
Credit Suisse Group AG 3.80% 2022	10,000	10,091
Credit Suisse Group AG 3.80% 2023	32,275	32,250
Credit Suisse Group AG 3.75% 2025	11,570	11,400
Credit Suisse Group AG 4.55% 2026	17,130	17,800
Danske Bank AS 2.00% 2021[4]	37,870	36,812
DNB ASA 2.375% 2021[4]	27,000	26,721
Goldman Sachs Group, Inc. 2.90% 2018	15,000	15,210
Goldman Sachs Group, Inc. 2.55% 2019	66,250	66,749
Goldman Sachs Group, Inc. 2.60% 2020	14,610	14,627
Goldman Sachs Group, Inc. 2.75% 2020	20,725	20,817
Goldman Sachs Group, Inc. 2.242% 2021[7]	25,782	26,139
Goldman Sachs Group, Inc. 2.35% 2021	32,655	31,731
Goldman Sachs Group, Inc. 2.625% 2021	24,340	24,167
Goldman Sachs Group, Inc. 2.875% 2021	19,245	19,337
Goldman Sachs Group, Inc. 5.25% 2021	20,000	21,923
Goldman Sachs Group, Inc. 5.75% 2022	20,000	22,488
Goldman Sachs Group, Inc. 3.50% 2025	3,250	3,208
Goldman Sachs Group, Inc. 3.50% 2026	2,350	2,307
Goldman Sachs Group, Inc. 3.75% 2026	12,629	12,672
HSBC Holdings PLC 2.95% 2021	47,500	47,470
HSBC Holdings PLC 4.25% 2024	8,000	8,132
HSBC Holdings PLC 3.90% 2026	7,825	7,876
Intercontinentalexchange, Inc. 2.50% 2018	20,000	20,274
Intesa Sanpaolo SpA 5.017% 2024[4]	31,485	29,110
JPMorgan Chase & Co. 1.35% 2017	8,520	8,522
JPMorgan Chase & Co. 2.25% 2020	42,185	42,078
JPMorgan Chase & Co. 2.55% 2020	32,300	32,269
JPMorgan Chase & Co. 2.40% 2021	40,220	39,840
JPMorgan Chase & Co. 2.55% 2021	16,515	16,457
JPMorgan Chase & Co. 3.25% 2022	10,000	10,110
JPMorgan Chase & Co. 3.875% 2024	25,000	25,307
JPMorgan Chase & Co., Series Z, junior subordinated 5.30% (undated)	35,000	35,807
JPMorgan Chase & Co., Series S, junior subordinated 6.75% (undated)	25,000	26,969
Keybank National Association 2.50% 2019	17,000	17,176
Leucadia National Corp. 5.50% 2023	830	879
Liberty Mutual Group Inc. 4.25% 2023[4]	3,000	3,142
Lloyds Banking Group PLC 4.50% 2024	17,000	17,265
Lloyds Banking Group PLC 4.582% 2025	14,750	14,829
MetLife Global Funding I 1.55% 2019[4]	15,500	15,264
MetLife Global Funding I 2.30% 2019[4]	10,120	10,191
MetLife Global Funding I 2.00% 2020[4]	6,125	6,055
MetLife Global Funding I 2.50% 2020[4]	46,300	46,305
MetLife Global Funding I 1.95% 2021[4]	15,500	15,064
MetLife, Inc. 3.60% 2025	4,595	4,671
MetLife, Inc. 4.05% 2045	8,285	7,948
MetLife, Inc. 5.25% 2049	4,600	4,669
Mitsubishi UFJ Financial Group, Inc. 2.19% 2021	25,500	24,791
Morgan Stanley 2.50% 2021	66,300	65,589
Morgan Stanley 2.625% 2021	25,500	25,197
Morgan Stanley 2.282% 2023[7]	25,000	25,298
Morgan Stanley 4.00% 2025	8,950	9,178
Morgan Stanley 3.125% 2026	7,633	7,296
American Balanced Fund — Page 7 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Morgan Stanley 3.875% 2026	$12,115	$12,244
National Australia Bank Ltd. 1.375% 2019	10,200	10,028
National Australia Bank Ltd. 1.875% 2021	10,200	9,870
Nationwide Mutual Insurance Co. 3.253% 2024[4,7]	8,150	8,042
New York Life Global Funding 1.50% 2019[4]	15,265	15,059
New York Life Global Funding 2.10% 2019[4]	15,000	15,063
New York Life Global Funding 1.95% 2020[4]	16,000	15,883
New York Life Global Funding 1.70% 2021[4]	40,500	39,045
New York Life Global Funding 2.35% 2026[4]	11,890	11,078
Nordea Bank AB 2.50% 2020[4]	19,955	19,966
Nordea Bank AB 2.25% 2021[4]	8,800	8,660
PNC Bank 1.45% 2019	33,375	32,919
PNC Bank 2.40% 2019	14,800	14,935
PNC Bank 2.60% 2020	30,000	30,252
PNC Bank 2.55% 2021	17,000	17,009
PNC Financial Services Group, Inc. 3.90% 2024	20,000	20,511
Prudential Financial, Inc. 2.30% 2018	7,595	7,660
Prudential Financial, Inc. 3.50% 2024	23,600	24,099
QBE Insurance Group Ltd. 2.40% 2018[4]	19,300	19,335
Rabobank Nederland 2.25% 2019	15,000	15,079
Rabobank Nederland 2.50% 2021	38,570	38,554
Rabobank Nederland 4.375% 2025	22,650	23,253
Skandinaviska Enskilda Banken AB 1.875% 2021	25,500	24,653
Skandinaviska Enskilda Banken AB 2.625% 2021	23,000	23,017
Sumitomo Mitsui Banking Corp. 2.50% 2018	12,475	12,576
Svenska Handelsbanken AB 1.875% 2021	37,165	36,034
UBS Group AG 2.95% 2020[4]	20,000	20,011
UBS Group AG 4.125% 2025[4]	28,250	28,705
Unum Group 5.625% 2020	345	376
Unum Group 3.875% 2025	5,045	4,933
US Bancorp. 3.70% 2024	18,000	18,710
US Bancorp. 2.375% 2026	35,000	32,463
US Bank NA 1.40% 2019	5,465	5,405
US Bank NA 2.125% 2019	30,000	30,106
Wells Fargo & Co. 2.15% 2019	20,000	19,994
Wells Fargo & Co. 2.55% 2020	28,235	28,261
Wells Fargo & Co. 2.10% 2021	35,600	34,631
Wells Fargo & Co. 2.50% 2021	67,182	66,667
Wells Fargo & Co. 4.60% 2021	25,000	26,857
Wells Fargo & Co. 3.00% 2026	26,700	25,418
		2,760,102
Health care 1.96%
Abbott Laboratories 2.90% 2021	49,920	49,858
Abbott Laboratories 3.40% 2023	16,745	16,688
Abbott Laboratories 3.75% 2026	61,670	61,336
Abbott Laboratories 4.75% 2036	20,850	21,230
Abbott Laboratories 4.90% 2046	41,695	42,878
AbbVie Inc. 2.50% 2020	10,400	10,405
AbbVie Inc. 2.30% 2021	25,485	24,974
AbbVie Inc. 3.20% 2022	5,685	5,690
AbbVie Inc. 2.85% 2023	11,095	10,767
AbbVie Inc. 3.60% 2025	23,000	22,792
AbbVie Inc. 3.20% 2026	36,045	34,313
American Balanced Fund — Page 8 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
AbbVie Inc. 4.50% 2035	$10,360	$10,195
AbbVie Inc. 4.30% 2036	4,730	4,515
AbbVie Inc. 4.45% 2046	36,500	35,020
Aetna Inc. 1.70% 2018	42,635	42,604
Aetna Inc. 1.90% 2019	49,000	48,904
Aetna Inc. 2.40% 2021	66,940	66,647
Aetna Inc. 2.80% 2023	8,685	8,558
Aetna Inc. 3.20% 2026	88,065	87,167
Aetna Inc. 4.25% 2036	8,360	8,396
Aetna Inc. 4.375% 2046	7,215	7,260
Allergan PLC 3.00% 2020	26,950	27,330
Allergan PLC 3.45% 2022	32,390	32,882
Allergan PLC 3.85% 2024	15,000	15,140
Allergan PLC 3.80% 2025	25,550	25,592
Allergan PLC 4.55% 2035	18,870	18,706
Allergan PLC 4.75% 2045	53,080	52,211
AmerisourceBergen Corp. 3.25% 2025	2,170	2,153
AmerisourceBergen Corp. 4.25% 2045	2,045	1,962
Amgen Inc. 1.85% 2021	16,470	15,871
Amgen Inc. 2.70% 2022	21,240	21,035
Amgen Inc. 2.25% 2023	10,250	9,646
Amgen Inc. 4.40% 2045	30,250	29,088
AstraZeneca PLC 3.375% 2025	41,445	41,148
Baxalta Inc. 4.00% 2025	29,020	29,118
Bayer AG 2.375% 2019[4]	8,245	8,259
Becton, Dickinson and Co. 3.734% 2024	2,896	2,964
Biogen Inc. 3.625% 2022	10,210	10,482
Boston Scientific Corp. 3.375% 2022	20,000	20,332
Boston Scientific Corp. 3.85% 2025	72,550	72,728
Catholic Health Initiatives, Series 2012, 1.60% 2017	2,000	2,009
Celgene Corp. 3.55% 2022	10,770	11,048
Celgene Corp. 3.625% 2024	32,655	32,828
Celgene Corp. 3.875% 2025	38,540	39,110
Celgene Corp. 4.625% 2044	2,400	2,354
Celgene Corp. 5.00% 2045	10,000	10,417
EMD Finance LLC 2.40% 2020[4]	24,900	24,756
EMD Finance LLC 2.95% 2022[4]	12,850	12,798
EMD Finance LLC 3.25% 2025[4]	50,700	49,586
Gilead Sciences, Inc. 2.35% 2020	10,000	10,051
Gilead Sciences, Inc. 1.95% 2022	15,410	14,905
Gilead Sciences, Inc. 2.50% 2023	18,280	17,623
Gilead Sciences, Inc. 2.95% 2027	10,000	9,568
Gilead Sciences, Inc. 4.00% 2036	21,220	20,354
Gilead Sciences, Inc. 4.15% 2047	7,205	6,846
Humana Inc. 3.15% 2022	20,000	19,989
Johnson & Johnson 2.45% 2026	9,485	9,069
Medtronic, Inc. 3.50% 2025	37,500	38,605
Medtronic, Inc. 4.375% 2035	7,222	7,643
Medtronic, Inc. 4.625% 2045	8,220	8,893
Pfizer Inc. 7.20% 2039	485	701
Roche Holdings, Inc. 2.875% 2021[4]	22,000	22,372
Roche Holdings, Inc. 1.75% 2022[4]	18,330	17,610
Roche Holdings, Inc. 3.00% 2025[4]	19,000	18,832
Roche Holdings, Inc. 2.375% 2027[4]	19,685	18,418
American Balanced Fund — Page 9 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Shire PLC 1.90% 2019	$20,000	$19,750
Shire PLC 2.40% 2021	54,555	52,708
Shire PLC 2.875% 2023	38,195	36,315
Shire PLC 3.20% 2026	32,450	30,344
St. Jude Medical, Inc. 2.80% 2020	13,870	13,950
Stryker Corp. 2.625% 2021	5,200	5,221
Teva Pharmaceutical Finance Company BV 1.40% 2018	43,665	43,318
Teva Pharmaceutical Finance Company BV 1.70% 2019	44,530	43,760
Teva Pharmaceutical Finance Company BV 2.20% 2021	31,195	29,848
Teva Pharmaceutical Finance Company BV 2.80% 2023	15,940	15,094
Teva Pharmaceutical Finance Company BV 3.15% 2026	22,675	20,916
Teva Pharmaceutical Finance Company BV 4.10% 2046	13,140	11,282
Thermo Fisher Scientific Inc. 2.40% 2019	10,000	10,077
Thermo Fisher Scientific Inc. 4.15% 2024	11,840	12,334
UnitedHealth Group Inc. 1.40% 2017	10,000	10,003
UnitedHealth Group Inc. 6.00% 2017	20,170	20,586
UnitedHealth Group Inc. 6.00% 2018	35,000	36,699
UnitedHealth Group Inc. 2.125% 2021	26,195	25,882
UnitedHealth Group Inc. 3.35% 2022	15,405	15,867
WellPoint, Inc. 2.25% 2019	15,500	15,471
Zimmer Holdings, Inc. 2.70% 2020	12,915	12,918
Zimmer Holdings, Inc. 3.15% 2022	18,910	18,862
Zimmer Holdings, Inc. 4.25% 2035	1,197	1,118
		1,985,552
Consumer discretionary 1.59%
Amazon.com, Inc. 3.80% 2024	49,975	52,539
Amazon.com, Inc. 4.80% 2034	20,000	22,047
Amazon.com, Inc. 4.95% 2044	23,500	26,856
American Honda Finance Corp. 1.20% 2019	25,500	25,045
American Honda Finance Corp. 2.25% 2019	16,500	16,659
American Honda Finance Corp. 1.65% 2021	28,865	27,791
American Honda Finance Corp. 2.30% 2026	5,390	5,030
Bayerische Motoren Werke AG 2.25% 2023[4]	15,500	14,852
CBS Corp. 3.50% 2025	15,000	14,865
CBS Corp. 4.60% 2045	25,000	24,108
CCO Holdings LLC and CCO Holdings Capital Corp. 4.464% 2022	22,500	23,517
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	26,000	27,415
CCO Holdings LLC and CCO Holdings Capital Corp. 6.384% 2035	11,125	12,721
CCO Holdings LLC and CCO Holdings Capital Corp. 6.484% 2045	18,025	20,875
Comcast Corp. 6.30% 2017	16,750	17,445
Comcast Corp. 1.625% 2022	10,250	9,814
Comcast Corp. 3.15% 2026	11,215	11,063
Comcast Corp. 2.35% 2027	27,250	25,178
Comcast Corp. 3.20% 2036	7,250	6,524
Comcast Corp. 6.45% 2037	15,000	19,373
Comcast Corp. 4.60% 2045	20,000	20,974
Comcast Corp. 3.40% 2046	5,250	4,587
DaimlerChrysler North America Holding Corp. 1.375% 2017[4]	15,125	15,126
DaimlerChrysler North America Holding Corp. 2.40% 2017[4]	12,000	12,038
DaimlerChrysler North America Holding Corp. 1.50% 2019[4]	25,500	25,087
DaimlerChrysler North America Holding Corp. 2.25% 2019[4]	13,000	13,007
DaimlerChrysler North America Holding Corp. 2.25% 2020[4]	20,810	20,710
DaimlerChrysler North America Holding Corp. 2.00% 2021[4]	30,300	29,414
American Balanced Fund — Page 10 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
DaimlerChrysler North America Holding Corp. 2.875% 2021[4]	$14,900	$14,988
DaimlerChrysler North America Holding Corp. 3.25% 2024[4]	7,570	7,534
Ford Motor Co. 5.291% 2046	10,000	10,149
Ford Motor Credit Co. 1.50% 2017	8,500	8,501
Ford Motor Credit Co. 2.145% 2018	15,485	15,510
Ford Motor Credit Co. 2.375% 2018	8,990	9,031
Ford Motor Credit Co. 2.551% 2018	9,015	9,068
Ford Motor Credit Co. 2.597% 2019	26,735	26,700
Ford Motor Credit Co. 2.943% 2019	21,000	21,243
Ford Motor Credit Co. 2.459% 2020	18,090	17,860
Ford Motor Credit Co. 3.157% 2020	30,400	30,630
Ford Motor Credit Co. 3.219% 2022	16,000	15,823
Ford Motor Credit Co. 3.096% 2023	24,000	23,185
Ford Motor Credit Co. 4.375% 2023	15,475	15,976
Ford Motor Credit Co. 3.664% 2024	10,000	9,762
Ford Motor Credit Co. 4.134% 2025	21,355	21,425
Ford Motor Credit Co. 4.389% 2026	13,000	13,182
General Motors Co. 6.60% 2036	11,785	13,489
General Motors Financial Co. 2.35% 2019	18,000	17,792
General Motors Financial Co. 2.40% 2019	20,435	20,384
General Motors Financial Co. 3.50% 2019	4,685	4,771
General Motors Financial Co. 3.70% 2020	42,325	43,061
General Motors Financial Co. 3.20% 2021	23,600	23,407
General Motors Financial Co. 4.20% 2021	23,000	23,669
General Motors Financial Co. 4.375% 2021	5,500	5,706
General Motors Financial Co. 3.45% 2022	52,100	51,532
General Motors Financial Co. 3.70% 2023	28,200	27,757
General Motors Financial Co. 4.30% 2025	18,175	18,038
General Motors Financial Co. 4.00% 2026	17,545	16,890
Home Depot, Inc. 2.00% 2021	18,000	17,852
Home Depot, Inc. 4.40% 2021	15,000	16,260
Home Depot, Inc. 2.125% 2026	25,000	23,054
Home Depot, Inc. 5.95% 2041	7,500	9,538
Home Depot, Inc. 4.25% 2046	19,800	20,796
Home Depot, Inc. 3.50% 2056	19,215	16,829
Hyundai Capital America 2.00% 2019[4]	11,960	11,870
Hyundai Capital America 2.45% 2021[4]	33,000	32,251
Lowe’s Companies, Inc. 2.50% 2026	23,310	22,131
McDonald’s Corp. 3.70% 2026	17,905	18,238
NBC Universal Enterprise, Inc. 5.25% 2049[4]	475	500
Newell Rubbermaid Inc. 3.15% 2021	43,135	43,904
Newell Rubbermaid Inc. 3.85% 2023	31,830	33,028
Newell Rubbermaid Inc. 4.20% 2026	58,710	61,265
Newell Rubbermaid Inc. 5.50% 2046	10,800	12,404
NIKE, Inc. 2.375% 2026	25,500	24,052
NIKE, Inc. 3.375% 2046	20,500	18,521
Nordstrom, Inc. 4.00% 2021	6,245	6,540
Starbucks Corp. 2.10% 2021	1,395	1,390
Thomson Reuters Corp. 1.65% 2017	4,965	4,971
Thomson Reuters Corp. 6.50% 2018	20,815	22,236
Thomson Reuters Corp. 4.30% 2023	4,500	4,710
Thomson Reuters Corp. 3.35% 2026	12,410	12,062
Thomson Reuters Corp. 5.65% 2043	2,000	2,207
Time Warner Cable Inc. 6.75% 2018	20,000	21,357
American Balanced Fund — Page 11 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Time Warner Inc. 3.80% 2027	$6,045	$6,004
Toyota Motor Credit Corp. 2.15% 2020	18,500	18,463
Toyota Motor Credit Corp. 2.25% 2023	30,985	29,862
Volkswagen International Finance NV 2.375% 2017[4]	16,000	16,043
		1,610,061
Energy 1.58%
Anadarko Petroleum Corp. 4.85% 2021	24,635	26,418
Anadarko Petroleum Corp. 5.55% 2026	13,895	15,560
Anadarko Petroleum Corp. 6.45% 2036	685	816
Anadarko Petroleum Corp. 6.60% 2046	16,735	20,677
APT Pipelines Ltd. 4.20% 2025[4]	27,300	27,229
Canadian Natural Resources Ltd. 5.70% 2017	11,925	12,103
Canadian Natural Resources Ltd. 3.80% 2024	1,720	1,715
Cenovus Energy Inc. 3.00% 2022	2,000	1,934
Cenovus Energy Inc. 3.80% 2023	20,710	20,222
Chevron Corp. 2.10% 2021	32,000	31,717
Chevron Corp. 2.566% 2023	13,000	12,813
Chevron Corp. 3.326% 2025	8,700	8,865
Chevron Corp. 2.954% 2026	6,700	6,589
ConocoPhillips 4.20% 2021	34,295	36,434
ConocoPhillips 4.95% 2026	18,000	19,882
Devon Energy Corp. 5.00% 2045	17,340	17,066
Diamond Offshore Drilling, Inc. 4.875% 2043	26,725	19,117
Enbridge Energy Partners, LP 9.875% 2019	11,250	12,787
Enbridge Energy Partners, LP 4.375% 2020	15,730	16,424
Enbridge Energy Partners, LP 4.20% 2021	300	312
Enbridge Energy Partners, LP 5.875% 2025	48,445	54,037
Enbridge Energy Partners, LP 5.50% 2040	15,000	14,921
Enbridge Energy Partners, LP 7.375% 2045	19,575	24,321
Enbridge Energy Partners, LP, Series B, 6.50% 2018	17,370	18,281
Enbridge Energy Partners, LP, Series B, 7.50% 2038	12,250	14,671
Enbridge Inc. 5.60% 2017	10,000	10,103
Enbridge Inc. 4.00% 2023	37,535	38,120
Enbridge Inc. 3.50% 2024	990	965
Enbridge Inc. 4.25% 2026	12,235	12,534
Enbridge Inc. 5.50% 2046	21,595	23,254
Energy Transfer Partners, LP 4.15% 2020	11,500	11,910
Energy Transfer Partners, LP 4.75% 2026	16,100	16,653
Energy Transfer Partners, LP 6.125% 2045	14,990	15,976
EnLink Midstream Partners, LP 4.40% 2024	16,245	16,148
EnLink Midstream Partners, LP 4.15% 2025	37,740	36,650
EnLink Midstream Partners, LP 4.85% 2026	25,000	25,231
EnLink Midstream Partners, LP 5.05% 2045	9,405	8,541
Enterprise Products Operating LLC 5.20% 2020	6,355	6,940
Enterprise Products Operating LLC 2.85% 2021	21,135	21,299
Enterprise Products Operating LLC 3.90% 2024	16,545	17,071
Enterprise Products Operating LLC 3.95% 2027	550	564
Enterprise Products Operating LLC 4.90% 2046	8,405	8,645
EOG Resources, Inc. 4.15% 2026	10,220	10,700
Exxon Mobil Corp. 2.222% 2021	18,000	18,006
Exxon Mobil Corp. 2.726% 2023	12,000	12,039
Halliburton Co. 3.80% 2025	44,890	45,626
Halliburton Co. 5.00% 2045	32,870	35,718
American Balanced Fund — Page 12 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Kinder Morgan Energy Partners, LP 6.00% 2017	$18,000	$18,055
Kinder Morgan Energy Partners, LP 2.65% 2019	20,000	20,108
Kinder Morgan Energy Partners, LP 9.00% 2019	4,395	4,950
Kinder Morgan Energy Partners, LP 3.50% 2021	3,980	4,041
Kinder Morgan Energy Partners, LP 4.15% 2022	12,855	13,193
Kinder Morgan Energy Partners, LP 4.25% 2024	10,545	10,796
Kinder Morgan Energy Partners, LP 5.40% 2044	13,135	13,116
Kinder Morgan Energy Partners, LP 5.50% 2044	4,571	4,668
Kinder Morgan Finance Co. 5.05% 2046	13,241	13,132
Kinder Morgan, Inc. 3.05% 2019	17,150	17,400
Kinder Morgan, Inc. 4.30% 2025	19,285	19,864
Kinder Morgan, Inc. 5.30% 2034	8,205	8,339
Kinder Morgan, Inc. 5.55% 2045	11,835	12,470
Noble Corp. PLC 7.20% 2025	8,745	8,242
Petróleos Mexicanos 5.50% 2021	9,500	9,785
Petróleos Mexicanos 6.375% 2021[4]	12,110	12,927
Petróleos Mexicanos 5.375% 2022[4]	16,135	16,542
Petróleos Mexicanos 3.50% 2023	22,000	20,251
Petróleos Mexicanos 4.625% 2023[4]	10,000	9,753
Petróleos Mexicanos 6.875% 2026[4]	11,350	12,003
Petróleos Mexicanos 6.50% 2027[4]	21,055	21,745
Petróleos Mexicanos 5.50% 2044	2,173	1,819
Petróleos Mexicanos 5.625% 2046	25,290	21,086
Petróleos Mexicanos 6.75% 2047[4]	29,952	28,374
Phillips 66 Partners LP 3.605% 2025	5,380	5,271
Phillips 66 Partners LP 3.55% 2026	3,350	3,244
Phillips 66 Partners LP 4.90% 2046	20,100	19,339
Pioneer Natural Resources Co. 3.45% 2021	11,530	11,784
Pioneer Natural Resources Co. 4.45% 2026	6,370	6,765
Royal Dutch Shell PLC 1.75% 2021	31,065	30,179
Royal Dutch Shell PLC 3.75% 2046	31,750	29,228
Schlumberger BV 3.00% 2020[4]	14,535	14,839
Schlumberger BV 3.625% 2022[4]	29,365	30,426
Schlumberger BV 4.00% 2025[4]	25,565	26,785
Shell International Finance BV 2.25% 2020	49,450	49,370
Shell International Finance BV 1.875% 2021	46,355	45,310
Shell International Finance BV 2.875% 2026	11,500	11,115
Spectra Energy Partners, LP 4.75% 2024	7,030	7,466
Spectra Energy Partners, LP 3.375% 2026	6,160	5,895
Spectra Energy Partners, LP 4.50% 2045	6,765	6,445
Statoil ASA 3.125% 2017	16,500	16,689
Statoil ASA 2.75% 2021	5,395	5,447
Statoil ASA 3.25% 2024	1,690	1,713
Statoil ASA 4.25% 2041	6,000	5,991
TC PipeLines, LP 4.375% 2025	7,880	7,947
TransCanada PipeLines Ltd. 5.00% 2043	12,000	13,335
TransCanada PipeLines Ltd., junior subordinated 5.625% 2075	6,410	6,490
Western Gas Partners LP 3.95% 2025	3,730	3,680
Western Gas Partners LP 4.65% 2026	7,045	7,298
Williams Partners LP 4.50% 2023	12,400	12,742
Williams Partners LP 4.30% 2024	16,170	16,335
Williams Partners LP 3.90% 2025	12,000	11,774
Williams Partners LP 4.00% 2025	4,800	4,748
American Balanced Fund — Page 13 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Williams Partners LP 5.10% 2045	$13,795	$13,136
Woodside Petroleum Ltd. 3.65% 2025[4]	12,400	12,119
		1,593,168
Utilities 0.91%
Ameren Corp. 3.65% 2026	1,410	1,418
American Electric Power Co., Inc. 2.95% 2022	13,694	13,783
American Electric Power Co., Inc. 2.75% 2026	5,690	5,372
Berkshire Hathaway Energy Co. 2.40% 2020	13,643	13,682
CMS Energy Corp. 8.75% 2019	5,797	6,695
CMS Energy Corp. 5.05% 2022	9,215	10,096
CMS Energy Corp. 3.875% 2024	14,310	14,889
CMS Energy Corp. 3.60% 2025	1,595	1,615
Comision Federal de Electricidad 4.75% 2027[4]	10,725	10,323
Commonwealth Edison Company 2.55% 2026	16,785	15,987
Commonwealth Edison Company 4.35% 2045	8,345	8,731
Consumers Energy Co. 3.375% 2023	1,435	1,480
Consumers Energy Co. 3.125% 2024	10,520	10,595
Consumers Energy Co. 3.25% 2046	10,635	9,393
Dominion Resources, Inc. 1.875% 2018[4]	25,000	24,965
Dominion Resources, Inc. 1.60% 2019	3,660	3,605
Dominion Resources, Inc. 2.962% 2019	11,040	11,179
Dominion Resources, Inc. 2.00% 2021	13,335	12,934
Dominion Resources, Inc. 4.104% 2021	26,180	27,275
Duke Energy Carolinas, Inc. 2.50% 2023	2,700	2,675
Duke Energy Corp. 1.80% 2021	10,635	10,246
Duke Energy Corp. 3.75% 2024	24,295	25,064
Duke Energy Corp. 2.65% 2026	10,250	9,572
Duke Energy Corp. 3.75% 2046	10,250	9,247
Duke Energy Progress Inc. 4.15% 2044	26,190	26,031
Duke Energy Progress Inc. 3.70% 2046	29,270	27,729
E.ON International Finance BV 5.80% 2018[4]	24,450	25,648
Electricité de France SA 2.35% 2020[4]	4,600	4,555
Electricité de France SA 6.95% 2039[4]	9,000	11,301
Emera Inc. 6.75% 2076	11,600	12,470
Emera US Finance LP 2.15% 2019[4]	9,165	9,151
Emera US Finance LP 2.70% 2021[4]	11,940	11,820
Emera US Finance LP 3.55% 2026[4]	17,715	17,424
Enersis Américas SA 4.00% 2026	4,330	4,141
Entergy Corp. 2.95% 2026	24,040	22,501
Eversource Energy 2.50% 2021	10,200	10,129
Eversource Energy 2.70% 2026	4,085	3,925
Exelon Corp. 2.85% 2020	15,000	15,164
Exelon Corp. 3.40% 2026	2,840	2,788
Exelon Corp. 4.45% 2046	12,640	12,399
MidAmerican Energy Co. 2.40% 2019	5,500	5,567
MidAmerican Energy Holdings Co. 5.75% 2018	15,300	16,074
MidAmerican Energy Holdings Co. 3.75% 2023	20,000	20,922
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	8,450	9,745
National Rural Utilities Cooperative Finance Corp. 2.15% 2019	18,000	18,137
National Rural Utilities Cooperative Finance Corp. 2.00% 2020	14,460	14,353
National Rural Utilities Cooperative Finance Corp. 2.30% 2020	13,625	13,540
National Rural Utilities Cooperative Finance Corp. 2.70% 2023	5,400	5,364
National Rural Utilities Cooperative Finance Corp. 3.25% 2025	15,500	15,716
American Balanced Fund — Page 14 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Niagara Mohawk Power Corp. 3.508% 2024[4]	$6,375	$6,492
Northeast Utilities 1.60% 2018	10,000	9,979
Northeast Utilities 3.15% 2025	8,845	8,737
Northern States Power Co. 4.125% 2044	18,000	18,309
NV Energy, Inc 6.25% 2020	10,168	11,532
Ohio Power Co., Series G, 6.60% 2033	165	203
Pacific Gas and Electric Co. 3.25% 2023	6,742	6,881
Pacific Gas and Electric Co. 3.85% 2023	21,430	22,617
Pacific Gas and Electric Co. 3.40% 2024	3,369	3,444
Pacific Gas and Electric Co. 3.75% 2024	20,000	20,841
Pacific Gas and Electric Co. 2.95% 2026	11,205	10,984
Pacific Gas and Electric Co. 4.75% 2044	4,930	5,421
Pacific Gas and Electric Co. 4.30% 2045	3,170	3,249
PacifiCorp. 3.35% 2025	7,800	7,914
PacifiCorp., First Mortgage Bonds, 5.65% 2018	2,465	2,612
PacifiCorp., First Mortgage Bonds, 3.60% 2024	18,405	19,138
PG&E Corp. 2.40% 2019	9,380	9,418
Public Service Electric and Gas Co., 1.90% 2021	6,810	6,687
Public Service Electric and Gas Co., 2.375% 2023	2,075	2,028
Public Service Electric and Gas Co., 3.05% 2024	13,425	13,527
Public Service Enterprise Group Inc. 2.00% 2021	7,985	7,733
Public Service Enterprise Group Inc. 2.25% 2026	3,875	3,595
Puget Energy, Inc. 6.50% 2020	5,750	6,483
Puget Energy, Inc. 6.00% 2021	13,200	14,785
Puget Energy, Inc. 5.625% 2022	14,950	16,557
Puget Energy, Inc. 3.65% 2025	9,400	9,268
Sierra Pacific Power Co. 2.60% 2026	8,000	7,652
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	14,000	14,329
Southern California Edison Co. 1.845% 2022[8]	12,120	11,921
Tampa Electric Co. 4.35% 2044	11,410	11,437
Teco Finance, Inc. 5.15% 2020	5,627	5,976
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[4,8]	801	818
Virginia Electric and Power Co., Series B, 5.95% 2017	8,000	8,244
Xcel Energy Inc. 4.70% 2020	4,845	5,153
Xcel Energy Inc. 2.60% 2022	5,590	5,568
Xcel Energy Inc. 3.30% 2025	5,795	5,800
		922,747
Consumer staples 0.77%
Altria Group, Inc. 9.25% 2019	5,067	5,980
Altria Group, Inc. 2.625% 2020	14,760	14,931
Altria Group, Inc. 2.95% 2023	12,000	11,997
Altria Group, Inc. 4.00% 2024	7,400	7,822
Altria Group, Inc. 2.625% 2026	18,585	17,610
Altria Group, Inc. 9.95% 2038	13,500	22,952
Altria Group, Inc. 4.50% 2043	13,700	13,951
Altria Group, Inc. 5.375% 2044	6,825	7,899
Altria Group, Inc. 3.875% 2046	12,970	11,996
Anheuser-Busch InBev NV 2.20% 2018	18,700	18,830
Anheuser-Busch InBev NV 7.75% 2019	20,000	22,280
Anheuser-Busch InBev NV 3.30% 2023	22,345	22,748
Anheuser-Busch InBev NV 3.65% 2026	11,385	11,562
British American Tobacco International Finance PLC 2.125% 2017[4]	16,000	16,045
British American Tobacco International Finance PLC 3.50% 2022[4]	17,905	18,346
American Balanced Fund — Page 15 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
British American Tobacco International Finance PLC 3.95% 2025[4]	$16,500	$17,084
Imperial Tobacco Finance PLC 2.05% 2018[4]	16,000	16,017
Imperial Tobacco Finance PLC 3.50% 2023[4]	17,000	17,149
Kraft Foods Inc. 2.25% 2017	4,725	4,740
Kraft Foods Inc. 3.50% 2022	23,285	23,695
Kraft Heinz Co. 4.375% 2046	23,475	22,134
Kroger Co. 2.60% 2021	6,100	6,088
Kroger Co. 3.50% 2026	16,135	16,218
Mead Johnson Nutrition Co. 3.00% 2020	6,525	6,608
Mead Johnson Nutrition Co. 4.125% 2025	3,355	3,432
Molson Coors Brewing Co. 1.45% 2019	7,465	7,356
Molson Coors Brewing Co. 2.10% 2021	11,385	11,090
Molson Coors Brewing Co. 3.00% 2026	17,755	16,793
Molson Coors Brewing Co. 4.20% 2046	10,475	9,786
PepsiCo, Inc. 1.35% 2019	13,215	13,113
Pernod Ricard SA 2.95% 2017[4]	35,500	35,519
Pernod Ricard SA 4.45% 2022[4]	9,600	10,187
Philip Morris International Inc. 1.875% 2021	25,020	24,481
Philip Morris International Inc. 3.25% 2024	10,000	10,066
Philip Morris International Inc. 3.375% 2025	27,395	27,846
Philip Morris International Inc. 4.25% 2044	6,000	5,927
Procter & Gamble Co. 1.70% 2021	8,270	8,126
Procter & Gamble Co. 2.45% 2026	15,000	14,370
Reynolds American Inc. 2.30% 2018	5,900	5,939
Reynolds American Inc. 3.25% 2022	11,420	11,386
Reynolds American Inc. 4.00% 2022	6,695	7,004
Reynolds American Inc. 4.85% 2023	12,000	13,038
Reynolds American Inc. 4.45% 2025	34,365	36,300
Reynolds American Inc. 5.70% 2035	1,555	1,788
Reynolds American Inc. 6.15% 2043	1,975	2,387
Reynolds American Inc. 5.85% 2045	32,595	38,669
The JM Smucker Co. 3.00% 2022	4,985	5,034
The JM Smucker Co. 3.50% 2025	5,775	5,826
Walgreens Boots Alliance, Inc. 2.60% 2021	23,146	23,004
Walgreens Boots Alliance, Inc. 3.30% 2021	20,000	20,379
Walgreens Boots Alliance, Inc. 3.45% 2026	17,660	17,344
Wal-Mart Stores, Inc. 3.30% 2024	12,295	12,640
WM. Wrigley Jr. Co 3.375% 2020[4]	22,500	23,132
		776,644
Real estate 0.62%
Alexandria Real Estate Equities, Inc. 4.30% 2026	15,720	16,164
American Campus Communities, Inc. 3.35% 2020	16,070	16,338
American Campus Communities, Inc. 3.75% 2023	7,915	7,989
American Campus Communities, Inc. 4.125% 2024	14,235	14,601
American Tower Corp. 3.40% 2019	13,550	13,849
AvalonBay Communities, Inc. 3.625% 2020	15,000	15,573
Boston Properties, Inc. 3.70% 2018	20,000	20,605
Brandywine Operating Partnership, LP 3.95% 2023	1,639	1,633
Corporate Office Properties LP 3.60% 2023	12,100	11,647
Corporate Office Properties LP 5.25% 2024	30,030	31,298
Corporate Office Properties LP 5.00% 2025	6,735	6,883
DDR Corp. 3.50% 2021	7,000	7,107
DDR Corp. 3.625% 2025	15,075	14,590
American Balanced Fund — Page 16 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Real estate (continued)	Principal amount (000)	Value (000)
DDR Corp. 4.25% 2026	$7,370	$7,415
Developers Diversified Realty Corp. 7.875% 2020	6,365	7,413
EPR Properties 4.50% 2025	4,460	4,408
EPR Properties 4.75% 2026	43,650	43,246
ERP Operating LP 4.75% 2020	12,000	12,913
Essex Portfolio L.P. 3.875% 2024	21,515	21,912
Essex Portfolio L.P. 3.50% 2025	21,965	21,644
Essex Portfolio L.P. 3.375% 2026	2,395	2,317
HCP, Inc. 5.375% 2021	15,000	16,388
Hospitality Properties Trust 6.70% 2018	23,400	23,994
Hospitality Properties Trust 4.25% 2021	30,925	31,998
Hospitality Properties Trust 5.00% 2022	4,350	4,593
Hospitality Properties Trust 4.50% 2023	11,630	11,599
Kimco Realty Corp. 3.40% 2022	15,690	15,925
Kimco Realty Corp. 3.125% 2023	11,705	11,593
Kimco Realty Corp. 2.70% 2024	9,275	8,878
Kimco Realty Corp. 2.80% 2026	10,000	9,312
Prologis, Inc. 4.25% 2023	20,000	21,239
Scentre Group 2.375% 2019[4]	14,845	14,836
Scentre Group 2.375% 2021[4]	20,430	20,093
Scentre Group 3.25% 2025[4]	11,492	11,100
Scentre Group 3.50% 2025[4]	20,415	20,154
Select Income REIT 3.60% 2020	8,000	8,016
Simon Property Group, LP 1.50% 2018[4]	13,825	13,819
Simon Property Group, LP 3.30% 2026	14,600	14,524
WEA Finance LLC 2.70% 2019[4]	5,395	5,458
WEA Finance LLC 3.25% 2020[4]	32,500	33,067
WEA Finance LLC 3.75% 2024[4]	22,800	23,056
Weingarten Realty Investors 3.25% 2026	1,645	1,553
		620,740
Telecommunication services 0.52%
AT&T Inc. 1.418% 2017[7]	8,000	8,005
AT&T Inc. 2.80% 2021	54,500	54,075
AT&T Inc. 3.00% 2022	30,000	29,454
AT&T Inc. 3.60% 2023	18,400	18,562
AT&T Inc. 4.125% 2026	25,100	25,428
AT&T Inc. 4.50% 2035	7,000	6,774
AT&T Inc. 4.35% 2045	9,691	8,652
AT&T Inc. 4.75% 2046	2,426	2,303
AT&T Inc. 4.50% 2048	6,000	5,431
British Telecommunications PLC 2.35% 2019	13,285	13,364
Deutsche Telekom International Finance BV 1.95% 2021[4]	10,000	9,637
Deutsche Telekom International Finance BV 2.485% 2023[4]	20,900	19,971
Deutsche Telekom International Finance BV 9.25% 2032	9,993	15,433
France Télécom 4.125% 2021	20,000	21,122
France Télécom 9.00% 2031	1,690	2,543
Orange SA 1.625% 2019	20,000	19,705
Orange SA 2.75% 2019	14,870	15,069
Orange SA 5.50% 2044	14,000	16,110
SoftBank Group Corp. 3.36% 2023[4,8]	15,000	15,031
Telefónica Emisiones, SAU 3.192% 2018	15,000	15,218
Verizon Communications Inc. 1.375% 2019	20,430	20,116
Verizon Communications Inc. 1.75% 2021	9,545	9,158
American Balanced Fund — Page 17 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
Verizon Communications Inc. 3.00% 2021	$5,674	$5,718
Verizon Communications Inc. 2.625% 2026	40,000	36,843
Verizon Communications Inc. 4.272% 2036	64,568	61,899
Verizon Communications Inc. 6.25% 2037	20,000	23,748
Verizon Communications Inc. 4.125% 2046	52,864	47,942
		527,311
Information technology 0.52%
Alphabet Inc. 1.998% 2026	51,000	46,797
Apple Inc. 1.55% 2021	43,665	42,204
Apple Inc. 2.25% 2021	23,000	22,998
Cisco Systems, Inc. 1.85% 2021	30,025	29,303
Cisco Systems, Inc. 2.20% 2023	10,000	9,617
Cisco Systems, Inc. 2.50% 2026	10,000	9,508
Dell Inc. 4.42% 2021[4]	50,695	52,464
Harris Corp. 3.832% 2025	6,615	6,723
Harris Corp. 4.854% 2035	8,245	8,676
Intel Corp. 3.70% 2025	22,000	23,199
Intel Corp. 4.90% 2045	14,540	16,272
KLA-Tencor Corp. 4.65% 2024	10,000	10,591
Microsoft Corp. 1.55% 2021	51,435	49,873
Microsoft Corp. 2.40% 2026	27,000	25,515
Microsoft Corp. 4.20% 2035	18,000	18,948
Microsoft Corp. 3.70% 2046	15,000	14,128
Oracle Corp. 2.375% 2019	17,500	17,736
Oracle Corp. 2.80% 2021	6,100	6,216
Oracle Corp. 2.65% 2026	31,000	29,418
Visa Inc. 2.80% 2022	23,000	23,098
Visa Inc. 3.15% 2025	49,000	49,203
Visa Inc. 4.30% 2045	10,000	10,560
		523,047
Industrials 0.45%
3M Co. 1.625% 2021	15,000	14,613
3M Co. 2.25% 2026	10,000	9,384
3M Co. 3.125% 2046	10,000	8,917
American Airlines, Inc., Series 2013-2, Class A, 4.95% 2024[8]	9,323	9,953
Canadian National Railway Co. 3.20% 2046	17,110	15,045
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[8]	1,235	1,253
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[8]	724	730
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[8]	4,495	4,704
Continental Airlines, Inc., Series 2001-1, Class A1, 6.703% 2022[8]	1,521	1,628
ERAC USA Finance Co. 2.80% 2018[4]	9,900	10,027
ERAC USA Finance Co. 2.70% 2023[4]	25,500	24,506
FedEx Corp. 4.75% 2045	65,685	68,163
Fortive Corp. 1.80% 2019[4]	8,000	7,953
Fortive Corp. 2.35% 2021[4]	6,505	6,419
General Electric Capital Corp. 2.342% 2020	18,286	18,254
General Electric Capital Corp., Series A, 6.00% 2019	2,577	2,847
General Electric Co. 2.70% 2022	11,000	10,994
General Electric Co. 4.125% 2042	11,000	11,157
General Electric Corp. 5.25% 2017	11,000	11,396
Honeywell International Inc. 1.85% 2021	17,905	17,492
Honeywell International Inc. 2.50% 2026	20,000	18,965
American Balanced Fund — Page 18 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Johnson Controls, Inc. 1.40% 2017	$10,000	$10,017
Lockheed Martin Corp. 3.10% 2023	4,710	4,763
Lockheed Martin Corp. 3.55% 2026	48,050	49,118
Lockheed Martin Corp. 4.70% 2046	11,490	12,524
Roper Technologies, Inc. 2.80% 2021	9,660	9,657
Roper Technologies, Inc. 3.80% 2026	8,325	8,394
Siemens AG 1.70% 2021[4]	25,500	24,491
Southwest Airlines Co. 2.75% 2019	6,255	6,371
Union Pacific Corp. 5.70% 2018	11,150	11,871
United Technologies Corp. 3.10% 2022	30,000	30,825
Waste Management, Inc. 2.90% 2022	15,000	15,081
		457,512
Materials 0.16%
BHP Billiton Finance Ltd. 6.25% 2075[4]	3,175	3,450
BHP Billiton Finance Ltd. 6.75% 2075[4]	12,825	14,428
Chevron Phillips Chemical Company LLC 2.45% 2020[4]	16,880	16,762
CRH America, Inc. 3.875% 2025[4]	7,700	7,844
Eastman Chemical Co. 2.70% 2020	21,000	21,127
Eastman Chemical Co. 3.80% 2025	7,405	7,471
Ecolab Inc. 4.35% 2021	1,000	1,081
Ecolab Inc. 5.50% 2041	1,500	1,767
Georgia-Pacific Corp. 2.539% 2019[4]	21,000	21,188
Holcim Ltd. 5.15% 2023[4]	12,500	13,560
International Paper Co. 7.30% 2039	6,425	8,200
Monsanto Co. 4.40% 2044	13,090	12,676
Praxair, Inc. 1.05% 2017	16,000	15,978
Praxair, Inc. 2.25% 2020	12,034	12,004
Rohm and Haas Co. 6.00% 2017	5,003	5,160
		162,696
Total corporate bonds & notes		11,939,580
Mortgage-backed obligations 6.24%
Aventura Mall Trust, Series A, 3.743% 2032[4,7,8]	9,200	9,674
Banc of America Commercial Mortgage Inc., Series 2006-3, Class A4, 5.889% 2044[7,8]	92	91
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A4, 5.548% 2049[7,8]	5,780	5,813
Banc of America Commercial Mortgage Inc., Series 2007-2, Class AM, 5.648% 2049[7,8]	4,100	4,112
Banc of America Commercial Mortgage Inc., Series 2007-4, Class AM, 5.814% 2051[7,8]	1,250	1,273
Banc of America Commercial Mortgage Inc., Series 2008-1, Class A4, 6.235% 2051[7,8]	20,155	20,679
Bank of Nova Scotia 1.75% 2017[4,8]	65,625	65,703
Bank of Nova Scotia 2.125% 2019[8]	16,225	16,306
Barclays Bank PLC 2.25% 2017[4,8]	2,850	2,861
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A1A, 5.65% 2050[7,8]	1,436	1,463
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A4, 5.694% 2050[7,8]	8,103	8,244
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class AM, 6.084% 2050[7,8]	6,425	6,628
Bellemeade Re Ltd., Series 2015-1A, Class M1, 3.256% 2025[4,7,8]	1,353	1,359
Caisse Centrale Desjardins 1.60% 2017[4,8]	600	601
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6A1, 3.465% 2033[7,8]	1,832	1,853
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 2048[8]	3,370	3,395
Commercial Mortgage Trust, Series 2007-C9, Class A1A, 5.812% 2049[7,8]	806	816
Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 2050[8]	15,265	15,969
Commonwealth Bank of Australia 2.25% 2017[4,8]	675	676
Commonwealth Bank of Australia 1.875% 2018[4,8]	5,700	5,708
American Balanced Fund — Page 19 of 32

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Commonwealth Bank of Australia 2.00% 2019[4,8]	$23,500	$23,541
Connecticut Avenue Securities, Series 2013-C01, Class M1, 2.756% 2023[4,7,8]	338	341
Connecticut Avenue Securities, Series 2014-C01, Class M1, 2.356% 2024[4,7,8]	837	843
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 2034[4,8]	19,570	19,979
Credit Mutuel-CIC Home Loan SFH 1.50% 2017[4,8]	800	799
CS First Boston Mortgage Securities Corp., Series 2002-34, Class IA1, 7.50% 2032[8]	559	614
CS First Boston Mortgage Securities Corp., Series 2002-30, Class IA1, 7.50% 2032[8]	383	417
CS First Boston Mortgage Securities Corp., Series 2003-21, Class VA1, 6.50% 2033[8]	533	575
CS First Boston Mortgage Securities Corp., Series 2003-29, Class VA1, 7.00% 2033[8]	848	909
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 2034[8]	2,514	2,567
CS First Boston Mortgage Securities Corp., Series 2007-C3, Class A1A1, 5.687% 2039[7,8]	2,868	2,877
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 2040[7,8]	12,117	12,292
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 2048[8]	5,600	5,789
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.002% 2046[4,8]	9,500	10,307
DNB ASA 1.45% 2019[4,8]	925	924
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-A, 1.499% 2031[4,7,8]	8,992	8,999
Fannie Mae 11.00% 2018[8]	5	6
Fannie Mae 4.50% 2025[8]	3,610	3,822
Fannie Mae 4.50% 2025[8]	2,725	2,874
Fannie Mae 2.50% 2027[8]	24,175	24,245
Fannie Mae 2.50% 2027[8]	23,247	23,314
Fannie Mae 2.50% 2027[8]	1,577	1,582
Fannie Mae 2.50% 2027[8]	1,533	1,538
Fannie Mae 2.50% 2027[8]	1,209	1,212
Fannie Mae 2.50% 2027[8]	880	883
Fannie Mae 2.50% 2027[8]	772	774
Fannie Mae 2.50% 2027[8]	708	710
Fannie Mae 2.50% 2028[8]	18,682	18,737
Fannie Mae 2.50% 2028[8]	4,317	4,327
Fannie Mae 2.50% 2028[8]	2,384	2,389
Fannie Mae 2.50% 2028[8]	2,166	2,173
Fannie Mae 2.50% 2028[8]	1,902	1,907
Fannie Mae 2.50% 2028[8]	1,314	1,318
Fannie Mae 2.50% 2028[8]	781	783
Fannie Mae 2.50% 2028[8]	638	640
Fannie Mae 2.50% 2028[8]	324	325
Fannie Mae 2.50% 2031[8]	193,451	193,897
Fannie Mae 2.50% 2031[8]	65,150	65,300
Fannie Mae 2.50% 2032[8]	251,331	251,919
Fannie Mae 2.50% 2032[8]	177,474	177,883
Fannie Mae 2.50% 2032[8,9]	19,000	19,022
Fannie Mae 5.50% 2033[8]	2,787	3,124
Fannie Mae 5.50% 2033[8]	2,521	2,822
Fannie Mae 5.50% 2033[8]	278	312
Fannie Mae 4.50% 2034[8]	9,516	10,285
Fannie Mae 3.00% 2035[8]	34,714	35,171
Fannie Mae 3.50% 2035[8]	50,309	52,134
Fannie Mae 3.50% 2035[8]	39,685	41,227
Fannie Mae 3.50% 2035[8]	27,793	28,833
Fannie Mae 3.50% 2035[8]	27,712	28,787
Fannie Mae 3.50% 2035[8]	11,103	11,534
Fannie Mae 5.00% 2035[8]	1,011	1,108
Fannie Mae 5.50% 2035[8]	1,158	1,298
Fannie Mae 5.50% 2035[8]	641	725
American Balanced Fund — Page 20 of 32

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 6.50% 2035[8]	$2,583	$3,011
Fannie Mae 5.50% 2036[8]	236	265
Fannie Mae 5.50% 2036[8]	204	229
Fannie Mae 6.00% 2036[8]	733	826
Fannie Mae 6.00% 2037[8]	8,926	10,202
Fannie Mae 6.50% 2037[8]	1,724	1,977
Fannie Mae 6.50% 2037[8]	1,608	1,771
Fannie Mae 6.50% 2037[8]	874	961
Fannie Mae 7.00% 2037[8]	405	444
Fannie Mae 7.00% 2037[8]	393	431
Fannie Mae 7.00% 2037[8]	166	183
Fannie Mae 5.50% 2038[8]	487	544
Fannie Mae 6.50% 2038[8]	2,460	2,820
Fannie Mae 5.50% 2039[8]	77	87
Fannie Mae 6.00% 2039[8]	12,252	13,871
Fannie Mae 4.00% 2040[8]	3,482	3,689
Fannie Mae 4.50% 2040[8]	14,716	15,862
Fannie Mae 4.50% 2040[8]	12,276	13,236
Fannie Mae 4.50% 2040[8]	9,666	10,419
Fannie Mae 5.00% 2040[8]	11,021	12,034
Fannie Mae 5.00% 2040[8]	2,600	2,855
Fannie Mae 5.00% 2040[8]	1,473	1,610
Fannie Mae 5.00% 2040[8]	1,114	1,218
Fannie Mae 4.00% 2041[8]	11,806	12,498
Fannie Mae 4.00% 2041[8]	9,174	9,712
Fannie Mae 4.00% 2041[8]	8,550	9,005
Fannie Mae 4.00% 2041[8]	5,425	5,747
Fannie Mae 4.00% 2041[8]	3,288	3,475
Fannie Mae 4.00% 2041[8]	2,617	2,772
Fannie Mae 4.00% 2041[8]	1,755	1,860
Fannie Mae 4.50% 2041[8]	7,704	8,310
Fannie Mae 5.00% 2041[8]	2,318	2,536
Fannie Mae 5.00% 2041[8]	1,786	1,955
Fannie Mae 5.00% 2041[8]	1,607	1,756
Fannie Mae 5.00% 2041[8]	1,558	1,702
Fannie Mae 5.00% 2041[8]	1,407	1,539
Fannie Mae 5.00% 2041[8]	1,322	1,441
Fannie Mae 5.00% 2041[8]	1,122	1,228
Fannie Mae 5.00% 2041[8]	813	890
Fannie Mae 5.00% 2041[8]	579	636
Fannie Mae 5.00% 2041[8]	515	564
Fannie Mae 5.00% 2041[8]	429	469
Fannie Mae 5.00% 2041[8]	287	314
Fannie Mae 5.00% 2041[8]	235	256
Fannie Mae 5.00% 2041[8]	158	173
Fannie Mae 5.00% 2041[8]	140	153
Fannie Mae 5.00% 2041[8]	93	102
Fannie Mae 5.00% 2041[8]	39	42
Fannie Mae 5.00% 2041[8]	31	34
Fannie Mae 5.00% 2041[8]	26	28
Fannie Mae 3.50% 2042[8]	20,881	21,527
Fannie Mae 4.00% 2042[8]	26,535	28,113
Fannie Mae 4.00% 2042[8]	13,677	14,482
Fannie Mae 4.00% 2042[8]	9,254	9,811
Fannie Mae 4.00% 2042[8]	8,983	9,516
American Balanced Fund — Page 21 of 32

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.00% 2042[8]	$7,146	$7,566
Fannie Mae 4.00% 2042[8]	3,161	3,341
Fannie Mae 4.00% 2042[8]	2,195	2,321
Fannie Mae 5.00% 2042[8]	254	277
Fannie Mae 3.00% 2043[8]	30,068	30,048
Fannie Mae 3.00% 2043[8]	29,080	29,060
Fannie Mae 3.00% 2043[8]	17,450	17,438
Fannie Mae 3.00% 2043[8]	16,737	16,726
Fannie Mae 3.00% 2043[8]	16,430	16,419
Fannie Mae 3.00% 2043[8]	13,266	13,257
Fannie Mae 3.00% 2043[8]	13,259	13,246
Fannie Mae 3.00% 2043[8]	12,927	12,918
Fannie Mae 3.00% 2043[8]	10,961	10,954
Fannie Mae 3.00% 2043[8]	9,050	9,044
Fannie Mae 3.00% 2043[8]	6,874	6,870
Fannie Mae 3.00% 2043[8]	3,755	3,752
Fannie Mae 3.00% 2043[8]	3,736	3,733
Fannie Mae 3.00% 2043[8]	3,718	3,716
Fannie Mae 3.00% 2043[8]	3,588	3,585
Fannie Mae 3.50% 2043[8]	27,577	28,280
Fannie Mae 3.50% 2043[8]	18,958	19,537
Fannie Mae 3.50% 2043[8]	14,590	15,035
Fannie Mae 3.50% 2043[8]	5,462	5,629
Fannie Mae 3.50% 2043[8]	2,524	2,601
Fannie Mae 3.50% 2043[8]	1,667	1,718
Fannie Mae 4.00% 2043[8]	13,794	14,607
Fannie Mae 4.00% 2043[8]	8,379	8,869
Fannie Mae 4.00% 2043[8]	3,763	3,979
Fannie Mae 4.00% 2043[8]	2,645	2,804
Fannie Mae 4.00% 2043[8]	2,614	2,771
Fannie Mae 4.00% 2043[8]	889	943
Fannie Mae 4.00% 2043[8]	568	604
Fannie Mae 4.00% 2043[8]	511	541
Fannie Mae 4.00% 2043[8]	485	515
Fannie Mae 4.00% 2043[8]	430	457
Fannie Mae 4.00% 2043[8]	366	388
Fannie Mae 4.50% 2043[8]	15,560	16,768
Fannie Mae 3.50% 2044[8]	19,190	19,691
Fannie Mae 3.50% 2044[8]	16,787	17,211
Fannie Mae 3.50% 2044[8]	1,777	1,822
Fannie Mae 3.50% 2045[8]	21,956	22,585
Fannie Mae 4.00% 2045[8]	80,409	85,095
Fannie Mae 4.00% 2045[8]	74,165	78,483
Fannie Mae 4.00% 2045[8]	57,889	60,896
Fannie Mae 4.00% 2045[8]	41,325	43,735
Fannie Mae 4.00% 2045[8]	36,329	38,454
Fannie Mae 4.00% 2045[8]	24,478	25,910
Fannie Mae 4.00% 2045[8]	17,715	18,755
Fannie Mae 4.00% 2045[8]	14,257	14,995
Fannie Mae 3.00% 2046[8]	201,441	200,262
Fannie Mae 3.50% 2046[8]	76,888	78,857
Fannie Mae 3.50% 2046[8]	66,231	67,913
Fannie Mae 3.50% 2046[8]	35,000	35,939
Fannie Mae 3.50% 2046[8]	29,477	30,314
Fannie Mae 3.50% 2046[8]	11,625	11,924
American Balanced Fund — Page 22 of 32

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.00% 2046[8]	$121,626	$127,962
Fannie Mae 4.00% 2046[8]	39,227	41,279
Fannie Mae 4.00% 2046[8]	32,295	33,985
Fannie Mae 4.00% 2046[8]	5,021	5,312
Fannie Mae 4.00% 2046[8]	4,706	4,951
Fannie Mae 4.00% 2046[8]	4,283	4,507
Fannie Mae 4.00% 2046[8]	3,214	3,394
Fannie Mae 4.50% 2046[8]	4,990	5,379
Fannie Mae 4.50% 2046[8]	2,841	3,062
Fannie Mae 3.50% 2047[8,9]	75,000	76,828
Fannie Mae 4.00% 2047[8,9]	75,750	79,604
Fannie Mae 4.50% 2047[8,9]	14,750	15,862
Fannie Mae 4.50% 2047[8,9]	9,250	9,936
Fannie Mae 6.50% 2047[8]	192	213
Fannie Mae 6.50% 2047[8]	120	133
Fannie Mae 6.50% 2047[8]	80	89
Fannie Mae 7.00% 2047[8]	238	269
Fannie Mae 7.00% 2047[8]	128	145
Fannie Mae 7.00% 2047[8]	104	118
Fannie Mae 7.00% 2047[8]	88	100
Fannie Mae 7.00% 2047[8]	11	12
Fannie Mae, Series 2014-M6, Class FA, multifamily 0.823% 2017[7,8]	1,809	1,810
Fannie Mae, Series 2012-M8, multifamily 1.52% 2019[8]	8,564	8,581
Fannie Mae, Series 2012-M9, Class A2, multifamily 2.482% 2022[8]	21,843	21,783
Fannie Mae, Series 2012-M5, Class A2, multifamily 2.715% 2022[8]	14,000	14,130
Fannie Mae, Series 2014-M1, Class A2, multifamily 3.251% 2023[7,8]	16,000	16,522
Fannie Mae, Series 2013-M14, Class A2, multifamily 3.329% 2023[7,8]	19,245	19,956
Fannie Mae, Series 2014-M2, Class A2, multifamily 3.513% 2023[7,8]	16,585	17,286
Fannie Mae, Series 2014-M9, multifamily 3.103% 2024[7,8]	16,865	17,117
Fannie Mae, Series 2014-M3, Class A2, multifamily 3.472% 2024[7,8]	18,000	18,795
Fannie Mae, Series 2001-4, Class NA, 9.653% 2025[7,8]	5	5
Fannie Mae, Series 2001-20, Class D, 11.010% 2031[7,8]	1	1
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036[8]	1,184	1,033
Fannie Mae, Series 2001-T10, Class A1, 7.00% 2041[8]	238	270
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[8]	151	170
Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[8]	304	351
Fannie Mae, Series 2002-W1, Class 2A, 6.181% 2042[7,8]	319	363
Freddie Mac 5.00% 2023[8]	2,380	2,535
Freddie Mac 5.00% 2023[8]	1,710	1,820
Freddie Mac 5.00% 2023[8]	1,087	1,157
Freddie Mac 5.00% 2023[8]	487	520
Freddie Mac 5.00% 2023[8]	477	508
Freddie Mac 5.00% 2023[8]	366	390
Freddie Mac 5.00% 2024[8]	3,100	3,317
Freddie Mac 6.50% 2027[8]	526	592
Freddie Mac 6.50% 2027[8]	283	321
Freddie Mac 6.50% 2027[8]	85	97
Freddie Mac 6.50% 2028[8]	338	382
Freddie Mac 3.00% 2031[8]	74,568	76,602
Freddie Mac 3.50% 2034[8]	55,458	57,496
Freddie Mac 3.00% 2035[8]	3,264	3,308
Freddie Mac 3.00% 2035[8]	3,192	3,244
Freddie Mac 3.50% 2035[8]	32,661	33,738
Freddie Mac 3.50% 2035[8]	31,949	33,003
Freddie Mac 3.50% 2035[8]	22,779	23,573
American Balanced Fund — Page 23 of 32

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 5.50% 2037[8]	$341	$380
Freddie Mac 5.50% 2037[8]	64	71
Freddie Mac 5.50% 2038[8]	206	229
Freddie Mac 5.50% 2038[8]	81	91
Freddie Mac 6.00% 2038[8]	1,403	1,589
Freddie Mac 6.00% 2038[8]	180	204
Freddie Mac 5.50% 2039[8]	323	360
Freddie Mac 3.302% 2040[7,8]	65	69
Freddie Mac 4.50% 2040[8]	11,141	11,990
Freddie Mac 4.50% 2040[8]	725	782
Freddie Mac 4.50% 2041[8]	1,899	2,050
Freddie Mac 4.50% 2041[8]	1,528	1,644
Freddie Mac 4.50% 2041[8]	663	714
Freddie Mac 4.50% 2041[8]	532	574
Freddie Mac 4.50% 2041[8]	114	123
Freddie Mac 4.50% 2041[8]	89	96
Freddie Mac 5.00% 2041[8]	614	674
Freddie Mac 3.50% 2042[8]	1,736	1,788
Freddie Mac 4.00% 2042[8]	14,966	15,815
Freddie Mac 3.50% 2043[8]	1,479	1,524
Freddie Mac 4.00% 2043[8]	2,233	2,359
Freddie Mac 4.00% 2043[8]	922	973
Freddie Mac 4.00% 2043[8]	868	919
Freddie Mac 4.00% 2043[8]	734	778
Freddie Mac 4.00% 2043[8]	438	465
Freddie Mac 3.50% 2044[8]	33,110	34,083
Freddie Mac 4.00% 2044[8]	6,816	7,214
Freddie Mac 3.50% 2045[8]	41,506	42,732
Freddie Mac 4.00% 2045[8]	84,967	89,851
Freddie Mac 4.00% 2045[8]	39,725	42,069
Freddie Mac 4.00% 2045[8]	23,326	24,704
Freddie Mac 4.00% 2045[8]	13,530	14,305
Freddie Mac 3.50% 2046[8]	272,336	279,025
Freddie Mac 3.50% 2046[8]	133,738	137,026
Freddie Mac 3.50% 2046[8]	121,881	124,904
Freddie Mac 3.50% 2046[8]	84,500	86,684
Freddie Mac 3.50% 2046[8]	44,622	45,728
Freddie Mac 4.00% 2046[8]	217,405	228,470
Freddie Mac 4.00% 2046[8]	105,124	110,476
Freddie Mac 4.00% 2046[8]	32,580	34,338
Freddie Mac 4.00% 2046[8]	27,714	29,116
Freddie Mac 4.00% 2046[8]	10,294	10,878
Freddie Mac 4.00% 2046[8]	2,344	2,477
Freddie Mac 4.50% 2046[8]	3,660	3,940
Freddie Mac 4.50% 2046[8]	2,860	3,078
Freddie Mac 4.00% 2047[8,9]	30,000	31,496
Freddie Mac, Series K716, Class A2, multifamily 3.13% 2021[8]	7,560	7,863
Freddie Mac, Series KS01, Class A1, multifamily 1.693% 2022[8]	2,353	2,331
Freddie Mac, Series K019, Class A2, multifamily 2.272% 2022[8]	16,000	15,941
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022[8]	16,555	16,560
Freddie Mac, Series K025, Class A2, multifamily 2.682% 2022[8]	15,904	16,118
Freddie Mac, Series K721, Class A2, multifamily 3.090% 2022[8]	23,000	23,752
Freddie Mac, Series 2013-DN2, Class M1, 2.206% 2023[7,8]	3,442	3,458
Freddie Mac, Series K723, Class A2, multifamily 2.454% 2023[8]	29,715	29,519
Freddie Mac, Series KS01, Class A2, multifamily 2.522% 2023[8]	1,075	1,079
American Balanced Fund — Page 24 of 32

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac, Series K034, Class A1, multifamily 2.669% 2023[8]	$7,156	$7,247
Freddie Mac, Series K036, Class A2, multifamily 3.527% 2023[7,8]	16,500	17,408
Freddie Mac, Series 2013-DN1, Class M1, 4.156% 2023[7,8]	4,812	4,895
Freddie Mac, Series 2014-DN1, Class M1, 1.756% 2024[7,8]	1,723	1,725
Freddie Mac, Series 2014-HQ2, Class M1, 2.206% 2024[7,8]	5,018	5,042
Freddie Mac, Series 2014-DN2, Class M2, 2.406% 2024[7,8]	10,212	10,299
Freddie Mac, Series 2014-HQ2, Class M2, 2.956% 2024[7,8]	21,320	21,805
Freddie Mac, Series K043, Class A2, multifamily 3.062% 2024[8]	36,400	37,169
Freddie Mac, Series 2014-DN4, Class M2, 3.156% 2024[7,8]	1,786	1,793
Freddie Mac, Series 2014-HQ1, Class M2, 3.256% 2024[7,8]	8,681	8,810
Freddie Mac, Series 2015-HQ2, Class M1, 1.856% 2025[7,8]	1,360	1,363
Freddie Mac, Series K056, Class A1, multifamily 2.20% 2025[8]	23,809	23,142
Freddie Mac, Series 2015-HQ2, Class M2, 2.706% 2025[7,8]	11,200	11,373
Freddie Mac, Series K044, Class A2, multifamily 2.811% 2025[8]	13,505	13,547
Freddie Mac, Series K047, Class A2, multifamily 3.329% 2025[8]	20,000	20,743
Freddie Mac, Series K050, Class A2, multifamily 3.334% 2025[7,8]	11,440	11,860
Freddie Mac, Series 2015-HQA2, Class M1, 1.906% 2028[7,8]	301	301
Freddie Mac, Series T-041, Class 3A, 1.776% 2032[7,8]	1,574	1,729
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[8]	2,992	2,605
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036[8]	2,022	1,782
Freddie Mac, Series 3318, Class JT, 5.50% 2037[8]	3,509	3,844
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class AM, 5.29% 2045[7,8]	2,701	2,698
Government National Mortgage Assn. 10.00% 2021[8]	67	73
Government National Mortgage Assn. 6.00% 2038[8]	8,038	9,066
Government National Mortgage Assn. 6.50% 2038[8]	4,145	4,741
Government National Mortgage Assn. 4.00% 2039[8]	1,756	1,864
Government National Mortgage Assn. 4.00% 2039[8]	1,536	1,630
Government National Mortgage Assn. 4.00% 2039[8]	959	1,018
Government National Mortgage Assn. 4.00% 2040[8]	13,245	14,249
Government National Mortgage Assn. 4.00% 2040[8]	9,609	10,270
Government National Mortgage Assn. 4.00% 2040[8]	3,014	3,211
Government National Mortgage Assn. 4.00% 2040[8]	2,902	3,122
Government National Mortgage Assn. 4.00% 2040[8]	2,612	2,797
Government National Mortgage Assn. 4.00% 2040[8]	1,417	1,507
Government National Mortgage Assn. 4.00% 2040[8]	1,406	1,498
Government National Mortgage Assn. 4.00% 2041[8]	20,097	21,416
Government National Mortgage Assn. 4.00% 2041[8]	2,582	2,752
Government National Mortgage Assn. 4.00% 2041[8]	1,475	1,571
Government National Mortgage Assn. 4.00% 2041[8]	316	337
Government National Mortgage Assn. 4.50% 2043[8]	2,641	2,822
Government National Mortgage Assn. 4.00% 2044[8]	196	208
Government National Mortgage Assn. 4.50% 2045[8]	79,582	85,027
Government National Mortgage Assn. 4.50% 2045[8]	72,907	77,896
Government National Mortgage Assn. 4.50% 2045[8]	48,077	51,361
Government National Mortgage Assn. 4.50% 2045[8]	35,795	38,244
Government National Mortgage Assn. 4.50% 2045[8]	34,271	36,616
Government National Mortgage Assn. 4.50% 2045[8]	20,782	22,204
Government National Mortgage Assn. 4.50% 2046[8]	17,723	18,946
Government National Mortgage Assn. 4.50% 2046[8]	2,266	2,421
Government National Mortgage Assn. 5.083% 2061[8]	1,229	1,284
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A1A, 5.704% 2049[8]	31,693	32,128
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A1A, 5.793% 2045[7,8]	2,794	2,822
GS Mortgage Securities Corp. II, Series 2015-GS1, Class AAB, 3.553% 2048[8]	5,000	5,189
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class AM, 5.372% 2047[8]	11,714	11,710
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A1A, 5.431% 2047[7,8]	1,387	1,387
American Balanced Fund — Page 25 of 32

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A1A, 5.439% 2049[8]	$1,314	$1,318
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A1A, 5.713% 2049[7,8]	34,375	34,613
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.713% 2049[7,8]	18,845	18,960
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A4, 5.716% 2051[8]	14,530	14,858
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A1A, 5.85% 2051[7,8]	11,871	12,005
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[4,8]	6,783	7,194
LB Commercial Mortgage Trust, Series 2007-C3, Class A1A, multifamily 5.873% 2044[7,8]	6,071	6,138
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A1A, 5.387% 2040[8]	29,908	29,994
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.43% 2040[8]	6,789	6,803
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class AM, 5.493% 2040[7,8]	2,675	2,697
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.114% 2040[7,8]	24,060	24,696
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM, 6.159% 2045[7,8]	11,575	11,953
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A4, 5.826% 2050[7,8]	7,442	7,505
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A3, 6.852% 2049[7,8]	9,221	9,334
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 2047[8]	4,000	4,135
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 2048[8]	3,380	3,414
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 2029[4,8]	14,570	15,060
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class AM, 5.406% 2044[8]	4,500	4,497
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A4, 5.902% 2049[7,8]	15,778	16,028
Mortgage Repurchase Agreement Financing Trust, Series 2016-3, Class A1, 1.664% 2018[1,4,7,8]	46,400	46,418
National Australia Bank 2.00% 2017[4,8]	500	502
National Australia Bank 1.25% 2018[4,8]	14,120	14,071
National Australia Bank 2.00% 2019[4,8]	4,925	4,939
Nationstar HECM Loan Trust, Series 2016-3A, Class A, 2.013% 2026[4,8]	4,565	4,581
Nationstar HECM Loan Trust, Series 2016-2A, Class A, 2.239% 2026[1,4,8]	6,278	6,300
Royal Bank of Canada 2.00% 2019[8]	3,550	3,574
Royal Bank of Canada 2.20% 2019[8]	37,700	37,905
Royal Bank of Canada 1.875% 2020[8]	18,000	17,907
Royal Bank of Canada 2.10% 2020[8]	5,000	4,978
Station Place Securitization Trust, Series 2016-1, Class A, 1.756% 2048[1,7,8]	16,000	16,000
Station Place Securitization Trust, Series 2016-3, Class A, 1.856% 2048[1,4,7,8]	39,000	39,000
Swedbank AB 1.375% 2018[4,8]	925	922
Towd Point Mortgage Trust, Series 2016-4, Class A1, 2.25% 2056[4,7,8]	7,992	7,927
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342% 2043[8]	3,677	3,673
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A5, 5.50% 2047[8]	10,000	10,052
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, 5.707% 2049[7,8]	30,864	31,053
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, 5.969% 2051[7,8]	17,000	17,207
Wells Fargo Mortgage-backed Securities Trust, Series 2005-AR10, Class IIA6, 3.010% 2035[7,8]	5,979	6,288
Westpac Banking Corp. 1.25% 2017[4,8]	800	798
Westpac Banking Corp. 1.375% 2018[4,8]	3,325	3,312
Westpac Banking Corp. 1.85% 2018[4,8]	8,300	8,308
Westpac Banking Corp. 2.00% 2019[4,8]	28,300	28,400
Westpac Banking Corp. 2.25% 2020[4,8]	12,500	12,502
Westpac Banking Corp. 2.00% 2021[4,8]	10,825	10,746
		6,308,810
Asset-backed obligations 1.14%
Aesop Funding LLC, Series 2013-2A, Class A, 2.97% 2020[4,8]	16,535	16,709
Aesop Funding LLC, Series 2015-1, Class A, 2.50% 2021[4,8]	55,500	55,078
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 2021[4,8]	18,500	18,433
Aesop Funding LLC, Series 2015-2A, Class A, 2.63% 2021[4,8]	11,665	11,524
Ally Master Owner Trust, Series 2014-4, Class A1, 1.104% 2019[7,8]	10,000	10,003
Ally Master Owner Trust, Series 2014-1, Class A1, 1.174% 2019[7,8]	6,985	6,986
Ally Master Owner Trust, Series 2014-1, Class A2, 1.29% 2019[8]	7,675	7,675
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43% 2020[8]	13,510	13,533
American Balanced Fund — Page 26 of 32

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
AmeriCredit Automobile Receivables Trust, Series 2012-4, Class C, 1.93% 2018[8]	$71	$71
AmeriCredit Automobile Receivables Trust, Series 2014-3, Class A3, 1.15% 2019[8]	3,284	3,283
AmeriCredit Automobile Receivables Trust, Series 2015-1, Class A3, 1.26% 2019[8]	7,461	7,453
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A3, 1.27% 2019[8]	5,959	5,959
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C, 2.89% 2022[8]	3,190	3,230
ARI Fleet Lease Trust, Series 2014-A, Class A2, 0.81% 2022[4,8]	205	205
Avant Loans Funding Trust, Series 2016-C, Class A, 2.96% 2019[4,8]	6,181	6,178
Avant Loans Funding Trust, Series 2016-B, Class A, 3.92% 2019[4,8]	658	660
Avant Loans Funding Trust, Series 2016-A, Class A, 4.11% 2019[4,8]	6,074	6,087
Bank of the West Auto Trust, Series 2014-1, Class A3, 1.09% 2019[4,8]	2,500	2,499
Cabela’s Master Credit Card Trust, Series 2016-1, Class A1, 1.78% 2022[8]	19,600	19,547
Capital One Multi-asset Execution Trust, Series 2014-A5, Class A, 1.48% 2020[8]	15,110	15,140
Carlyle Global Market Strategies Commodities Fund, Series 2015-1A, Class A, 2.131% 2020[1,4,7,8]	3,904	3,025
Carlyle Global Market Strategies Commodities Fund, Series 2014-1A, Class A, 2.78% 2021[1,4,7,8]	5,194	4,128
CarMaxAuto Owner Trust, Series 2014-4, Class A3, 1.25% 2019[8]	9,234	9,234
Chase Issuance Trust, Series 2016-A7, Class A, 1.06% 2019[8]	55,000	54,954
Chase Issuance Trust, Series 2016-A6, Class A6, 1.10% 2020[8]	98,630	98,407
Chesapeake Funding LLC, Series 2014-1A, Class A, 1.072% 2026[4,7,8]	7,820	7,793
Chrysler Capital Auto Receivables Trust, Series 2015-AA, Class A3, 1.22% 2019[4,8]	15,383	15,383
Chrysler Capital Auto Receivables Trust, Series 2014-AA, Class A4, 1.31% 2019[4,8]	3,235	3,236
Citi Held For Issuance, Series 2015-PM2, Class A, 2.35% 2022[4,8]	4,078	4,076
Citi Held For Issuance, Series 2015-PM3, Class A, 2.56% 2022[4,8]	1,641	1,639
Citi Held For Issuance, Series 2016-PM1, Class A, 4.65% 2025[4,8]	1,914	1,938
Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2, 1.905% 2020[7,8]	8,000	8,084
Citibank Credit Card Issuance Trust, Series 2014-A6, Class A6, 2.15% 2021[8]	16,725	16,865
CLI Funding V LLC, Series 2013-2A, Class Note, 3.22% 2028[4,8]	602	583
CLI Funding V LLC, Series 2014-1A, Class A, 3.29% 2029[4,8]	4,109	3,964
CLI Funding V LLC, Series 2014-2A, Class A, 3.38% 2029[4,8]	2,733	2,629
Consumer Credit Origination Loan Trust, Series 2015-1, Class A, 2.82% 2021[4,8]	551	554
CPS Auto Receivables Trust, Series 2015-A, Class A, 1.53% 2019[4,8]	1,167	1,167
CPS Auto Receivables Trust, Series 2015-C, Class A, 1.77% 2019[4,8]	2,464	2,468
CPS Auto Receivables Trust, Series 2016-B, Class A, 2.07% 2019[4,8]	1,538	1,540
CPS Auto Receivables Trust, Series 2015-A, Class B, 2.79% 2021[4,8]	1,250	1,262
CPS Auto Receivables Trust, Series 2016-A, Class C, 3.80% 2021[4,8]	10,350	10,452
CPS Auto Receivables Trust, Series 2015-A, Class C, 4.00% 2021[4,8]	960	968
CWABS, Inc., Series 2004-BC1, Class M1, 1.506% 2034[7,8]	2,116	2,023
Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.12% 2021[8]	7,595	7,662
Drive Auto Receivables Trust, Series 2015-AA, Class B, 2.28% 2019[4,8]	2,129	2,133
Drive Auto Receivables Trust, Series 2015-BA, Class C, 2.76% 2021[4,8]	20,720	20,848
Drive Auto Receivables Trust, Series 2015-CA, Class C, 3.01% 2021[4,8]	7,910	7,979
Drive Auto Receivables Trust, Series 2015-AA, Class C, 3.06% 2021[4,8]	9,500	9,595
Drive Auto Receivables Trust, Series 2015-DA, Class C, 3.38% 2021[4,8]	20,790	21,092
Drive Auto Receivables Trust, Series 2016-AA, Class C, 3.91% 2021[4,8]	29,000	29,427
Drivetime Auto Owner Trust, Series 2015-3A, Class A, 1.66% 2019[4,8]	2,111	2,112
Drivetime Auto Owner Trust, Series 2016-2A, Class A, 1.73% 2019[4,8]	2,645	2,647
Drivetime Auto Owner Trust, Series 2016-1A, Class C, 3.54% 2021[4,8]	2,730	2,751
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 0.87% 2019[4,8]	529	529
Enterprise Fleet Financing LLC, Series 2014-1, Class A3, 1.38% 2019[4,8]	5,000	4,994
Enterprise Fleet Financing LLC, Series 2014-2, Class A2, 1.05% 2020[4,8]	4,046	4,042
Enterprise Fleet Financing LLC, Series 2015-1, Class A2, 1.30% 2020[4,8]	9,506	9,500
Enterprise Fleet Financing LLC, Series 2016-2, Class A2, 1.74% 2022[4,8]	7,795	7,775
Fifth Third Auto Trust, Series 2014-3, Class A3, 0.96% 2019[8]	3,844	3,842
Ford Credit Auto Owner Trust, Series 2014-AA3, 0.79% 2018[8]	863	863
Ford Credit Auto Owner Trust, Series 2014-1A, 2.26% 2025[4,8]	4,250	4,287
Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12% 2026[4,8]	19,800	19,827
American Balanced Fund — Page 27 of 32

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Ford Credit Auto Owner Trust, Series 2014-2A, 2.31% 2026[4,8]	$26,380	$26,599
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 2027[4,8]	50,000	49,181
Ford Credit Auto Owner Trust, Series 2016-1, Class A, 2.31% 2027[4,8]	35,370	35,305
Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44% 2027[4,8]	33,450	33,747
Ford Credit Floorplan Master Owner Trust, Series 2015-1, Class A1, 1.42% 2020[8]	18,860	18,846
Ford Credit Floorplan Master Owner Trust, Series 2016-3, Class A1, 1.55% 2021[8]	22,500	22,272
Ford Credit Floorplan Master Owner Trust, Series 2015-2, Class A1, 1.98% 2022[8]	14,390	14,426
Hertz Fleet Lease Funding LP, Series 2014-1A, 1.064% 2028[4,7,8]	5,587	5,588
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A2, 1.83% 2019[4,8]	23,840	23,655
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-3A, Class A, 2.67% 2021[4,8]	18,085	18,103
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[4,8]	31,211	31,016
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 3.52% 2021[4,8]	1,263	1,253
Honda Auto Receivables Owner Trust, Series 2014-3, Class A3, 0.88% 2018[8]	5,160	5,157
MarketPlace Loan Trust, Series 2015-AV1, Class A, 4.00% 2021[1,4,8]	1,830	1,838
RAMP Trust, Series 2003-RS11, Class AI7, 4.828% 2033[8]	424	439
RAMP Trust, Series 2003-RZ4, Class A7, 5.29% 2033[7,8]	87	90
Residential Asset Securities Corp. Trust, Series 2003-KS8, Class AI6, 4.83% 2033[8]	240	254
Santander Drive Auto Receivables Trust, Series 2013-3, Class C, 1.81% 2019[8]	4,994	5,002
Santander Drive Auto Receivables Trust, Series 2014-4, Class B, 1.82% 2019[8]	4,129	4,133
Santander Drive Auto Receivables Trust, Series 2013-2, Class C, 1.95% 2019[8]	3,866	3,872
Santander Drive Auto Receivables Trust, Series 2014-2, Class C, 2.33% 2019[8]	5,000	5,026
Santander Drive Auto Receivables Trust, Series 2013-A, Class C, 3.12% 2019[4,8]	735	740
Santander Drive Auto Receivables Trust, Series 2015-5, Class B, 1.96% 2020[8]	4,500	4,511
Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.36% 2020[8]	10,235	10,279
Santander Drive Auto Receivables Trust, Series 2013-4, Class C, 3.25% 2020[8]	776	781
Santander Drive Auto Receivables Trust, Series 2015-2, Class C, 2.44% 2021[8]	15,310	15,429
Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.66% 2021[8]	5,555	5,572
Santander Drive Auto Receivables Trust, Series 2015-5, Class C, 2.74% 2021[8]	17,985	18,132
Santander Drive Auto Receivables Trust, Series 2015-3, Class C, 2.74% 2021[8]	125	126
Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.97% 2021[8]	7,100	7,170
SMB Private Education Loan Trust, Series 2015-A, Class A2A, 2.49% 2027[4,8]	2,100	2,082
Social Professional Loan Program LLC, Series 2015-C, Class A1, 1.806% 2035[4,7,8]	5,510	5,545
Social Professional Loan Program LLC, Series 2015-D, Class A2, 2.72% 2036[4,8]	20,163	20,303
South Carolina Student Loan Corp., Series 2014-1, Class A1, 1.367% 2030[7,8]	4,550	4,437
South Carolina Student Loan Corp., Series 2014-1, Class A2, 1.617% 2033[7,8]	12,240	11,857
South Carolina Student Loan Corp., Series 2014-1, Class B, 2.117% 2035[7,8]	3,350	2,902
TAL Advantage V LLC, Series 2013-1A, Class A, 2.83% 2038[4,8]	2,766	2,632
TAL Advantage V LLC, Series 2013-2A, Class A, 3.55% 2038[4,8]	6,215	6,034
TAL Advantage V LLC, Series 2014-3A, Class A, 3.27% 2039[4,8]	689	658
TAL Advantage V LLC, Series 2014-2A, Class A2, 3.33% 2039[4,8]	15,039	14,504
TAL Advantage V LLC, Series 2014-1A, Class A, 3.51% 2039[4,8]	7,632	7,359
Utility Debt Securitization Auth., Series 2013-T, 2.042% 2021[8]	3,510	3,525
Utility Debt Securitization Auth., Series 2013-T, 3.435% 2025[8]	2,625	2,716
Verizon Owner Trust, Series 2016-1A, Class A, 1.42% 2021[4,8]	18,945	18,832
Verizon Owner Trust, Series 2016-2A, Class A, 1.68% 2021[4,8]	16,300	16,237
Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A3, 0.95% 2019[8]	25,723	25,665
Westlake Automobile Receivables Trust, Series 2016-1A, Class C, 3.29% 2021[4,8]	4,500	4,547
World Financial Network Credit Card Master Note Trust, Series 2015-A, Class A, 1.184% 2022[7,8]	2,625	2,631
World Omni Auto Receivables Trust, Series 2014-B, Class A3, 1.14% 2020[8]	6,271	6,266
		1,155,804
Federal agency bonds & notes 0.64%
CoBank, ACB 1.563% 2022[4,7]	25,105	24,164
Fannie Mae 0.875% 2018	10,000	9,973
Fannie Mae 1.00% 2019	100,000	98,686
American Balanced Fund — Page 28 of 32

Bonds, notes & other debt instruments Federal agency bonds & notes (continued)	Principal amount (000)	Value (000)
Fannie Mae 1.00% 2019	$15,000	$14,904
Fannie Mae 1.375% 2021	30,000	29,190
Fannie Mae 2.125% 2026	45,510	43,142
Fannie Mae 6.25% 2029	4,000	5,336
Federal Farm Credit Banks 0.786% 2017[7]	31,250	31,266
Federal Home Loan Bank 0.875% 2018	77,140	76,898
Federal Home Loan Bank 0.875% 2018	50,000	49,701
Federal Home Loan Bank 1.875% 2020	25,660	25,919
Federal Home Loan Bank 3.375% 2023	16,840	17,983
Federal Home Loan Bank 5.50% 2036	600	788
Freddie Mac 0.75% 2018	38,120	37,907
Freddie Mac 0.75% 2018	22,612	22,545
Freddie Mac 0.875% 2019	100,000	98,738
Freddie Mac 1.125% 2019	15,000	14,942
Private Export Funding Corp. 3.55% 2024	25,897	27,752
Tennessee Valley Authority, Series B, 3.50% 2042	14,750	14,464
		644,298
Bonds & notes of governments & government agencies outside the U.S. 0.23%
Caisse d’Amortissement de la Dette Sociale 1.125% 2017[4]	9,205	9,205
CPPIB Capital Inc. 1.25% 2019[4]	23,300	22,979
FMS Wertmanagement 1.625% 2018	5,000	5,016
Israel (State of) 3.15% 2023	35,000	35,603
Landwirtschaftliche Rentenbank 1.75% 2019	8,880	8,910
Manitoba (Province of) 3.05% 2024	13,500	13,771
Ontario (Province of) 3.20% 2024	10,000	10,273
Spain (Kingdom of) 4.00% 2018[4]	54,950	56,234
Swedish Export Credit Corp. 2.875% 2023[4]	3,000	2,992
United Mexican States 3.60% 2025	32,600	31,508
United Mexican States 4.125% 2026	26,650	26,503
United Mexican States 5.55% 2045	15,000	15,394
		238,388
Municipals 0.20%
State of California, Industry Public Facs. Auth., Tax Allocation Rev. Ref. Bonds (Civic - Recreational-Industrial Redev. Project No. 1), Series 2015-A, Assured Guaranty Municipal insured, 3.821% 2022	11,640	12,125
State of California, Los Angeles Community College Dist. (County of Los Angeles), G.O. Build America Bonds, 2008 Election, Series 2010-E, 6.60% 2042	15,000	20,862
State of California, Veterans G.O. Ref. Bonds, Series 2015-CM, AMT, 2.45% 2031	2,240	2,232
State of Connecticut, Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-A-1, 4.00% 2044	1,640	1,720
State of Connecticut, Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-C-1, 4.00% 2044	2,100	2,187
State of Connecticut, Housing Fin. Auth., Housing Mortgage Fin. Program Rev. Ref. Bonds, Series 2013-B-2, 4.00% 2032	1,530	1,619
State of Connecticut, Housing Fin. Auth., Housing Mortgage Fin. Program Rev. Ref. Bonds, Series 2015-C-1, 3.50% 2045	3,840	3,984
State of Florida, Housing Fin. Corp., Homeowner Mortgage Rev. Bonds, Series 2011-C, 4.50% 2030	175	182
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.995% 2020	4,000	4,098
State of Georgia, Housing and Fin. Auth., Single Family Mortgage Bonds, Series 2013-A, 3.00% 2043	55	55
State of Georgia, Housing and Fin. Auth., Single Family Mortgage Bonds, Series 2015-A-1, 3.50% 2045	2,105	2,184
State of Georgia, Housing and Fin. Auth., Single Family Mortgage Bonds, Series 2015-B-1, 3.50% 2045	930	965
State of Illinois, Housing Dev. Auth., Housing Rev. Bonds, Series 2013-A, 2.45% 2043[8]	999	986
State of Illinois, Housing Dev. Auth., Multifamily Housing Rev. Notes (Marshall Field Garden Apartment Homes), 1.72% 2050 (put 2025)[7]	6,500	6,434
American Balanced Fund — Page 29 of 32

Bonds, notes & other debt instruments Municipals (continued)	Principal amount (000)	Value (000)
State of Iowa, Fin. Auth., Single Family Mortgage Bonds (Mortgage-backed Securities Program), Series 2013-1, 2.15% 2043[8]	$632	$591
State of Kentucky, Housing Corp., Housing Rev. Bonds, Series 2013-D, 3.50% 2033	1,105	1,143
State of Maine, Housing Auth., Mortgage Purchase Rev. Ref. Bonds, Series 2014-A-1, AMT, 3.25% 2043	710	724
State of Maine, Housing Auth., Mortgage Purchase Rev. Ref. Bonds, Series 2014-C-1, AMT, 3.50% 2044	745	775
State of Maine, Housing Auth., Mortgage Purchase Rev. Ref. Bonds, Series 2015-E-1, AMT, 3.50% 2035	6,495	6,697
State of Maryland, Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series 2014-B, AMT, 3.25% 2044	3,575	3,659
State of Maryland, Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Ref. Bonds, Series 2014-E, 2.857% 2040	3,145	3,122
State of Massachusetts, Housing Fin. Agcy., Single Family Housing Rev. Bonds, Series 167, 4.00% 2043	505	523
State of Massachusetts, Housing Fin. Agcy., Single Family Housing Rev. Bonds, Series 178, 3.50% 2042	950	987
State of Massachusetts, Housing Fin. Agcy., Single Family Housing Rev. Ref. Bonds, Series 177, AMT, 4.00% 2039	2,590	2,719
State of Michigan, City of Detroit, Sewage Disposal System Rev. Ref. Bonds, Series 2006-D, Assured Guaranty Municipal insured, 1.167% 2032[7]	5,000	4,349
State of Michigan, Fin. Auth., Local Government Loan Program Rev. Bonds (City of Detroit Fin. Recovery Income Tax Local Project), Series 2014-F-2, 4.60% 2022	9,000	9,149
State of Michigan, Fin. Auth., Student Loan Rev. Ref. Bonds, Series 2015-B-1, 1.511% 2030[7,8]	8,558	8,328
State of Minnesota, Housing Fin. Agcy., Homeownership Fin. Bonds (GNMA and FNMA Pass-Through Program), Series 2012-B, 2.25% 2042[8]	1,104	1,097
State of Minnesota, Housing Fin. Agcy., Homeownership Fin. Bonds (GNMA and FNMA Pass-Through Program), Series 2013-A, 2.35% 2043[8]	1,177	1,146
State of Minnesota, Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2013-A, AMT, 3.00% 2031	240	243
State of Minnesota, Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-B, 4.00% 2038	1,095	1,156
State of Minnesota, Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-C, AMT, 4.00% 2045	8,265	8,652
State of Minnesota, Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2015-A, AMT, 4.00% 2041	880	925
State of Minnesota, Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2015-E, AMT, 3.50% 2046	3,160	3,258
State of Mississippi, Home Corp., Single Family Mortgage Rev. Bonds, Series 2009-A-2, 5.00% 2039	290	307
State of Missouri, Housing Dev. Commission, Single Family Mortgage Rev. Bonds (Special Homeownership Loan Program), Series 2014-A, 4.00% 2041	1,250	1,303
State of Missouri, Housing Dev. Commission, Single Family Mortgage Rev. Bonds (Special Homeownership Loan Program), Series 2015-A, 3.75% 2038	1,110	1,160
State of Montana, Board of Housing, Single Family Mortgage Bonds, Series 2015-B-2, AMT, 3.50% 2042	1,445	1,493
State of Nebraska, Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2013-E, 3.00% 2043	240	244
State of Nebraska, Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2013-E, 3.00% 2043	355	361
State of Nebraska, Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2015-C, 3.50% 2045	1,865	1,931
State of New Jersey, Econ. Dev. Auth., School Facs. Construction Rev. Ref. Bonds, Series 2015-YY, 4.447% 2020	12,000	12,126
State of New Jersey, Transportation Trust Fund Auth., Transportation System Rev. Ref. Bonds, Series 2013-B, 1.758% 2018	15,250	14,914
State of New York, Mortgage Agcy., Homeowner Mortgage Rev. Bonds, Series 52, AMT, 3.50% 2030	2,605	2,686
State of North Dakota, Housing Fin. Agcy., Housing Fin. Program Bonds (Home Mortgage Fin. Program), Series 2015-B, 4.00% 2036	2,965	3,125
State of Oklahoma, Housing Fin. Agcy., Single Family Mortgage Rev. Bonds (Homeownership Loan Program), Series 2012-A, 5.00% 2043	685	732
State of Pennsylvania, Housing Fin. Agcy., Single Family Mortgage Rev. Bonds, Series 2015-118-A, AMT, 3.50% 2040	5,295	5,456
Territory of Puerto Rico, Electric Power Auth., Power Rev. Ref. Bonds, Series UU, Assured Guaranty Municipal insured, 1.087% 2029[7]	10,200	7,738
State of South Carolina, Housing Fin. Auth., Mortgage Rev. Ref. Bonds, AMT, 4.00% 2041	3,850	4,042
State of South Dakota, Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2013-E, AMT, 4.00% 2044	580	603
American Balanced Fund — Page 30 of 32

Bonds, notes & other debt instruments Municipals (continued)	Principal amount (000)	Value (000)
State of South Dakota, Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 2034	$1,140	$1,183
State of South Dakota, Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2015-D, 4.00% 2045	3,380	3,590
State of Tennessee, Housing Dev. Agcy., Homeownership Program Rev. Ref. Bonds, Issue 2015-A, 3.50% 2045	1,635	1,702
State of Tennessee, Housing Dev. Agcy., Residential Fin. Program Bonds, AMT, 4.00% 2046	4,120	4,323
State of Tennessee, Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT, 4.00% 2043	725	752
State of Tennessee, Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2015-1-A, AMT, 4.00% 2045	3,665	3,856
State of Utah, Housing Corp., Single Family Mortgage Bonds, Class III, Series 2015-D-2, 4.00% 2045	1,945	2,054
State of Washington, Housing Fin. Commission, Single Family Program Bonds, Series 2014-1-N, 3.00% 2037	515	525
State of Washington, Housing Fin. Commission, Single Family Program Rev. Ref. Bonds, Series 2013-1-N, 3.00% 2043	165	168
State of Washington, Housing Fin. Commission, Single Family Program Rev. Ref. Bonds, Series 2015-A-R, AMT, 3.50% 2038	4,915	5,072
State of Wisconsin, Housing and Econ. Dev. Auth., Home Ownership Rev. Bonds, Series 2015-A, AMT, 4.00% 2045	3,050	3,179
State of Wyoming, Community Dev. Auth., Housing Rev. Bonds, Series 2015-6, 4.00% 2045	910	963
		204,464
Miscellaneous 0.07%
Other bonds & notes in initial period of acquisition		71,633
Total bonds, notes & other debt instruments (cost: $34,905,316,000)		34,859,370
Short-term securities 4.43%
Apple Inc. 0.55%–0.63% due 1/11/2017–2/1/2017[4]	200,000	199,940
CAFCO, LLC 1.06%–1.22% due 2/23/2017–4/4/2017[4]	43,100	43,020
Chariot Funding, LLC 1.00% due 1/17/2017[4]	25,000	24,993
Chevron Corp. 0.53%–0.82% due 1/17/2017–3/2/2017[4]	269,000	268,843
Ciesco LLC 1.08% due 3/27/2017[4]	50,000	49,885
Estée Lauder Companies Inc. 0.74% due 2/13/2017[4]	50,000	49,960
Federal Farm Credit Banks 0.50%–0.61% due 3/6/2017–7/6/2017	254,000	253,555
Federal Home Loan Bank 0.31%–0.56% due 1/3/2017–5/26/2017	2,155,475	2,153,724
Jupiter Securitization Co., LLC 0.85% due 1/9/2017[4]	43,000	42,994
Microsoft Corp. 0.74%–0.82% due 2/14/2017–2/21/2017[4]	192,200	192,044
Private Export Funding Corp. 0.56% due 1/12/2017[4]	50,000	49,991
Svenska Handelsbanken Inc. 1.02% due 2/21/2017[4]	50,000	49,949
U.S. Treasury Bills 0.39%–0.51% due 1/5/2017–3/30/2017	864,200	863,705
Walt Disney Co. 0.73% due 2/24/2017[4]	43,900	43,857
Wells Fargo Bank, N.A. 1.01% due 1/18/2017	100,000	100,022
Westpac Banking Corp. 1.04% due 2/15/2017[4]	100,000	99,900
Total short-term securities (cost: $4,486,128,000)		4,486,382
Total investment securities 100.24% (cost: $80,151,207,000)		101,374,471
Other assets less liabilities (0.24)%		(244,411)
Net assets 100.00%		$101,130,060
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
American Balanced Fund — Page 31 of 32

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $1,820,903,000, which represented 1.80% of the net assets of the fund. This amount includes $1,620,838,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $4,040,401,000, which represented 4.00% of the net assets of the fund.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $336,000, which represented less than .01% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Coupon rate may change periodically.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Purchased on a TBA basis.

Key to abbreviations
ADR = American Depositary Receipts
Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Facs. = Facilities
Fin. = Finance
G.O. = General Obligation
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue
TBA = To-be-announced
Refer to the fund’s current shareholder report for additional disclosures.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-011-0217O-S54098	American Balanced Fund — Page 32 of 32

Summary investment portfolio December 31, 2016

Investment mix by security type	Percent of net assets

Common stocks 61.27%	Shares	Value (000)
Information technology 10.69%
Microsoft Corp.	57,929,407	$3,599,733
Broadcom Ltd.	5,608,286	991,377
Intel Corp.	21,888,100	793,881
ASML Holding NV (New York registered)	5,117,458	574,179
ASML Holding NV1	1,905,000	213,443
Intuit Inc.	6,285,000	720,324
Facebook, Inc., Class A2	5,500,000	632,775
Texas Instruments Inc.	8,132,000	593,392
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	20,520,000	589,950
Alphabet Inc., Class C2	647,800	499,985
TE Connectivity Ltd.	7,205,000	499,162
Other securities		1,098,777
		10,806,978

Consumer discretionary 9.06%
Home Depot, Inc.	16,062,349	2,153,640
Comcast Corp., Class A	30,517,000	2,107,199
Amazon.com, Inc.[2]	2,241,400	1,680,759
Other securities		3,226,507
		9,168,105

Financials 8.57%
Berkshire Hathaway Inc., Class A2	8,080	1,972,498
Berkshire Hathaway Inc., Class B2	800,000	130,384
JPMorgan Chase & Co.	19,761,000	1,705,177
Wells Fargo & Co.	23,103,000	1,273,206
Chubb Ltd.	6,070,500	802,034
Citigroup Inc.	10,700,000	635,901
SunTrust Banks, Inc.	10,383,411	569,530
Capital One Financial Corp.	5,421,000	472,928
Other securities		1,110,852
		8,672,510

Energy 7.56%
Schlumberger Ltd.	16,869,000	1,416,153
Royal Dutch Shell PLC, Class B (ADR)	19,135,000	1,109,256
Royal Dutch Shell PLC, Class B1	4,000,000	114,143
Chevron Corp.	7,594,755	893,903
Exxon Mobil Corp.	7,200,000	649,872
ConocoPhillips	12,837,668	643,681
Enbridge Inc.	13,900,000	585,468
Other securities		2,234,043
		7,646,519

American Balanced Fund	11

Common stocks (continued)	Shares	Value (000)
Consumer staples 6.11%
Philip Morris International Inc.	16,892,000	$1,545,449
Coca-Cola Co.	30,068,000	1,246,619
Kraft Heinz Co.	11,620,850	1,014,733
Procter & Gamble Co.	9,837,563	827,142
Other securities		1,541,977
		6,175,920

Health care 6.03%
UnitedHealth Group Inc.	9,647,500	1,543,986
Merck & Co., Inc.	21,332,000	1,255,815
Johnson & Johnson	6,610,000	761,538
Express Scripts Holding Co.[2]	10,476,400	720,671
Bristol-Myers Squibb Co.	9,474,300	553,678
Other securities		1,258,373
		6,094,061

Industrials 4.62%
Boeing Co.	9,052,000	1,409,215
Lockheed Martin Corp.	4,407,037	1,101,495
General Electric Co.	20,000,000	632,000
Other securities		1,533,818
		4,676,528

Materials 3.03%
E.I. du Pont de Nemours and Co.	20,059,388	1,472,359
Praxair, Inc.	5,011,400	587,286
Other securities		1,001,674
		3,061,319

Other 1.40%
Other securities		1,417,944

Miscellaneous 4.20%
Other common stocks in initial period of acquisition		4,244,326

Total common stocks (cost: $40,695,500,000)		61,964,210

Preferred securities 0.01%
Financials 0.01%
Other securities		4,745

Total preferred securities (cost: $5,208,000)		4,745

Convertible stocks 0.06%
Miscellaneous 0.06%
Other convertible stocks in initial period of acquisition		59,764

Total convertible stocks (cost: $59,055,000)		59,764

Bonds, notes & other debt instruments 34.47%	Principal amount (000)
U.S. Treasury bonds & notes 14.14%
U.S. Treasury 11.88%
U.S. Treasury 0.625% 2018[3]	$985,000	979,937
U.S. Treasury 1.25% 2020	617,000	612,471
U.S. Treasury 1.375% 2020	540,660	534,026
U.S. Treasury 2.00% 2021	475,620	475,323
U.S. Treasury 2.00% 2026	701,677	675,364
U.S. Treasury 2.875% 2046	992,060	955,195
U.S. Treasury 0.75%–5.38% 2017–2046	7,921,409	7,780,394
		12,012,710

12	American Balanced Fund

	Principal amount (000)	Value (000)
U.S. Treasury inflation-protected securities 2.25%
U.S. Treasury Inflation-Protected Securities 0.13%–2.63% 2017–2046[4]	$2,223,725	$2,273,696

Federal agency bonds & notes 0.01%
Other securities		9,987

Total U.S. Treasury bonds & notes		14,296,393

Corporate bonds & notes 11.81%
Financials 2.73%
Berkshire Hathaway Finance Corp. 1.30% 2019	15,320	15,133
Berkshire Hathaway Inc. 2.00%–2.90% 2018–2023	42,835	43,112
JPMorgan Chase & Co. 1.35%–6.75% 2017–2049	234,740	237,359
Wells Fargo & Co. 2.10%–4.60% 2019–2026	202,717	201,828
Other securities		2,262,670
		2,760,102

Health care 1.96%
UnitedHealth Group Inc. 1.40%–6.00% 2017–2022	106,770	109,037
Other securities		1,876,515
		1,985,552

Consumer discretionary 1.59%
Amazon.com, Inc. 3.80%–4.95% 2024–2044	93,475	101,442
Comcast Corp. 1.63%–6.45% 2017–2046	112,965	114,958
Home Depot, Inc. 2.00%–5.95% 2021–2056	104,515	104,329
Other securities		1,289,332
		1,610,061

Energy 1.58%
Chevron Corp. 2.10%–3.33% 2021–2026	60,400	59,984
Royal Dutch Shell PLC 1.75%–3.75% 2021–2046	62,815	59,407
Schlumberger BV 3.00%–4.00% 2020–2025[5]	69,465	72,050
Shell International Finance BV 1.88%–2.88% 2020–2026	107,305	105,795
Other securities		1,295,932
		1,593,168

Consumer staples 0.77%
Kraft Heinz Co. 2.25%–4.38% 2017–2046	51,485	50,569
Philip Morris International Inc. 1.88%–4.25% 2021–2044	68,415	68,320
Other securities		657,755
		776,644

Information technology 0.52%
Microsoft Corp. 1.55%–4.20% 2021–2046	111,435	108,464
Other securities		414,583
		523,047

Industrials 0.45%
Lockheed Martin Corp. 3.10%–4.70% 2023–2046	64,250	66,405
Other securities		391,107
		457,512

Other corporate bonds & notes 2.21%
Other securities		2,233,494

Total corporate bonds & notes		11,939,580

Mortgage-backed obligations 6.24%
Fannie Mae 0%–11.01% 2017–2047[6,7,8]	2,922,576	3,004,602
Freddie Mac, Series K056, Class A1, multifamily 2.20% 2025[7]	23,809	23,142
Freddie Mac 0%–6.50% 2021–2047[6,7,8]	1,907,207	1,973,419
Other securities		1,307,647
		6,308,810

American Balanced Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Federal agency bonds & notes 0.64%
Fannie Mae 0.88%–6.25% 2018–2029	$204,510	$201,231
Federal Home Loan Bank 0.88%–5.50% 2018–2036	170,240	171,289
Freddie Mac 0.75%–1.13% 2018–2019	175,732	174,132
Other securities		97,646
		644,298

Other bonds & notes 1.57%
Other securities		1,598,656

Miscellaneous 0.07%
Other bonds & notes in initial period of acquisition		71,633

Total bonds, notes & other debt instruments (cost: $34,905,316,000)		34,859,370

Short-term securities 4.43%
Chariot Funding, LLC 1.00% due 1/17/2017[5]	25,000	24,993
Chevron Corp. 0.53%–0.82% due 1/17/2017–3/2/2017[5]	269,000	268,843
Federal Home Loan Bank 0.31%–0.56% due 1/3/2017–5/26/2017	2,155,475	2,153,724
Jupiter Securitization Co., LLC 0.85% due 1/9/2017[5]	43,000	42,994
Microsoft Corp. 0.74%–0.82% due 2/14/2017–2/21/2017[5]	192,200	192,044
U.S. Treasury Bills 0.39%–0.51% due 1/5/2017–3/30/2017	864,200	863,705
Wells Fargo Bank, N.A. 1.01% due 1/18/2017	100,000	100,022
Other securities		840,057

Total short-term securities (cost: $4,486,128,000)		4,486,382
Total investment securities 100.24% (cost: $80,151,207,000)		101,374,471
Other assets less liabilities (0.24)%		(244,411)

Net assets 100.00%		$101,130,060

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

14	American Balanced Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is included in “Other securities” under the respective industry sector in the summary investment portfolio. Further details on such holdings and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2016 (000)
VeriSign, Inc.[2]	5,400,000	500,000	400,000	5,500,000	$—	$418,385

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,820,903,000, which represented 1.80% of the net assets of the fund. This amount includes $1,620,838,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	A portion of this security was pledged as collateral. The total value of pledged collateral was $336,000, which represented less than .01% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $4,040,401,000, which represented 4.00% of the net assets of the fund.
[6]	Coupon rate may change periodically.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Purchased on a TBA basis.

Key to abbreviations

ADR = American Depositary Receipts

TBA = To-be-announced

See Notes to Financial Statements

American Balanced Fund	15

Financial statements

Statement of assets and liabilities
at December 31, 2016	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $79,901,983)	$100,956,086
Affiliated issuers (cost: $249,224)	418,385	$101,374,471
Cash		6,834
Receivables for:
Sales of investments	2,073,312
Sales of fund’s shares	283,911
Dividends and interest	254,408
Other	1,013	2,612,644
Liabilities:		103,993,949
Payables for:
Purchases of investments	2,506,011
Repurchases of fund’s shares	303,136
Investment advisory services	19,342
Services provided by related parties	30,380
Trustees’ deferred compensation	3,761
Other	1,259	2,863,889
Net assets at December 31, 2016		$101,130,060

Net assets consist of:
Capital paid in on shares of beneficial interest		$79,480,578
Undistributed net investment income		103,107
Undistributed net realized gain		323,319
Net unrealized appreciation		21,223,056
Net assets at December 31, 2016		$101,130,060

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (4,080,245 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$55,379,180	2,232,369	$24.81
Class B	66,106	2,662	24.84
Class C	7,766,678	314,908	24.66
Class F-1	4,090,869	165,033	24.79
Class F-2	5,703,072	230,034	24.79
Class 529-A	3,115,093	125,762	24.77
Class 529-B	8,948	359	24.91
Class 529-C	975,235	39,399	24.75
Class 529-E	152,454	6,158	24.76
Class 529-F-1	134,709	5,442	24.75
Class R-1	154,000	6,249	24.64
Class R-2	1,241,189	50,330	24.66
Class R-2E	17,219	696	24.74
Class R-3	3,349,006	135,655	24.69
Class R-4	5,930,410	239,471	24.76
Class R-5E	1,954	79	24.78
Class R-5	1,985,921	79,981	24.83
Class R-6	11,058,017	445,658	24.81

See Notes to Financial Statements

16	American Balanced Fund

Statement of operations
for the year ended December 31, 2016	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $11,952)	$1,307,034
Interest	787,866	$2,094,900
Fees and expenses*:
Investment advisory services	211,108
Distribution services	265,026
Transfer agent services	86,494
Administrative services	25,292
Reports to shareholders	2,702
Registration statement and prospectus	3,934
Trustees’ compensation	502
Auditing and legal	175
Custodian	403
Other	3,531	599,167
Net investment income		1,495,733

Net realized gain and unrealized appreciation:
Net realized gain on:
Investments (net of non-U.S. taxes of $10; also includes $7,836 net gain from affiliates)	2,498,824
Currency transactions	1,303	2,500,127
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $238)	3,672,732
Currency translations	829	3,673,561
Net realized gain and unrealized appreciation		6,173,688

Net increase in net assets resulting from operations		$7,669,421

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended December 31
	2016	2015
Operations:
Net investment income	$1,495,733	$1,335,042
Net realized gain	2,500,127	3,724,444
Net unrealized appreciation (depreciation)	3,673,561	(3,734,153)
Net increase in net assets resulting from operations	7,669,421	1,325,333

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,636,470)	(1,276,612)
Distributions from net realized gain on investments	(2,406,499)	(3,176,474)
Total dividends and distributions paid to shareholders	(4,042,969)	(4,453,086)

Net capital share transactions	12,936,574	8,031,108

Total increase in net assets	16,563,026	4,903,355

Net assets:
Beginning of year	84,567,034	79,663,679
End of year (including undistributed net investment income: $103,107 and $195,437, respectively)	$101,130,060	$84,567,034

See Notes to Financial Statements

American Balanced Fund	17

Notes to financial statements

1. Organization

American Balanced Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of capital and income.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

18	American Balanced Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related

American Balanced Fund	19

corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$10,593,535	$213,443	$—	$10,806,978
Consumer discretionary	9,168,105	—	—	9,168,105
Financials	8,375,950	296,560	—	8,672,510
Energy	7,087,498	559,021	—	7,646,519
Consumer staples	6,175,920	—	—	6,175,920
Health care	6,094,061	—	—	6,094,061
Industrials	4,676,528	—	—	4,676,528
Materials	3,061,319	—	—	3,061,319
Other	1,417,944	—	—	1,417,944
Miscellaneous	3,609,156	635,170	—	4,244,326
Preferred securities	—	4,745	—	4,745
Convertible stocks	59,764	—	—	59,764
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	14,296,393	—	14,296,393
Corporate bonds & notes	—	11,939,580	—	11,939,580
Mortgage-backed obligations	—	6,308,810	—	6,308,810
Federal agency bonds & notes	—	644,298	—	644,298
Other bonds & notes	—	1,591,503	7,153	1,598,656
Miscellaneous	—	71,633	—	71,633
Short-term securities	—	4,486,382	—	4,486,382
Total	$60,319,780	$41,047,538	$7,153	$101,374,471

*	Securities with a value of $1,620,838,000, which represented 1.60% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

20	American Balanced Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due

American Balanced Fund	21

to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Collateral — The fund participates in a collateral program due to its use of future delivery contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2013, by state tax authorities for tax years before 2012 and by tax authorities outside the U.S. for tax years before 2014.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase and paydowns on fixed-income securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2016, the fund reclassified $98,000 from undistributed net investment income to capital paid in on shares of beneficial interest, $48,505,000 from undistributed net realized gain to undistributed net investment income and $194,454,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

22	American Balanced Fund

As of December 31, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$105,397
Undistributed long-term capital gains	421,244
Gross unrealized appreciation on investment securities	22,354,312
Gross unrealized depreciation on investment securities	(1,228,519)
Net unrealized appreciation on investment securities	21,125,793
Cost of investment securities	80,248,678

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income		Long-term capital gains		Total dividends and distributions paid
Class A	$946,069	$1,330,543	$2,276,612	$780,804		$1,850,230		$2,631,034
Class B	1,060	2,173	3,233	2,887		11,278		14,165
Class C	73,871	185,174	259,045	49,142		230,739		279,881
Class F-1	65,724	97,542	163,266	49,755		125,871		175,626
Class F-2	84,464	123,561	208,025	40,892		94,983		135,875
Class 529-A	51,256	75,290	126,546	43,528		108,092		151,620
Class 529-B	128	310	438	334		1,564		1,898
Class 529-C	8,983	23,696	32,679	6,846		34,327		41,173
Class 529-E	2,177	3,698	5,875	1,830		5,378		7,208
Class 529-F-1	2,450	3,211	5,661	2,010		4,397		6,407
Class R-1	1,565	3,783	5,348	1,296		5,762		7,058
Class R-2	12,602	30,477	43,079	11,109		46,871		57,980
Class R-2E	144	351	495	10		81		91
Class R-3	47,533	81,888	129,421	41,432		121,458		162,890
Class R-4	88,272	137,789	226,061	71,022		169,504		240,526
Class R-5E*	12	35	47	—	†	—	†	—	†
Class R-5	51,662	53,855	105,517	48,877		98,335		147,212
Class R-6	198,498	253,123	451,621	124,838		267,604		392,442
Total	$1,636,470	$2,406,499	$4,042,969	$1,276,612		$3,176,474		$4,453,086

*	Class R-5E shares were offered beginning November 20, 2015.
†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.420% on the first $500 million of daily net assets and decreasing to 0.207% on such assets in excess of $89 billion. For the year ended December 31, 2016, the investment advisory services fee was $211,108,000, which was equivalent to an annualized rate of 0.228% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets

American Balanced Fund	23

to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. From January 1, 2016 to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

24	American Balanced Fund

For the year ended December 31, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services		529 plan services
Class A	$128,037	$52,238	$5,239		Not applicable
Class B	1,588	186	Not applicable		Not applicable
Class C	70,091	6,693	3,512		Not applicable
Class F-1	9,282	4,733	1,866		Not applicable
Class F-2	Not applicable	4,002	1,940		Not applicable
Class 529-A	6,801	2,334	1,491		$2,347
Class 529-B	228	26	12		19
Class 529-C	9,330	772	471		741
Class 529-E	728	71	73		115
Class 529-F-1	—	96	62		98
Class R-1	1,516	147	76		Not applicable
Class R-2	9,132	4,115	614		Not applicable
Class R-2E	60	19	5		Not applicable
Class R-3	16,196	4,830	1,623		Not applicable
Class R-4	12,037	4,806	2,412		Not applicable
Class R-5E	Not applicable	1	—	*	Not applicable
Class R-5	Not applicable	1,334	1,328		Not applicable
Class R-6	Not applicable	91	4,568		Not applicable
Total class-specific expenses	$265,026	$86,494	$25,292		$3,320

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $502,000 in the fund’s statement of operations reflects $336,000 in current fees (either paid in cash or deferred) and a net increase of $166,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

American Balanced Fund	25

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016

Class A	$8,757,067	358,896		$2,241,249	90,845	$(6,915,731)	(282,347)	$4,082,585	167,394
Class B	3,973	165		3,205	131	(227,367)	(9,369)	(220,189)	(9,073)
Class C	2,486,671	102,574		254,951	10,367	(1,420,028)	(58,455)	1,321,594	54,486
Class F-1	1,165,494	47,762		159,358	6,461	(748,608)	(30,572)	576,244	23,651
Class F-2	3,674,683	149,338		200,023	8,093	(933,696)	(37,986)	2,941,010	119,445
Class 529-A	445,581	18,265		126,517	5,135	(437,560)	(17,862)	134,538	5,538
Class 529-B	1,175	48		438	18	(32,554)	(1,334)	(30,941)	(1,268)
Class 529-C	159,261	6,543		32,671	1,324	(159,507)	(6,520)	32,425	1,347
Class 529-E	21,281	871		5,874	239	(22,370)	(912)	4,785	198
Class 529-F-1	31,861	1,304		5,661	230	(24,230)	(994)	13,292	540
Class R-1	44,753	1,839		5,334	217	(53,075)	(2,181)	(2,988)	(125)
Class R-2	310,155	12,804		43,048	1,752	(380,485)	(15,689)	(27,282)	(1,133)
Class R-2E	31,089	1,260		495	20	(17,216)	(692)	14,368	588
Class R-3	829,309	34,115		129,283	5,261	(906,300)	(37,327)	52,292	2,049
Class R-4	2,172,314	89,073		226,051	9,164	(1,093,915)	(44,985)	1,304,450	53,252
Class R-5E	1,928	78		47	2	(35)	(1)	1,940	79
Class R-5	719,201	29,524		105,457	4,285	(1,509,585)	(61,629)	(684,927)	(27,820)
Class R-6	4,239,152	173,253		451,558	18,289	(1,267,332)	(51,684)	3,423,378	139,858
Total net increase (decrease)	$25,094,948	1,027,712		$3,991,220	161,833	$(16,149,594)	(660,539)	$12,936,574	529,006

Year ended December 31, 2015

Class A	$7,043,352	285,127		$2,591,527	108,336	$(5,519,559)	(223,746)	$4,115,320	169,717
Class B	6,906	280		14,048	587	(273,144)	(11,047)	(252,190)	(10,180)
Class C	1,825,914	74,298		275,693	11,615	(1,272,632)	(51,788)	828,975	34,125
Class F-1	992,383	40,137		171,126	7,161	(511,293)	(20,753)	652,216	26,545
Class F-2	1,189,017	48,224		130,153	5,448	(458,772)	(18,638)	860,398	35,034
Class 529-A	359,270	14,560		151,586	6,345	(374,996)	(15,207)	135,860	5,698
Class 529-B	2,004	81		1,898	79	(36,444)	(1,472)	(32,542)	(1,312)
Class 529-C	135,252	5,487		41,160	1,728	(142,426)	(5,785)	33,986	1,430
Class 529-E	17,938	727		7,205	302	(22,337)	(908)	2,806	121
Class 529-F-1	23,632	957		6,406	268	(20,026)	(812)	10,012	413
Class R-1	37,207	1,513		7,024	296	(45,485)	(1,852)	(1,254)	(43)
Class R-2	284,265	11,573		57,906	2,438	(384,208)	(15,663)	(42,037)	(1,652)
Class R-2E	2,576	104		91	4	(4)	— [2]	2,663	108
Class R-3	744,649	30,283		162,704	6,834	(934,158)	(38,030)	(26,805)	(913)
Class R-4	977,391	39,555		240,507	10,065	(1,002,730)	(40,800)	215,168	8,820
Class R-5E3	10	—	[2]	—	—	—	—	10	— [2]
Class R-5	512,901	20,723		147,202	6,142	(607,400)	(24,674)	52,703	2,191
Class R-6	2,504,254	101,426		392,442	16,404	(1,420,877)	(57,415)	1,475,819	60,415
Total net increase (decrease)	$16,658,921	675,055		$4,398,678	184,052	$(13,026,491)	(528,590)	$8,031,108	330,517

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $57,355,132,000 and $50,605,271,000, respectively, during the year ended December 31, 2016.

26	American Balanced Fund

Financial highlights

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets
Class A:
Year ended 12/31/2016	$23.83	$.41	$1.62		$2.03	$(.44)	$(.61)	$(1.05)	$24.81	8.62%	$55,379	.59%	1.67%
Year ended 12/31/2015	24.75	.42	—	[3]	.42	(.40)	(.94)	(1.34)	23.83	1.72	49,215	.58	1.69
Year ended 12/31/2014	24.42	.41	1.75		2.16	(.39)	(1.44)	(1.83)	24.75	8.85	46,917	.59	1.62
Year ended 12/31/2013	20.40	.36	4.04		4.40	(.38)	—	(.38)	24.42	21.73	42,735	.61	1.62
Year ended 12/31/2012	18.21	.38	2.19		2.57	(.38)	—	(.38)	20.40	14.19	34,272	.63	1.94
Class B:
Year ended 12/31/2016	23.81	.21	1.63		1.84	(.20)	(.61)	(.81)	24.84	7.78	66	1.35	.89
Year ended 12/31/2015	24.71	.23	—	[3]	.23	(.19)	(.94)	(1.13)	23.81	.96	279	1.33	.93
Year ended 12/31/2014	24.37	.22	1.74		1.96	(.18)	(1.44)	(1.62)	24.71	8.05	541	1.34	.87
Year ended 12/31/2013	20.35	.19	4.03		4.22	(.20)	—	(.20)	24.37	20.81	821	1.36	.86
Year ended 12/31/2012	18.16	.23	2.19		2.42	(.23)	—	(.23)	20.35	13.35	1,123	1.38	1.17
Class C:
Year ended 12/31/2016	23.71	.21	1.60		1.81	(.25)	(.61)	(.86)	24.66	7.70	7,767	1.38	.88
Year ended 12/31/2015	24.63	.22	.01		.23	(.21)	(.94)	(1.15)	23.71	.93	6,173	1.38	.90
Year ended 12/31/2014	24.30	.21	1.75		1.96	(.19)	(1.44)	(1.63)	24.63	8.03	5,574	1.39	.83
Year ended 12/31/2013	20.31	.19	4.00		4.19	(.20)	—	(.20)	24.30	20.72	5,247	1.41	.83
Year ended 12/31/2012	18.13	.22	2.18		2.40	(.22)	—	(.22)	20.31	13.30	4,334	1.42	1.14
Class F-1:
Year ended 12/31/2016	23.82	.39	1.61		2.00	(.42)	(.61)	(1.03)	24.79	8.50	4,091	.66	1.60
Year ended 12/31/2015	24.74	.40	.01		.41	(.39)	(.94)	(1.33)	23.82	1.67	3,367	.65	1.63
Year ended 12/31/2014	24.41	.39	1.75		2.14	(.37)	(1.44)	(1.81)	24.74	8.80	2,841	.65	1.57
Year ended 12/31/2013	20.39	.36	4.03		4.39	(.37)	—	(.37)	24.41	21.70	2,471	.66	1.58
Year ended 12/31/2012	18.21	.38	2.18		2.56	(.38)	—	(.38)	20.39	14.13	1,500	.64	1.94
Class F-2:
Year ended 12/31/2016	23.82	.46	1.61		2.07	(.49)	(.61)	(1.10)	24.79	8.80	5,703	.39	1.88
Year ended 12/31/2015	24.74	.47	—	[3]	.47	(.45)	(.94)	(1.39)	23.82	1.92	2,634	.39	1.89
Year ended 12/31/2014	24.41	.46	1.75		2.21	(.44)	(1.44)	(1.88)	24.74	9.08	1,869	.39	1.83
Year ended 12/31/2013	20.39	.41	4.04		4.45	(.43)	—	(.43)	24.41	21.99	768	.41	1.83
Year ended 12/31/2012	18.21	.43	2.18		2.61	(.43)	—	(.43)	20.39	14.40	419	.40	2.18
Class 529-A:
Year ended 12/31/2016	23.80	.39	1.61		2.00	(.42)	(.61)	(1.03)	24.77	8.50	3,115	.67	1.59
Year ended 12/31/2015	24.72	.39	.01		.40	(.38)	(.94)	(1.32)	23.80	1.63	2,861	.68	1.60
Year ended 12/31/2014	24.39	.38	1.75		2.13	(.36)	(1.44)	(1.80)	24.72	8.76	2,831	.68	1.53
Year ended 12/31/2013	20.38	.34	4.03		4.37	(.36)	—	(.36)	24.39	21.60	2,599	.70	1.53
Year ended 12/31/2012	18.19	.36	2.19		2.55	(.36)	—	(.36)	20.38	14.12	2,101	.71	1.86
Class 529-B:
Year ended 12/31/2016	23.87	.19	1.62		1.81	(.16)	(.61)	(.77)	24.91	7.64	9	1.46	.78
Year ended 12/31/2015	24.76	.20	.01		.21	(.16)	(.94)	(1.10)	23.87	.86	39	1.46	.81
Year ended 12/31/2014	24.41	.19	1.75		1.94	(.15)	(1.44)	(1.59)	24.76	7.94	73	1.46	.75
Year ended 12/31/2013	20.39	.17	4.02		4.19	(.17)	—	(.17)	24.41	20.63	108	1.49	.74
Year ended 12/31/2012	18.19	.21	2.19		2.40	(.20)	—	(.20)	20.39	13.24	134	1.50	1.05

See page 29 for footnotes.

American Balanced Fund	27

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class 529-C:
Year ended 12/31/2016	$23.79	$.20	$1.60	$1.80	$(.23)	$(.61)	$(.84)	$24.75	7.63%		$975		1.44%		.82%
Year ended 12/31/2015	24.70	.20	.02	.22	(.19)	(.94)	(1.13)	23.79	.88		905		1.45		.83
Year ended 12/31/2014	24.38	.19	1.74	1.93	(.17)	(1.44)	(1.61)	24.70	7.90		905		1.46		.76
Year ended 12/31/2013	20.37	.17	4.03	4.20	(.19)	—	(.19)	24.38	20.68		841		1.48		.76
Year ended 12/31/2012	18.19	.21	2.18	2.39	(.21)	—	(.21)	20.37	13.19		694		1.49		1.08
Class 529-E:
Year ended 12/31/2016	23.79	.33	1.61	1.94	(.36)	(.61)	(.97)	24.76	8.24		153		.91		1.35
Year ended 12/31/2015	24.71	.33	.01	.34	(.32)	(.94)	(1.26)	23.79	1.38		142		.92		1.36
Year ended 12/31/2014	24.38	.32	1.75	2.07	(.30)	(1.44)	(1.74)	24.71	8.50		144		.93		1.28
Year ended 12/31/2013	20.37	.29	4.02	4.31	(.30)	—	(.30)	24.38	21.31		134		.95		1.29
Year ended 12/31/2012	18.18	.31	2.19	2.50	(.31)	—	(.31)	20.37	13.84		112		.97		1.60
Class 529-F-1:
Year ended 12/31/2016	23.78	.44	1.62	2.06	(.48)	(.61)	(1.09)	24.75	8.75		135		.44		1.82
Year ended 12/31/2015	24.71	.45	(.01)	.44	(.43)	(.94)	(1.37)	23.78	1.82		117		.46		1.82
Year ended 12/31/2014	24.37	.44	1.76	2.20	(.42)	(1.44)	(1.86)	24.71	9.05		111		.46		1.76
Year ended 12/31/2013	20.36	.39	4.03	4.42	(.41)	—	(.41)	24.37	21.88		101		.48		1.76
Year ended 12/31/2012	18.18	.41	2.18	2.59	(.41)	—	(.41)	20.36	14.32		82		.49		2.09
Class R-1:
Year ended 12/31/2016	23.68	.22	1.60	1.82	(.25)	(.61)	(.86)	24.64	7.75		154		1.38		.89
Year ended 12/31/2015	24.61	.22	(.01)	.21	(.20)	(.94)	(1.14)	23.68	.88		151		1.38		.90
Year ended 12/31/2014	24.28	.21	1.75	1.96	(.19)	(1.44)	(1.63)	24.61	8.05		158		1.38		.83
Year ended 12/31/2013	20.29	.19	4.01	4.20	(.21)	—	(.21)	24.28	20.76		151		1.39		.84
Year ended 12/31/2012	18.12	.23	2.17	2.40	(.23)	—	(.23)	20.29	13.28		121		1.40		1.16
Class R-2:
Year ended 12/31/2016	23.70	.22	1.60	1.82	(.25)	(.61)	(.86)	24.66	7.74		1,241		1.37		.89
Year ended 12/31/2015	24.62	.23	.01	.24	(.22)	(.94)	(1.16)	23.70	.97		1,220		1.32		.95
Year ended 12/31/2014	24.30	.21	1.74	1.95	(.19)	(1.44)	(1.63)	24.62	8.03		1,308		1.36		.86
Year ended 12/31/2013	20.30	.20	4.02	4.22	(.22)	—	(.22)	24.30	20.87		1,304		1.34		.90
Year ended 12/31/2012	18.13	.23	2.18	2.41	(.24)	—	(.24)	20.30	13.31		1,158		1.37		1.20
Class R-2E:
Year ended 12/31/2016	23.77	.29	1.62	1.91	(.33)	(.61)	(.94)	24.74	8.10		17		1.08		1.18
Year ended 12/31/2015	24.75	.29	.10	.39	(.43)	(.94)	(1.37)	23.77	1.60		2		.96		1.22
Period from 8/29/2014 to 12/31/2014[4,5]	25.81	.15	.41	.56	(.21)	(1.41)	(1.62)	24.75	2.17	[6,7]	—	[8]	.16	[6,7]	.58	[6,7]
Class R-3:
Year ended 12/31/2016	23.72	.32	1.62	1.94	(.36)	(.61)	(.97)	24.69	8.24		3,349		.93		1.33
Year ended 12/31/2015	24.65	.33	(.01)	.32	(.31)	(.94)	(1.25)	23.72	1.34		3,170		.93		1.35
Year ended 12/31/2014	24.32	.32	1.75	2.07	(.30)	(1.44)	(1.74)	24.65	8.51		3,315		.94		1.28
Year ended 12/31/2013	20.32	.29	4.02	4.31	(.31)	—	(.31)	24.32	21.33		3,212		.94		1.30
Year ended 12/31/2012	18.14	.32	2.18	2.50	(.32)	—	(.32)	20.32	13.83		2,617		.95		1.62

28	American Balanced Fund

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class R-4:
Year ended 12/31/2016	$23.80	$.40	$1.60		$2.00	$(.43)	$(.61)	$(1.04)	$24.76	8.50%	$5,930		.64%		1.63%
Year ended 12/31/2015	24.72	.41	—	[3]	.41	(.39)	(.94)	(1.33)	23.80	1.67	4,431		.63		1.65
Year ended 12/31/2014	24.38	.40	1.75		2.15	(.37)	(1.44)	(1.81)	24.72	8.85	4,385		.64		1.58
Year ended 12/31/2013	20.37	.36	4.02		4.38	(.37)	—	(.37)	24.38	21.68	3,994		.65		1.60
Year ended 12/31/2012	18.19	.38	2.18		2.56	(.38)	—	(.38)	20.37	14.14	3,006		.64		1.94
Class R-5E:
Year ended 12/31/2016	23.82	.48	1.56		2.04	(.47)	(.61)	(1.08)	24.78	8.65	2		.42		1.94
Period from 11/20/2015 to 12/31/2015[4,9]	25.09	.05	(.36)		(.31)	(.12)	(.84)	(.96)	23.82	(1.21)[6]	—	[8]	.05	[6]	.20	[6]
Class R-5:
Year ended 12/31/2016	23.85	.47	1.62		2.09	(.50)	(.61)	(1.11)	24.83	8.88	1,986		.34		1.91
Year ended 12/31/2015	24.77	.48	—	[3]	.48	(.46)	(.94)	(1.40)	23.85	1.98	2,571		.34		1.94
Year ended 12/31/2014	24.43	.47	1.76		2.23	(.45)	(1.44)	(1.89)	24.77	9.16	2,616		.34		1.88
Year ended 12/31/2013	20.41	.43	4.03		4.46	(.44)	—	(.44)	24.43	22.04	2,492		.34		1.89
Year ended 12/31/2012	18.22	.44	2.19		2.63	(.44)	—	(.44)	20.41	14.51	2,050		.35		2.23
Class R-6:
Year ended 12/31/2016	23.84	.48	1.61		2.09	(.51)	(.61)	(1.12)	24.81	8.90	11,058		.29		1.98
Year ended 12/31/2015	24.76	.49	—	[3]	.49	(.47)	(.94)	(1.41)	23.84	2.02	7,290		.29		1.99
Year ended 12/31/2014	24.42	.49	1.75		2.24	(.46)	(1.44)	(1.90)	24.76	9.22	6,076		.29		1.93
Year ended 12/31/2013	20.40	.44	4.03		4.47	(.45)	—	(.45)	24.42	22.12	3,910		.29		1.95
Year ended 12/31/2012	18.21	.45	2.19		2.64	(.45)	—	(.45)	20.40	14.57	2,151		.30		2.28

	Year ended December 31
Portfolio turnover rate for all share classes[10]	2016	2015	2014	2013	2012
Including mortgage dollar roll transactions	79%	82%	68%	55%	54%
Excluding mortgage dollar roll transactions	48%	45%	48%	Not available

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Amount less than $.01.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class R-2E shares were offered beginning August 29, 2014.
[6]	Not annualized.
[7]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[8]	Amount less than $1 million.
[9]	Class R-5E shares were offered beginning November 20, 2015.
[10]	Refer to Note 5 for further information on mortgage dollar rolls.

See Notes to Financial Statements

American Balanced Fund	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Balanced Fund:

We have audited the accompanying statement of assets and liabilities of American Balanced Fund (the “Fund”), including the summary investment portfolio, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Balanced Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

February 8, 2017

American Balanced Fund

Part C

Other Information

Item 28.	Exhibits for Registration Statement (1940 Act No. 002-10758 and 1933 Act No. 811-00066)

(a-1)	Articles of Incorporation – Certificate of Trust dated 8/20/09 – previously filed (see P/E Amendment No. 102 filed 2/26/10); Amended and Restated Agreement and Declaration of Trust dated 12/6/12 – previously filed (see P/E Amendment No. 107 filed 2/27/13); Certificate of Establishment and Designation of Class R-2E Shares – previously filed (see P/E Amendment No. 111 filed 8/28/14); Certificate of Establishment and Designation of Class R-5E Shares dated 8/31/15 – previously filed (see P/E Amendment No. 115 filed 10/30/15); and Certificate of Establishment and Designation of Class F-3 Shares dated 9/12/16 – previously filed (see P/E Amendment No. 119 filed 12/29/16)

(a-2)	Certificate of Establishment and Designation of Class T Shares and Class 529-T Shares dated 12/8/16

(b)	By-laws – By-laws – previously filed (see P/E Amendment No. 102 filed 2/26/10)

(c)	Instruments Defining Rights of Security Holders – Form of Share Certificate – previously filed (see P/E Amendment No. 89 filed 3/9/01)

(d)	Investment Advisory Contracts – Amended and Restated Investment Advisory and Service Agreement dated 2/1/15 – previously filed (see P/E Amendment No. 113 filed 2/27/15)

(e-1)	Underwriting Contracts – Form of Selling Group Agreement – previously filed (see P/E Amendment No. 122 filed 2/27/17; Form of Bank/Trust Company Selling Group Agreement – previously filed (see P/E Amendment No. 122 filed 2/27/17; Form of Class F Share Participation Agreement – previously filed (see P/E Amendment No. 122 filed 2/27/17; and Form of Bank/Trust Company Participation Agreement for Class F Shares – previously filed (see P/E Amendment No. 122 filed 2/27/17

(e-2)	Form of Amended and Restated Principal Underwriting Agreement effective 4/7/17

(f)	Bonus or Profit Sharing Contracts – Deferred Compensation Plan effective 1/1/14 – previously filed (see P/E Amendment No. 117 filed 2/29/16)

(g)	Custodian Agreements – Form of Global Custody Agreement dated 12/21/06 – previously filed (see P/E Amendment No. 96 filed 2/28/07); and Form of Amendment to Global Custody Agreement effective 7/1/15 – previously filed (see P/E Amendment No. 115 filed 10/30/15)

(h-1)	Other Material Contracts – Form of Indemnification Agreement – previously filed (see P/E Amendment No. 102 filed 2/26/10); and Form of Agreement and Plan of Reorganization dated 8/24/09 – previously filed (see P/E Amendment No. 102 filed 2/26/10)

(h-2)	Form of Amended and Restated Shareholder Services Agreement effective 4/7/17; and Form of Amended and Restated Administrative Services Agreement effective 4/7/17

(i-1)	Legal Opinion - Legal Opinion – previously filed (see P/E Amendment No. 102 filed 2/26/10; P/E Amendment No. 111 filed 8/28/14; P/E Amendment No. 115 filed 10/30/15; and P/E Amendment No. 119 filed 12/29/16)

(i-2)	Legal Opinion

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm

(k)	Omitted Financial Statements - none

(l)	Initial Capital Agreements - not applicable to this filing

(m-1)	Rule 12b-1 Plan – Forms of Plans of Distribution for Class A, B, C, F-1, 529-A, 529-B, 529-C, 529-E, 529-F-1, R-1, R-2, R-3 and R-4 shares dated 3/1/2010 – previously filed (see P/E Amendment No. 102 filed 2/26/10); and Form of Plan of Distribution for Class R-2E shares dated 8/29/14 – previously filed (see P/E Amendment No. 111 filed 8/28/14)

(m-2)	Forms of Plans of Distribution for Class T Shares and Class 529-T Shares dated 4/7/17

(n)	Rule 18f-3 Plan – Form of Amended and Restated Multiple Class Plan effective 4/7/17

(o)	Reserved

(p)	Code of Ethics – Code of Ethics for The Capital Group Companies dated October 2016 and Code of Ethics for Registrant

Item 29.	Persons Controlled by or under Common Control with the Fund

None

Item 30.	Indemnification

The Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies, which insure its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article 8 of the Registrant’s Declaration of Trust as well as the indemnification agreements that the Registrant has entered into with each of its trustees who is not an “interested person” of the Registrant (as defined under the Investment Company Act of 1940, as amended), provide in effect that the Registrant will indemnify its officers and trustees against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions. In accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).

Item 31.	Business and Other Connections of the Investment Adviser

None

Item 32.	Principal Underwriters

(a)        American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, American Balanced Fund, American Funds College Target Date Series, American Funds Corporate Bond Fund, American Funds Developing World Growth and Income Fund, American Funds Emerging Markets Bond Fund, American Funds Fundamental Investors, American Funds Global Balanced Fund, The American Funds Income Series, American Funds Inflation Linked Bond Fund, American Funds Mortgage Fund, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Strategic Bond Fund, American Funds Target Date Retirement Series, American Funds Tax-Exempt Fund of New York, The American Funds Tax-Exempt Series II, American Funds U.S. Government Money Market Fund, American High-Income Municipal Bond Fund, American High-Income Trust, American Mutual Fund, The Bond Fund of America, Capital Group Emerging Markets Total Opportunities Fund, Capital Income Builder, Capital Group Private Client Services Funds, Capital World Bond Fund, Capital World Growth and Income Fund, Emerging Markets Growth Fund, Inc., EuroPacific Growth Fund, The Growth Fund of America, The Income Fund of America, Intermediate Bond Fund of America, International Growth and Income Fund, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, New World Fund, Inc., Short-Term Bond Fund of America, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America and Washington Mutual Investors Fund

(b)

	(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	Raymond Ahn	Vice President	None
LAO	C. Thomas Akin II	Regional Vice President	None
IRV	Laurie M. Allen	Senior Vice President	None
LAO	William C. Anderson	Senior Vice President	None
LAO	Dion T. Angelopoulos	Assistant Vice President	None
LAO	Curtis A. Baker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	T. Patrick Bardsley	Vice President	None
SNO	Mark C. Barile	Assistant Vice President	None
LAO	Shakeel A. Barkat	Senior Vice President	None
LAO	Brett A. Beach	Assistant Vice President	None
LAO	Jerry R. Berg	Regional Vice President	None
LAO	Michel L. Bergesen	Vice President	None
LAO	Joseph W. Best, Jr.	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Roger J. Bianco, Jr.	Vice President	None
LAO	Ryan M. Bickle	Vice President, Capital Group Institutional Investment Services Division	None
LAO	John A. Blanchard	Senior Vice President	None
LAO	Marek Blaskovic	Regional Vice President	None
LAO	Gerard M. Bockstie, Jr.	Senior Vice President	None

LAO	Jill M. Boudreau	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andre W. Bouvier	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Michael A. Bowman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	William P. Brady	Senior Vice President	None
IRV	Jason E. Brady	Regional Vice President	None
IND	Robert W. Brinkman	Assistant Vice President	None
LAO	Kevin G. Broulette	Assistant Vice President	None
LAO	C. Alan Brown	Vice President	None
LAO	E. Chapman Brown, Jr.	Regional Vice President	None
LAO	Toni L. Brown	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Jennifer A. Bruce	Assistant Vice President	None
LAO	Gary D. Bryce	Vice President	None
IRV	Eileen K. Buckner	Assistant Vice President	None
LAO	Sheryl M. Burford	Assistant Vice President	None
LAO	Ronan J. Burke	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Steven Calabria	Senior Vice President	None
LAO	Thomas E. Callahan	Vice President	None
LAO	Anthony J. Camilleri	Regional Vice President	None

LAO	Kelly V. Campbell	Vice President	None
LAO	Anthon S. Cannon III	Assistant Vice President	None
LAO	Jason S. Carlough	Regional Vice President	None
LAO	Damian F. Carroll	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	James D. Carter	Vice President	None
LAO	Stephen L. Caruthers	Vice President, Capital Group Institutional Investment Services Division	None
SFO	James G. Carville	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Philip L. Casciano	Regional Vice President	None
LAO	Brian C. Casey	Senior Vice President	None
LAO	Craig L. Castner	Regional Vice President	None
LAO	Christopher M. Cefalo	Regional Vice President	None
LAO	Kent W. Chan	Vice President	None
LAO	Becky C. Chao	Vice President	None
LAO	David D. Charlton	Senior Vice President	None
LAO	Thomas M. Charon	Senior Vice President	None
LAO	Daniel A. Chodosch	Regional Vice President	None
LAO	Wellington Choi	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Paul A. Cieslik	Senior Vice President	None
IND	G. Michael Cisternino	Assistant Vice President	None

LAO	Andrew R. Claeson	Regional Vice President	None
LAO	Kevin G. Clifford	Director, Chairman and Chief Executive Officer; President, Capital Group Institutional Investment Services Division	None
LAO	Hannah L. Coan	Vice President	None
LAO	Ruth M. Collier	Senior Vice President	None
IND	Timothy J. Colvin	Regional Vice President	None
LAO	Christopher M. Conwell	Vice President	None
LAO	C. Jeffrey Cook	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joseph G. Cronin	Senior Vice President	None
LAO	D. Erick Crowdus	Vice President	None
LAO	Brian M. Daniels	Vice President	None
LAO	Hanh M. Dao	Vice President	None
LAO	William F. Daugherty	Senior Vice President	None
LAO	Scott T. Davis	Vice President	None
LAO	Shane L. Davis	Vice President	None
LAO	Peter J. Deavan	Vice President	None
LAO	Guy E. Decker	Senior Vice President	None
LAO	Renee A. Degner	Regional Vice President	None
LAO	Daniel Delianedis	Senior Vice President	None
LAO	Mark A. Dence	Vice President	None
LAO	Stephen Deschenes	Senior Vice President	None

LAO	Mario P. DiVito	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joanne H. Dodd	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Kevin F. Dolan	Vice President	None
LAO	Thomas L. Donham	Vice President	None
LAO	John H. Donovan IV	Assistant Vice President	None
LAO	John J. Doyle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Ryan T. Doyle	Vice President	None
LAO	Craig Duglin	Senior Vice President	None
LAO	Alan J. Dumas	Regional Vice President	None
SNO	Bryan K. Dunham	Assistant Vice President	None
LAO	John E. Dwyer IV	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Karyn B. Dzurisin	Regional Vice President	None
LAO	Kevin C. Easley	Regional Vice President	None
LAO	Damian Eckstein	Regional Vice President	None
LAO	Matthew J. Eisenhardt	Senior Vice President	None
LAO	Timothy L. Ellis	Senior Vice President	None
LAO	John M. Fabiano	Regional Vice President	None
LAO	E. Luke Farrell	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	Bryan R. Favilla	Regional Vice President	None
LAO	Mark A. Ferraro	Regional Vice President	None
LAO	James M. Ferrauilo	Vice President	None
LAO	Lorna Fitzgerald	Vice President	None
LAO	William F. Flannery	Senior Vice President	None
LAO	Kevin H. Folks	Regional Vice President	None
LAO	David R. Ford	Regional Vice President	None
LAO	Steven M. Fox	Vice President	None
LAO	Vanda S. Freesman	Vice President	None
LAO	Daniel Frick	Senior Vice President	None
SNO	Arturo V. Garcia, Jr.	Vice President	None
LAO	J. Gregory Garrett	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Brian K. Geiger	Vice President	None
LAO	Jacob M. Gerber	Vice President, Capital Group Institutional Investment Services Division	None
LAO	J. Christopher Gies	Senior Vice President	None
LAO	Pamela A. Gillett	Regional Vice President	None
LAO	William F. Gilmartin	Regional Vice President	None
SNO	Craig B. Gray	Assistant Vice President	None
LAO	Robert E. Greeley, Jr.	Vice President	None
LAO	Jameson R. Greenstone	Regional Vice President	None
LAO	Jeffrey J. Greiner	Senior Vice President	None

LAO	Eric M. Grey	Senior Vice President	None
LAO	E. Renee Grimm	Regional Vice President	None
SNO	Virginia Guevara	Assistant Vice President	None
IRV	Steven Guida	Senior Vice President	None
LAO	Sam S. Gumma	Regional Vice President	None
LAO	Jan S. Gunderson	Senior Vice President	None
LAO	Ralph E. Haberli	Senior Vice President; Senior Vice President, Capital Group Institutional Investment Services Division	None
IRV	DeAnn C. Haley	Vice President	None
LAO	Paul B. Hammond	Senior Vice President	None
LAO	Philip E. Haning	Regional Vice President	None
LAO	Dale K. Hanks	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David R. Hanna	Regional Vice President	None
LAO	Brandon S. Hansen	Regional Vice President	None
LAO	Derek S. Hansen	Senior Vice President	None
LAO	Julie O. Hansen	Vice President	None
LAO	John R. Harley	Senior Vice President	None
LAO	Calvin L. Harrelson III	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Robert J. Hartig, Jr.	Senior Vice President	None
LAO	Craig W. Hartigan	Senior Vice President	None
LAO	Alan M. Heaton	Vice President	None

LAO	Clifford W. “Webb” Heidinger	Regional Vice President	None
LAO	Brock A. Hillman	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jennifer M. Hoang	Vice President	None
LAO	Heidi B. Horwitz-Marcus	Senior Vice President	None
LAO	David R. Hreha	Regional Vice President	None
LAO	Frederic J. Huber	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David K. Hummelberg	Director, Senior Vice President, Treasurer and Controller	None
LAO	James A. Humpherson Mollett	Regional Vice President	None
LAO	Jeffrey K. Hunkins	Vice President	None
LAO	Marc G. Ialeggio	Senior Vice President	None
IND	David K. Jacocks	Assistant Vice President	None
LAO	W. Chris Jenkins	Vice President	None
LAO	Daniel J. Jess II	Regional Vice President	None
IND	Jameel S. Jiwani	Regional Vice President	None
LAO	Sarah C. Johnson	Vice President	None
LAO	Brendan M. Jonland	Vice President	None
LAO	David G. Jordt	Regional Vice President	None
LAO	Stephen T. Joyce	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Thomas J. Joyce	Vice President	None

LAO	Maria Karahalis	Senior Vice President, Capital Group Institutional Investment Services Division
LAO	John P. Keating	Senior Vice President	None
LAO	David B. Keib	Regional Vice President	None
LAO	Brian G. Kelly	Senior Vice President	None
LAO	Christopher J. Kennedy	Regional Vice President	None
LAO	Jason A. Kerr	Vice President	None
LAO	Ryan C. Kidwell	Vice President	None
LAO	Layla S. Kim	Vice President	None
IRV	Michael C. Kim	Vice President	None
LAO	Charles A. King	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Mark Kistler	Senior Vice President	None
LAO	Stephen J. Knutson	Assistant Vice President	None
LAO	James M. Kreider	Vice President	None
IRV	Theresa A. Kristiansen	Vice President	None
SNO	David D. Kuncho	Vice President	None
LAO	Richard M. Lang	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Christopher F. Lanzafame	Senior Vice President	None
LAO	Andrew P. Laskowski	Regional Vice President	None
SNO	Sandra A. Lass	Assistant Vice President	None
LAO	Andrew Le Blanc	Senior Vice President	None

LAO	Matthew N. Leeper	Vice President	None
LAO	Clay M. Leveritt	Vice President	None
LAO	Louis K. Linquata	Senior Vice President	None
LAO	Heather M. Lord	Senior Vice President	None
LAO	James M. Maher	Regional Vice President	None
LAO	Brendan T. Mahoney	Senior Vice President	None
LAO	Nathan G. Mains	Vice President	None
LAO	Sirish S. Mani	Vice President	None
LAO	Brooke M. Marrujo	Vice President	None
LAO	Stephen B. May	Regional Vice President	None
LAO	Joseph A. McCreesh, III	Senior Vice President	None
LAO	Ross M. McDonald	Vice President	None
LAO	Timothy W. McHale	Secretary	None
LAO	Max J. McQuiston	Regional Vice President	None
LAO	Scott M. Meade	Senior Vice President	None
LAO	Simon Mendelson	Senior Vice President	None
LAO	David A. Merrill	Assistant Vice President	None
LAO	Jennifer M. Miller	Regional Vice President	None
LAO	William T. Mills	Senior Vice President	None
LAO	Sean C. Minor	Vice President	None
LAO	James R. Mitchell III	Vice President	None
LAO	Charles L. Mitsakos	Senior Vice President	None

LAO	Ryan D. Moore	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David H. Morrison	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andrew J. Moscardini	Senior Vice President, Capital Group Institutional Investment Services Division	None
NYO	Timothy J. Murphy	Vice President	None
LAO	Jon C. Nicolazzo	Vice President	None
LAO	Earnest M. Niemi	Vice President	None
LAO	William E. Noe	Senior Vice President	None
LAO	Matthew P. O’Connor	Director and President; Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Jody L. O’Dell	Assistant Vice President	None
LAO	Jonathan H. O’Flynn	Vice President	None
LAO	Peter A. Olsen	Regional Vice President	None
LAO	Jeffrey A. Olson	Vice President	None
LAO	Thomas A. O’Neil	Vice President	None
IRV	Paula A. Orologas	Vice President	None
LAO	Gregory H. Ortman	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Shawn M. O’Sullivan	Vice President	None
IND	Lance T. Owens	Vice President	None
LAO	Kristina E. Page	Regional Vice President	None

LAO	Rodney Dean Parker II	Vice President	None
LAO	Lynn M. Patrick	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Timothy C. Patterson	Assistant Vice President	None
LAO	W. Burke Patterson, Jr.	Senior Vice President	None
LAO	Gary A. Peace	Senior Vice President	None
LAO	Robert J. Peche	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David K. Petzke	Senior Vice President	None
LAO	Adam W. Phillips	Vice President	None
LAO	Joseph M. Piccolo	Vice President	None
LAO	Keith A. Piken	Senior Vice President	None
LAO	John Pinto	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Carl S. Platou	Senior Vice President	None
SNO	Andrew H. Plummer	Assistant Vice President	None
LAO	David T. Polak	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Charles R. Porcher	Vice President	None
LAO	Leah K. Porter	Vice President	None
SNO	Robert B. Potter III	Assistant Vice President	None
LAO	Abbas Qasim	Vice President	None
LAO	Steven J. Quagrello	Senior Vice President	None

IND	Kelly S. Quick	Assistant Vice President	None
LAO	Michael R. Quinn	Senior Vice President	None
LAO	James R. Raker	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Sunder R. Ramkumar	Senior Vice President	None
LAO	Rachel M. Ramos	Assistant Vice President	None
SNO	John P. Raney	Vice President	None
LAO	James P. Rayburn	Vice President	None
LAO	Rene M. Reincke	Vice President	None
LAO	Christopher J. Richardson	Regional Vice President	None
SNO	Stephanie A. Robichaud	Assistant Vice President	None
LAO	Jeffrey J. Robinson	Vice President	None
LAO	Matthew M. Robinson	Regional Vice President	None
LAO	Thomas W. Rose	Vice President, Capital Group Institutional Investment Services Division	None
SNO	Tracy M. Roth	Assistant Vice President	None
LAO	Rome D. Rottura	Senior Vice President	None
LAO	Shane A. Russell	Vice President	None
LAO	William M. Ryan	Senior Vice President	None
LAO	Dean B. Rydquist	Director, Senior Vice President and Chief Compliance Officer	None
IND	Brenda S. Rynski	Regional Vice President	None
LAO	Richard A. Sabec, Jr.	Senior Vice President	None
SNO	Richard R. Salinas	Assistant Vice President	None

LAO	Paul V. Santoro	Senior Vice President	None
LAO	Keith A. Saunders	Regional Vice President	None
LAO	Joe D. Scarpitti	Senior Vice President	None
LAO	Joe D. Scarpitti	Senior Vice President	None
LAO	Michael A. Schweitzer	Senior Vice President	None
LAO	Mark A. Seaman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	James J. Sewell III	Senior Vice President	None
LAO	Arthur M. Sgroi	Senior Vice President	None
LAO	Brad W. Short	Vice President	None
LAO	Nathan W. Simmons	Vice President	None
LAO	Connie F. Sjursen	Vice President	None
LAO	Melissa A. Sloane	Regional Vice President	None
LAO	Matthew T. Smith	Vice President	None
SNO	Stacy D. Smolka	Vice President	None
LAO	J. Eric Snively	Vice President	None
LAO	Jason M. Snow	Regional Vice President	None
LAO	Kristen J. Spazafumo	Vice President	None
LAO	Margaret V. Steinbach	Vice President	None
LAO	Michael P. Stern	Senior Vice President	None
LAO	Andrew J. Strandquist	Regional Vice President	None
IRV	Todd O. Stucke	Assistant Vice President	None
LAO	Peter D. Thatch	Senior Vice President	None

LAO	John B. Thomas	Vice President	None
LAO	Cynthia M. Thompson	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Scott E. Thompson	Assistant Vice President	None
HRO	Stephen B. Thompson	Regional Vice President	None
LAO	Mark R. Threlfall	Vice President	None
LAO	Russell W. Tipper	Senior Vice President	None
LAO	Luke N. Trammell	Senior Vice President	None
LAO	Jordan A. Trevino	Regional Vice President	None
LAO	Shaun C. Tucker	Senior Vice President	None
LAO	David E. Unanue	Senior Vice President	None
LAO	Idoya Urrutia	Assistant Vice President	None
LAO	Scott W. Ursin-Smith	Senior Vice President	None
LAO	Patrick D. Vance	Regional Vice President	None
LAO	Michael R. Van Wyk	Vice President	None
LAO	Srinkanth Vemuri	Vice President	None
LAO	Spilios Venetsanopoulos	Regional Vice President	None
LAO	J. David Viale	Senior Vice President	None
LAO	Robert D. Vigneaux III	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jayakumar Vijayanathan	Senior Vice President	None
LAO	Todd R. Wagner	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	Jon N. Wainman	Regional Vice President	None
LAO	Sherrie S. Walling	Assistant Vice President	None
LAO	Brian M. Walsh	Vice President	None
LAO	Susan O. Walton	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Chris L. Wammack	Vice President	None
LAO	Matthew W. Ward	Regional Vice President	None
LAO	Thomas E. Warren	Senior Vice President	None
IND	Kristen M. Weaver	Assistant Vice President	None
LAO	George J. Wenzel	Senior Vice President	None
LAO	Jason M. Weybrecht	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Adam B. Whitehead	Vice President	None
LAO	N. Dexter Williams	Senior Vice President	None
LAO	Steven Wilson	Vice President	None
LAO	Steven C. Wilson	Vice President	None
LAO	Kurt A. Wuestenberg	Senior Vice President	None
LAO	Jonathan A. Young	Senior Vice President	None
LAO	Jason P. Young	Senior Vice President	None
LAO	Raul Zarco, Jr.	Vice President, Capital Group Institutional Investment Services Division	None
IND	Ellen M. Zawacki	Vice President	None

__________

DCO	Business Address, 3000 K Street N.W., Suite 230, Washington, DC 20007-5140
GVO-1	Business Address, 3 Place des Bergues, 1201 Geneva, Switzerland
HRO	Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
IND	Business Address, 12811 North Meridian Street, Carmel, IN 46032
IRV	Business Address, 6455 Irvine Center Drive, Irvine, CA 92618
LAO	Business Address, 333 South Hope Street, Los Angeles, CA 90071
LAO-W	Business Address, 11100 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025
NYO	Business Address, 630 Fifth Avenue, 36th Floor, New York, NY 10111
SFO	Business Address, One Market, Steuart Tower, Suite 2000, San Francisco, CA 94105
SNO	Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

(c)       None

Item 33.	Location of Accounts and Records

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Registrant’s investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, 6455 Irvine Center Drive, Irvine, California 92618; and/or 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 6455 Irvine Center Drive, Irvine, California 92618; 12811 North Meridian Street, Carmel, Indiana 46032; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering portfolio transactions are maintained and kept by its custodian, JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017-2070.

Item 34.	Management Services

None

Item 35.	Undertakings

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California on the 6th day of April, 2017.

AMERICAN BALANCED FUND

By: /s/ Gregory D. Johnson

(Gregory D. Johnson, Vice Chairman of the Board and President)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on April 6, 2017, by the following persons in the capacities indicated.

	Signature	Title
(1)	Principal Executive Officer:
	/s/ Gregory D. Johnson	Vice Chairman of the Board and President
(Gregory D. Johnson)

(2)	Principal Financial Officer and Principal Accounting Officer:
	/s/ Brian C. Janssen	Treasurer
(Brian C. Janssen)

(3)	Trustees:
	William H. Baribault*	Trustee
	Vanessa C. L. Chang*	Trustee
	Linda Griego*	Trustee

	/s/ Gregory D. Johnson	Vice Chairman of the Board and President
(Gregory D. Johnson)

	Leonade D. Jones*	Trustee
	William D. Jones*	Trustee
	James J. Postl*	Trustee
	Margaret Spellings*	Trustee
	Isaac Stein*	Chairman of the Board (Independent and Non-Executive)

*By: /s/ Michael W. Stockton
(Michael W. Stockton, pursuant to a power of attorney filed herewith)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

/s/ Jae Won Chung

(Jae Won Chung, Counsel)

POWER OF ATTORNEY

I, William H. Baribault, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Laurie D. Neat Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 6th day of March, 2017.

(City, State)

/s/ William H. Baribault

William H. Baribault, Board member

POWER OF ATTORNEY

I, Vanessa C. L. Chang, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	EuroPacific Growth Fund
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Kimberley H. Monasterio

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at North Berwick, Scotland, this 28th day of July, 2016.

(City, State)

/s/ Vanessa C. L. Chang

Vanessa C. L. Chang, Board member

POWER OF ATTORNEY

I, Linda Griego, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Kimberley H. Monasterio

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 18th day of July, 2016.

(City, State)

/s/ Linda Griego

Linda Griego, Board member

POWER OF ATTORNEY

I, Leonade D. Jones, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Kimberley H. Monasterio

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Washington, DC, this 28th day of July, 2016.

(City, State)

/s/ Leonade D. Jones

Leonade D. Jones, Board member

POWER OF ATTORNEY

I, William D. Jones, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Kimberley H. Monasterio

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at San Diego, CA, this 14th day of July, 2016.

(City, State)

/s/ William D. Jones

William D. Jones, Board member

POWER OF ATTORNEY

I, James J. Postl, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Kimberley H. Monasterio

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Houston, TX, this 14th day of July, 2016.

(City, State)

/s/ James J. Postl

James J. Postl, Board member

POWER OF ATTORNEY

I, Margaret Spellings, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Laurie D. Neat Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 6th day of March, 2017.

(City, State)

/s/ Margaret Spellings

Margaret Spellings, Board member

POWER OF ATTORNEY

I, Isaac Stein, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Kimberley H. Monasterio

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Atherton, CA, this 14th day of July, 2016.

(City, State)

/s/ Isaac Stein

Isaac Stein, Board member